UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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ESS TECHNOLOGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held June 16, 2005
To the Shareholders of ESS Technology, Inc.:
      Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of ESS Technology, Inc. (the “Company”) will be held on Thursday, June 16, 2005 at 3:30 p.m., local time at The Fremont Marriott, located at 46100 Landing Parkway, Fremont, CA 94538, for the following purposes:

1. To elect directors of the Company, each to serve until the next Annual Meeting, until his or her successor has been elected and qualified, or until his or her earlier resignation or removal;

2. To approve changing the Company’s state of incorporation from California to Delaware;

3. To approve the amendment and restatement of the 1995 Equity Incentive Plan to extend the termination date of such plan from July 31, 2005 to July 31, 2010;

4. To adopt the Acquisition Equity Incentive Plan with 2,000,000 shares reserved for issuance thereunder;

5. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2005; and

6. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.
      The Board of Directors has fixed the close of business on April 29, 2005 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.
      We cordially invite you to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting and the presence of a quorum at the Annual Meeting, please vote as soon as possible, even if you plan to attend the Annual Meeting. Most shareholders have three options for submitting their vote: (1) via the Internet, (2) by phone, or (3) by mail, using the paper proxy card. If you vote and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.
      At the Annual Meeting, we will also report on our business results and other matters of interest to the shareholders.

By Order of the Board of Directors

JAMES B. BOYD
Chief Financial Officer, Senior Vice President and Assistant Secretary
Fremont, California
April 29, 2005
IMPORTANT
Whether or not you plan to attend the Annual Meeting, please vote as promptly as possible. If a quorum is not reached, the Company will have the added expense of re-issuing these proxy materials. If you attend the Annual Meeting and so desire, you may withdraw your proxy and vote in person.
Thank you for acting promptly.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To Be Held June 16, 2005
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS To Be Held June 16, 2005
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 REINCORPORATION FROM CALIFORNIA TO DELAWARE
PROPOSAL NO. 3 AMENDMENT AND RESTATEMENT OF THE 1995 EQUITY INCENTIVE PLAN
PROPOSAL NO. 4 APPROVAL OF THE ACQUISITION EQUITY INCENTIVE PLAN
PROPOSAL NO. 5 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
COMMON OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
PERFORMANCE GRAPH
INCORPORATION BY REFERENCE
CERTAIN BUSINESS RELATIONSHIPS
EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS
TRANSACTIONS WITH MANAGEMENT AND OTHERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
OTHER BUSINESS
Appendix A
Appendix B
Appendix C
Appendix D
Appendix E
Appendix F
Appendix G
Appendix H
Appendix I

ESS TECHNOLOGY, INC.
48401 Fremont Blvd.
Fremont, CA 94538
(510) 492-1088
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
To Be Held June 16, 2005
General

      This Proxy Statement is furnished in connection with the solicitation on behalf of the board of directors (the “Board of Directors” or the “Board”) of ESS Technology, Inc., a California corporation (the “Company,” “ESS,” “we,” “us” or “our”), of proxies in the enclosed form for use in voting at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Thursday, June 16, 2005 at 3:30 p.m., local time, or at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at The Fremont Marriott, located at 46100 Landing Parkway, Fremont, CA 94538. The telephone number at that location is (510) 413-3700.
      We have summarized below important information with respect to the Annual Meeting.
Record Date; Voting Securities
      The Board of Directors has fixed the close of business on April 29, 2005 as the record date for the Annual Meeting (the “Record Date”). Only shareholders of record on that date are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had approximately 39,718,248 shares of common stock issued and outstanding (collectively, the “Shares”) and approximately 198 shareholders of record.
Solicitation
      The proxy solicitation materials, which consist of this Proxy Statement, the proxy card and the Annual Report to Shareholders for the fiscal year ended December 31, 2004, were mailed on or about May 6, 2005 to all shareholders of record on the Record Date.
      The costs of soliciting these proxies will be borne by the Company. These costs will include the expenses of preparing and mailing proxy materials for the Annual Meeting and reimbursement paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company’s common stock. The Company has retained Mellon Investor Services LLC as its proxy solicitor for a fee of $15,000 plus out-of-pocket costs and expenses. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation of proxies.
Voting Procedures
      You may vote via the Internet or by telephone. If you hold your Shares in street name, you may submit your proxy from any location in the world via the Internet by following the instructions on the voting instruction form. If you hold your Shares in street name and you live in the United States or Canada, you may submit your proxy by telephone by following the instructions on the voting instruction form. Holding Shares in “street name” means your Shares are held in an account by your stockbroker, bank, or other nominee, and the stock certificates and record ownership are not in your name.
      You may vote by mail. To vote by mail, please sign your proxy card and return it in the enclosed, postage-prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your Shares will be voted in accordance with your instruction. If you received more than one proxy card, it means that you hold Shares in more than one account. Please sign and return all proxy cards to ensure that all your Shares are voted.
      You may vote in person at the Annual Meeting. We will pass out written ballots to anyone who wants to vote at the Annual Meeting. If your Shares are held in street name and you wish to attend and vote at the Annual Meeting, you must notify your stockbroker, bank or other nominee and obtain the proper documentation to vote your Shares at the Annual Meeting.
Revocability of Proxies
      You may revoke your proxy at any time prior to the start of the Annual Meeting by (1) submitting a later-dated vote, in person at the Annual Meeting, via the Internet, by telephone or by mail (see “Voting Procedures”), or (2) delivering instructions to the Assistant Secretary of the Company. The mere presence at the Annual Meeting of a shareholder who has appointed a proxy will not revoke the prior appointment. If not revoked, a proxy properly marked, dated, signed and received will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy card by the shareholder.
Voting and Quorum
      Each Share is entitled to one vote on all matters. With respect to the election of directors, the six directors receiving the highest number of votes of the Shares of common stock present in person or represented by proxy at the Annual Meeting and voting on the election of directors will be elected. Votes against a director nominee and votes withheld shall have no legal effect. Except with respect to the election of directors and except in certain other specific circumstances, the affirmative vote of a majority of the Shares represented and voting at a duly held meeting at which a quorum is present is required under California law for approval of proposals presented to shareholders. In addition, the Shares voting affirmatively on any matter must also constitute at least a majority of the required quorum. In general, California law also provides that a quorum consists of a majority of the Shares entitled to vote, represented either in person or by proxy. The affirmative vote of a majority of the shares of common stock outstanding will be required to approve the change of our state of incorporation from California to Delaware. The affirmative vote of a majority of the Shares present and entitled to vote will be required to approve the extension of our 1995 Equity Incentive Plan, to adopt the Acquisition Equity Incentive Plan and to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company.
      The Inspector of Elections will tabulate the votes cast by proxy or in person at the Annual Meeting. The Inspector of Elections will also determine whether or not a quorum is present. The Inspector of Elections will treat abstentions on any matter as present and entitled to vote for purposes of determining the presence or absence of a quorum, and as voting on the proposal in determining the total number of votes cast with respect to a proposal submitted to shareholders for a vote. Accordingly, abstentions will have the same effect as a vote against the proposal. If a broker indicates on an enclosed proxy or its substitute that it does not have discretionary authority to vote on a particular matter (a “Broker Non-Vote”), the shares covered by such proxy will be counted as present and entitled to vote for purposes of determining the presence or absence of a quorum, but will not be considered as voting with respect to that particular matter. On any matter which requires the affirmative vote of a majority of the outstanding shares, abstentions and Broker Non-Votes have the same effect as a negative vote. Accordingly, abstentions and Broker Non-Votes can have the effect of preventing approval of the reincorporation, and abstentions can have the effect of preventing approval of the amendment and restatement of the 1995 Equity Incentive Plan, the adoption of the Acquisition Equity Incentive Plan and the ratification of the appointment of the Company’s registered public accounting firm. While there is no definitive specific statutory or case law authority in California concerning the proper treatment of abstentions and Broker Non-Votes, we believe that the tabulation procedures to be followed by the Inspector of Elections are consistent with the general statutory requirements in California concerning determination of a quorum and voting of shares.
      If not revoked and if no instructions are indicated on the proxy card with respect to one or more items, the proxy will be voted (1) “FOR” the election of directors in the manner described in the Proxy Statement,

(2) “FOR” the approval of changing the Company’s state of incorporation from California to Delaware, (3) “FOR” the approval of the amendment and restatement of the 1995 Equity Incentive Plan, (4) “FOR” the adoption of the Acquisition Equity Incentive Plan with 2,000,000 shares reserved for issuance thereunder, (5) “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2005, and in the discretion of the proxies as to other matters that may properly come before the Annual Meeting.
      The Company announced in its 2004 proxy statement that if the shareholders who are interested in raising a proposal at the Company’s Annual Meeting do not notify the Company of a proposal on or before March 14, 2005, management may use its discretionary voting authority to vote on such proposal, even if the matter is not discussed in the proxy statement for the Annual Meeting. Since the Company was not notified of any proposal on or before March 14, 2005, management intends to use its discretionary voting authority to vote on any proposal that may be brought at the Annual Meeting and any adjournments or postponements thereof. Therefore, if not revoked, the proxy will be voted as the proxy holders deem advisable on any other matters that may come before the Annual Meeting.
      The Company will announce preliminary voting results at the Annual Meeting. Final voting results will be published in the Company’s Quarterly Report on Form 10-Q for the second quarter of fiscal year 2005 filed with the Securities and Exchange Commission (the “SEC”).
Householding of Proxy Materials
      In an effort to conserve natural resources, as well as reduce printing costs and postage fees, we have adopted a practice approved by the SEC called “householding.” Under this practice, shareholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials unless one or more of these shareholders notifies us that he or she wishes to continue receiving individual copies. Shareholders who participate in householding will continue to receive separate proxy cards.
      If you share an address with another shareholder and received only one set of proxy materials and would like to request a separate copy of these materials, please send your request to: Investor Relations, ESS Technology, Inc., 48401 Fremont Blvd., Fremont, CA 94538, or visit our website at www.esstech.com. Additional copies of the proxy materials will be sent within 30 days after receipt of your request. Similarly, you may also contact us if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.
Electronic Delivery of Proxy Materials and Annual Report
      If you received your annual meeting materials by mail, we encourage you to conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your shareholder communications via e-mail. With electronic delivery, you will be notified via e-mail as soon as the annual report and the proxy statement are available on the Internet, and you can easily submit your shareholder votes online. Electronic delivery can also help reduce the number of bulky documents in your personal files and eliminate duplicate mailings. Please check the information provided in the proxy materials mailed to you by your stockbroker, bank, or other nominee regarding the availability of this service. Your electronic delivery enrollment will be effective until you cancel it.
      The Company will provide a copy of the Company’s Annual Report on Form  10-K for the year ended December 31, 2004, as amended (the “10-K”), including financial statements and financial statement schedules (but not exhibits), without charge to each shareholder upon written request. The written request should be sent to: Investors Relations, ESS Technology, Inc., 48401 Fremont Blvd., Fremont, CA 94538. Exhibits to the 10-K may be obtained upon written request and payment of the Company’s reasonable expenses in furnishing such exhibits.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
      The Company’s Bylaws currently provide that the number of directors shall not be less than five or more than nine. The size of the Company’s Board of Directors is currently set at six members. The Board has nominated the six persons named below to serve as directors to hold office until the next annual meeting of shareholders, until their respective successors have been elected and qualified or until such directors’ earlier resignation or removal. The six nominees receiving the highest number of votes of the Shares present in person or represented by proxy at the Annual Meeting and voting on the election of directors will be elected. All of the nominees have served as directors of the Company since the last annual meeting of shareholders. If any nominee for any reason is unable to serve, or for good cause, will not serve as a director, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or, for good cause, will not serve as a director.
Nominees
      The names of the nominees, and certain information about them as of March 15, 2005, are set forth below:

			Director
Name of Nominee	Age	Principal Occupation	Since

Fred S.L. Chan	58	Chairman of the Board of Directors of the Company	1986
Robert L. Blair	57	President and Chief Executive Officer of the Company	1999
Gary L. Fischer(1)	54	President, Chief Operating Officer and Chief Financial Officer of Integrated Silicon Solution, Inc.	2004
Peter T. Mok(1)(2)(3)	51	President and Chief Executive Officer of KLM Capital Management, Inc.	1993
David S. Lee(1)(2)(3)	67	Chairman of the Board for eOn Communications, Cortelco and TAVONNI Technologies Inc.	2000
Alfred J. Stein(1)	72	Director of Advanced Power Technology	2003

(1)	Member of the Audit Committee of the Board.

(2)	Member of the Compensation Committee of the Board.

(3)	Member of the Corporate Governance and Nominating Committee of the Board.
      Except as set forth below, each of the nominees has been engaged in the principal occupation set forth next to his name above during the past five years. There are no family relationships among any of the directors or executive officers of the Company.
      Fred S.L. Chan has been a director since January 1986 and has served as Chairman of the Board since October 1992. Mr. Chan is also the Chairman of the Board for Vialta, Inc. and has served in that capacity since September 1999. Mr. Chan served as President and Chief Executive Officer of Vialta from September 1999 to August 2001. Mr. Chan served as our President from November 1985 until October 1996 and from February 1997 to September 1999. He served as our Chief Executive Officer from June 1994 until September 1999. Mr. Chan served as our Chief Financial Officer from October 1992 to May 1995. From 1984 to 1985, Mr. Chan was founder, President and Chief Executive Officer of AC Design, Inc., a VLSI chip design center providing computer aided design (CAD), engineering and other design services. From 1982 to 1984, he was co-founder, President and Chief Executive Officer of CADCAM Technology, Inc., a company in the business of computer aided engineering (CAE) systems development. Mr. Chan holds B.S.E.E. and M.S.C. degrees from the University of Hawaii.
      Robert L. Blair has been our President and Chief Executive Officer since September 1999. Mr. Blair was elected as a director in 1999. Mr. Blair served as our Executive Vice President of Operations and member of the Office of the President from April 1997 to September 1999. From December 1994 to March 1997, he was our Vice President of Operations. From December 1991 to November 1994, he was Senior Vice President of Operations (Software Packaging & Printing Division) of Logistix Corporation, a software turnkey company, and from 1989 to November 1991, he was Vice President and co-owner of Rock Canyon Investments, a real estate development-planning firm in California. From 1986 to 1989, he held various positions at Xidex Corporation, a computer diskette manufacturer, including President and General Manager at XEMAG, a division of Xidex Corporation. From 1973 to 1986, he held several positions including Vice President, High Reliability Operations at Precision Monolithics, Inc.
      Gary L. Fischer has served as a director since August 2004. Mr. Fischer has served as the President and Chief Operating Officer of Integrated Silicon Solution, Inc. since April 2001, as Chief Financial Officer since November 2002 and as a member of the Board since March 2001. He served as Executive Vice President and Chief Financial Officer of Integrated Silicon Solution, Inc. from April 1995 to March 2001, and as Vice President and Chief Financial Officer of Integrated Silicon Solution, Inc. from June 1993 to March 1995. From January 1989 to December 1992, Mr. Fischer was Chief Financial Officer of Synergy Semiconductor Corporation, a manufacturer of high performance SRAM and logic integrated circuits. From November 2001 to June 2003, he was a director of E-CMOS, a peripheral interface device company. Mr. Fischer holds an M.B.A. degree from the University of Santa Clara and a B.A. degree from the University of California, Santa Barbara.
      Peter T. Mok has served as a director since May 1993. Mr. Mok is currently the President and Chief Executive Officer of KLM Capital Management, Inc., a venture capital management company, and has served in that capacity since July 1996. From July 1994 to July 1996, Mr. Mok was Senior Manager, Investment Banking, of DBS Ltd. From June 1992 to July 1994, he was Senior Vice President, Manager and a director of Transpac Capital, Inc., a venture capital management company that is a wholly owned subsidiary of Transpac. Mr. Mok holds a B.S. degree in Business Administration from San Jose State University. Mr. Mok also serves on the boards of several private companies.
      David S. Lee has served as a director since March 2000. Mr. Lee is currently the Chairman of the Board for eOn Communications Corporation, Cortelco and TAVONNI Technologies Inc. Prior to that, he served as President and Chairman of Data Technology Corporation, which he acquired and merged with Qume Corporation in 1988. From 1983 to 1985, he served as Vice President of ITT and as Group Executive and Chairman of its Business Information Systems Group. Mr. Lee held positions of Executive Vice President of ITT Qume from 1978 to 1981 and President from 1981 to 1983. Mr. Lee co-founded Qume Corporation in 1973 and served as Executive Vice President until it was bought by ITT Corporation in 1978. Mr. Lee currently serves on the Board of Directors for the following business related ventures: iBasis Inc., Linear Technology Corporation, Daily Wellness Co., as well as numerous non-business related ventures. He was an advisor to both President Bush and President Clinton through the Advisory Committee on Trade Policy and Negotiation and additionally to Governor Pete Wilson through the California Economic Development Corporation. He currently is a member of the President’s Council on the 21st Century Workforce, appointed by President George W. Bush. Mr. Lee is also a Regent of the University of California.
      Alfred J. Stein has served as a director since April 2003. Mr. Stein is an independent consultant to technology companies and has spent more than 45 years in the semiconductor industry. From 1982 until 1999 Mr. Stein served as Chairman of the Board and Chief Executive Officer of VLSI Technology, Inc., which was acquired by Philips Electronics in 1999. Previously, Mr. Stein served as Chief Executive Officer of Arrow Electronics, Vice President and Assistant General Manager of Motorola’s Semiconductor Sector and Vice President and General Manager for the Electronics Devices Division of Texas Instruments. Currently, Mr. Stein serves on the boards of Advanced Power Technology, Inc., Electronics Boutique Holdings Corp.,

Simtek Corp. and several private start-up companies. Mr. Stein holds a B.S. degree in physics from St. Mary’s University of Texas and an M.S. degree in mathematics from Southern Methodist University.
Corporate Governance

Governance Principles
      All of ESS’ corporate governance materials, including the committee charters and the Code of Ethics, are published on the governance section of ESS’ website at www.esstech.com. The Board regularly reviews corporate governance developments and modifies these principles, charters and practices as warranted. Any modifications are reflected on our website.

Director Independence
      It is the Board’s objective that at least a majority of the Board should consist of independent directors. For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with ESS that would impair his or her independence. The Board has established guidelines to assist it in determining director independence, which conform to the independence requirements in the Nasdaq rules. The Board will consider all relevant facts and circumstances in making an independence determination. The Board has determined that the following directors satisfy the Nasdaq’s independence requirements: Gary Fischer, David Lee, Peter Mok and Alfred Stein.
      The Board currently has a standing Compensation Committee, Corporate Governance and Nominating Committee, and Audit Committee which was established in accordance with Section 3(a)(58) of the Securities Exchange Act of 1934, as amended (the “Exchange Act of 1934” or the “Exchange Act”). All members of the Audit, Compensation and Corporate Governance and Nominating Committees must be independent directors. Members of the Audit Committee must also satisfy an additional SEC independence requirement, which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from ESS or any of its subsidiaries other than their directors’ compensation. The Board has affirmatively determined that all members of the Audit, Compensation and Corporate Governance and Nominating Committees satisfy the relevant Nasdaq and SEC independence requirements.

Code of Ethics
      The Company has adopted a Code of Ethics that applies to all of its employees including its principal executive officer, principal financial officer, principal accounting officer, controller and certain other senior financial management. If any substantive amendments are made to the Code of Ethics or any waiver is granted, including any implicit waiver, from a provision of the Code of Ethics to the Company’s Chief Executive Officer, Chief Financial Officer or Controller, the Company will disclose the nature of such amendment or waiver on its website or in SEC reports.

Shareholder Communications
      Our Board of Directors welcomes communications from our shareholders. Shareholders may send communications to the Board of Directors, or to any director in particular, c/o James B. Boyd, Assistant Secretary, ESS Technology, Inc., 48401 Fremont Blvd., Fremont, CA 94538. Any correspondence addressed to the Board of Directors or to any one of our directors in care of the Assistant Secretary is forwarded to the addressee without review. The independent directors of the Board review and approve the shareholder communication process periodically to ensure effective communication with shareholders.

Director Attendance at Annual Meetings
      Our policy is to encourage the members of our Board of Directors to attend our annual meetings. Three members of our Board of Directors attended the 2004 Annual Meeting of Shareholders.

Executive Sessions
      Since 2004 independent directors have met in at least two regularly scheduled executive sessions each year. The sessions are scheduled and chaired by the Chairman of the Corporate Governance and Nominating Committee. Any independent director may request that an additional executive session be scheduled.

Board Meetings
      The Board held ten meetings in 2004, including telephone conference meetings, and each of the directors attended 75% or more of the aggregate number of meetings of the Board of Directors and the meetings of the committees of the Board on which he served during 2004.

Board Committees
      Each of the Board’s Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee operates under a written charter approved by the Board. A copy of each charter is available on the Company’s website at www.esstech.com. Additionally, the amended and restated charters for the Audit Committee, Compensation Committee and the Corporate Governance and Nominating Committee are attached as Appendices A, B and C, respectively, to this Proxy Statement.
      The Audit Committee of the Board consisted of four independent, non-employee directors: David Lee, Peter Mok, Alfred Stein and Gary Fischer, the Chairman of the Audit Committee. Each Audit Committee member qualifies as an audit committee financial expert as defined by SEC rules. The Audit Committee held six meetings in 2004. The Audit Committee has determined that the provision of non-audit services by the independent registered public accounting firm in 2004 is compatible with maintaining the independent registered public accounting firm’s independence. The Audit Committee’s responsibilities are to:

•	appoint, compensate, oversee, evaluate and replace, if necessary, the independent registered public accounting firm;

•	review and approve the scope of the annual internal and external audit;

•	review and pre-approve the engagement of the Company’s independent registered public accounting firm to perform audit and non-audit services and the related fees;

•	meet independently with the Company’s internal auditing staff, independent registered public accounting firm and senior management;

•	review disclosures from the Company’s independent registered public accounting firm regarding Independence Standards Board Standard No. 1;

•	review the integrity of the Company’s financial reporting process;

•	review the Company’s financial statements and SEC filings and disclosures;

•	monitor compliance with the Company’s Code of Ethics; and

•	establish procedures for the confidential and anonymous receipt, retention and treatment of complaints regarding the Company’s accounting, internal controls and auditing matters.
      The Compensation Committee of the Board consisted of two independent, non-employee directors, David Lee and Peter Mok. The Compensation Committee held seven meetings in 2004. The Compensation Committee reviews and approves compensation and benefits for the Company’s key executive officers based on their performance, administers the Company’s stock purchase and equity incentive plans and makes recommendations to the Board of Directors regarding such matters.
      The Corporate Governance and Nominating Committee of the Board consisted of two independent, non-employee directors, David Lee and Peter Mok. The Corporate Governance and Nominating Committee held three meetings in 2004. The Corporate Governance and Nominating Committee makes recommendations to the Board regarding the size and composition of the Board, the compensation of new and existing directors and the size and composition of the various Board committees and other corporate governance matters. The Corporate Governance and Nominating Committee will consider nominees proposed by shareholders. Any shareholder who wishes to recommend a prospective nominee for the Board of Directors for the Corporate Governance and Nominating Committee’s consideration may do so by giving the candidate’s name and qualifications in writing to the Assistant Secretary of the Company. See “Deadline for Receipt of Shareholder Proposals” for further discussion of the requirements for submitting a shareholder proposal.
      In selecting candidates for the Board, the Corporate Governance and Nominating Committee strives for a variety of experience and background that adds depth and breadth to the overall character of the Board. Every effort is made to complement and supplement skills within the existing Board and strengthen any identified insufficiencies. In selecting the nominees, the Board evaluates prospective nominees against minimum standards and qualifications such as business experience, independence, character and acumen of candidates to collectively establish a number of areas of core competency of the Board, including business judgment, management, accounting and finance, industry and technology knowledge, knowledge of international markets and marketing. Further criteria include a candidate’s personal and professional ethics, integrity and values, as well as the willingness to devote sufficient time to attend meetings and participate effectively on the Board.
      In addition to considering candidates suggested by shareholders, the Corporate Governance and Nominating Committee considers potential candidates recommended by current directors, company officers, employees and others. The Corporate Governance and Nominating Committee screens all potential candidates in the same manner regardless of the source of the recommendation. The Corporate Governance and Nominating Committee’s review is typically based on written materials provided with respect to the potential candidate. The Corporate Governance and Nominating Committee determines whether the candidate meets the Company’s minimum qualifications and specific qualities and skills for directors and whether requesting additional information or an interview is appropriate.
Compensation of Directors
      The employee directors are reimbursed for their reasonable expenses in attending meetings of the Board of Directors and do not receive cash compensation for their services. The non-employee directors received the quarterly retainer and meeting fees indicated below from April 26, 2003 through April 24, 2004. The non-employee directors are also reimbursed for their reasonable expenses in attending meetings of the Board of Directors.

Quarterly Retainer	$5,000
Meeting Fee*	$2,000
Additional Quarterly Committee Retainer:
Audit Committee Chair	$4,000
Audit Committee Member	$2,000
Other Committee Chair	$500

*	$1,000 for each meeting attended via conference call.
      Effective April 24, 2004, non-employee directors began receiving the quarterly retainer and meeting fees indicated below. The non-employee directors are also reimbursed for their reasonable expenses in attending meetings of the Board of Directors.

Quarterly Retainer	$5,000
Scheduled Meeting Fee*	$2,000
Special Meeting Fee**	$500
Additional Quarterly Committee Retainer:
Audit Committee Chair	$4,000
Audit Committee Member	$2,000
Other Committee Chair	$1,000
Other Committee Member	$500

*	$1,000 for each scheduled meeting attended via conference call.

**	For each special meeting, attended in person or via conference call, where board actions are required.
      Non-employee directors of the Company are automatically granted options to purchase shares of the Company’s common stock pursuant to the terms of the Company’s 1995 Directors Stock Option Plan (the “Directors Plan”). Each non-employee director, upon becoming a member of the Board, is granted an option to purchase 40,000 shares of common stock under the Directors Plan (the “Initial Grant”). Thereafter, on the date of the annual meeting of shareholders each year, each non-employee director who will continue as a director is automatically granted an additional option to purchase 10,000 shares of common stock under the Directors Plan (the “Subsequent Grant”), provided the director has then served for six (6) months. Options granted under the Directors Plan have an exercise price equal to the fair market value of the Company’s common stock on the date of grant with a term of ten years. The fair market value of the common stock is determined based on the closing sales price on the Nasdaq National Market on the date of grant. Initial Grants become exercisable with respect to 25% of the shares on the first anniversary of the date of grant and with respect to 1/48th of the shares on the same date of each succeeding month. Subsequent Grants vest and become exercisable with respect to 1/48th of the shares on the same date as the date of grant each month following the grant.
      On the date of each annual meeting of shareholders, each member of the Audit Committee (including the Chairman) is granted an additional option to purchase 5,000 shares of common stock, vesting ratably over 12 months so long as he or she continuously serves as a member of the Audit Committee. In addition, the Chairman of the Audit Committee is granted an additional option to purchase 5,000 shares of common stock, vesting ratably over 12 months so long as he or she continuously serves as a member of the Audit Committee. When a director joins the Audit Committee between annual meetings of shareholders, he or she will receive a pro rated Audit Committee grant based on the number of months he or she serves on the committee prior to receiving his or her first annual grant. These options have an exercise price equal to the fair market value of the Company’s common stock on the date of grant with a term of ten years. The fair market value of the common stock is determined based on the closing sales price on the Nasdaq National Market on the date of grant.
REQUIRED VOTE
      If a quorum is present, the six nominees receiving the highest number of affirmative votes of Shares present and voting at the Annual Meeting in person or by proxy and voting on the election of directors shall be elected as directors.
RECOMMENDATION OF THE BOARD
THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH
OF THE NOMINATED DIRECTORS.
PROPOSAL NO. 2
REINCORPORATION FROM CALIFORNIA TO DELAWARE
      For the reasons set forth below, the Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from California to Delaware (the “Reincorporation Proposal”). In proposing the reincorporation, the Board of Directors has purposefully set the proposed charters and bylaws at a modest level commonly maintained by companies incorporated in Delaware and friendly to shareholders in order to maximize management efficiency, maximize value for the Company and preserve shareholder rights.
      Shareholders are urged to read carefully the following sections of this Proxy Statement, including the related appendices, before voting on the Reincorporation Proposal. Throughout this Proxy Statement, the term

“ESS California” refers to the existing California corporation and the term “ESS Delaware” refers to the proposed wholly-owned Delaware subsidiary of ESS California and the proposed successor to ESS California.
Principal Reasons for Reincorporation
      The Board of Directors believes that any direct benefit that Delaware law provides to corporations indirectly benefits the shareholders, who are the owners of the corporations. The Board of Directors believes that there are several reasons why a reincorporation to Delaware is in the best interests of the Company and its shareholders. As explained in more detail below, these reasons can be summarized as follows:

•	greater predictability, flexibility and responsiveness of Delaware law to corporate needs;

•	enhanced ability of Delaware corporations to attract and retain qualified independent directors; and

•	more certainty regarding indemnification and limitation of liability for directors.

Prominence, Predictability and Flexibility of Delaware Law
      The enactment of the Sarbanes-Oxley Act of 2002 and subsequent rule-making by the SEC and NASD in the areas of corporate governance prompted the Company to explore reincorporating in the state of Delaware due to Delaware’s reputation for progressive principles of corporate governance. In comparing the corporate laws of California and Delaware, the Company noted that Delaware offers more comprehensive, flexible corporate laws that are responsive to the legal and business needs of corporations. For instance, Delaware law is more flexible than California law with respect to the conditions under which share repurchase programs are allowed. The Company has had a history of adopting share repurchase programs under which it repurchases its stock from time to time, depending on market conditions, stock price and other factors. Under California law, repurchase programs are subject to certain restrictions, such as the total asset test and the current asset test, that are not present in Delaware law. Consequently, if the Company were to remain a California corporation, in the future, it may be unable to implement a stock repurchase program that would have been permissible under Delaware law. Additionally, while the Company is currently unaware of any hostile attempts to acquire control of the Company, it believes that Delaware law is better suited than California law to protect shareholders’ interests in the event of an unsolicited takeover attempt. As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon comprehensive, flexible corporate laws responsive to the current and future legal and business needs of the Company.
      The Board of Directors and management also considered the following benefits of Delaware’s corporate legal framework in deciding to propose reincorporating in Delaware:

•	the Delaware General Corporation Law, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

•	the Delaware General Assembly, which annually considers and adopts statutory amendments that the Corporation Law Section of the Delaware State Bar Association proposes in an effort to ensure that the corporate statute continues to be responsive to the changing needs of businesses;

•	the Delaware Court of Chancery, which handles complex corporate issues with a level of experience and a degree of sophistication and understanding unmatched by any other court in the country, and the highly regarded Delaware Supreme Court;

•	the well-established body of case law construing Delaware law, which has developed over the last century and which provides businesses with a greater predictability than most, if not all, other jurisdictions provide; and

•	the responsiveness and efficiency of the Division of Corporations of the Secretary of State of Delaware.

Enhanced Ability to Attract and Retain Directors
      The Company has a relatively small market capitalization compared to many other publicly traded companies, including companies in the semiconductor industry. In the view of the Board and the management, this results in the Company facing significant competition for qualified and experienced independent directors. The current corporate governance environment and the additional requirements under the Sarbanes-Oxley Act of 2002, SEC rules and Nasdaq rules place a premium on publicly traded corporations having experienced, independent directors. Accordingly, there is an increased demand for highly qualified independent directors. At the same time, the current environment has increased the scrutiny on director actions and at least the perception of increased liability of independent directors. As a result, the Board of Directors believes that fewer qualified persons are willing to serve as independent directors, particularly on boards of smaller public companies, and qualified directors are choosing to serve on fewer boards.
      Although the Company has not yet experienced difficulty in attracting and retaining experienced, qualified directors, as competition for qualified independent directors increases, directors will choose to join or remain with boards of directors of corporations with the most favorable corporate environment. The Board of Directors believes that reincorporation in Delaware will enhance the Company’s ability to attract and retain directors. The vast majority of public corporations are domiciled in Delaware. Not only is Delaware law most familiar to directors, as noted below, Delaware law provides greater flexibility, predictability, and responsiveness to corporate needs, and more certainty regarding indemnification and limitation of liability of directors, all of which will enable the directors to act in the best interest of the Company. As a result, the Board of Directors believes that the more favorable corporate environment afforded by Delaware will enable the Company to compete more effectively with other public companies, most of whom are already incorporated in Delaware, to retain the Company’s current directors and attract and retain new directors.

More Certainty Regarding Indemnification and Limitation of Liability for Directors
      In general, both California and Delaware permit a corporation to include a provision in its charter which reduces or limits the monetary liability of directors for breaches of fiduciary duties with certain exceptions further discussed in “Limitation of Liability Compare and Contrast” below. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial and distracting to the directors and officers. It is the Company’s desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than California law, and that Delaware case law regarding a corporation’s ability to limit director liability is more developed and provides more guidance than California law. However, the shareholders should be aware that such a provision inures to the benefit of the directors, and the interest of the Board in recommending the reincorporation may therefore be in conflict with the interests of the shareholders. See “Indemnification and Limitation of Liability.”
Implementation of Reincorporation
      The discussion contained herein is qualified in its entirety by reference to the Agreement and Plan of Merger (the “Merger Agreement”), Certificate of Incorporation of ESS Delaware, the Bylaws of ESS Delaware, and the form of Indemnification Agreement of ESS Delaware, copies of which are attached hereto as Appendices D, E, F and G, respectively.
      ESS California’s capital stock consists of 100,000,000 authorized shares of common stock, no par value, of which 39,718,248 shares were issued and outstanding as of April 14, 2005, and 10,000,000 authorized shares of preferred stock, no par value, none of which were outstanding as of April 14, 2005. On the effective date of the reincorporation, ESS Delaware will have the same number of outstanding shares of common stock that ESS California had outstanding immediately prior to the effective date of the reincorporation.

      ESS Delaware’s capital stock will consist of 100,000,000 authorized shares of common stock, $0.0001 par value per share, and 10,000,000 shares of preferred stock, $0.0001 par value per share, which will be consistent with maintaining adequate capitalization for the current needs of the Company. ESS Delaware’s authorized but unissued shares of common stock and preferred stock will both be available for future issuance.
      The Reincorporation Proposal will be affected by merging ESS California into ESS Delaware (the “Merger”). Upon completion of the Merger, ESS California will cease to exist and ESS Delaware will continue the business of the Company under the name “ESS Technology, Inc.” Pursuant to the Merger Agreement, a form of which is attached hereto as Appendix D, upon the effective date of the Merger, (1) each outstanding share of ESS California common stock will automatically be converted into one share of ESS Delaware common stock, $0.0001 par value; and (2) each outstanding option to purchase ESS California common stock, including options granted under ESS California’s 1992 Stock Option Plan, 1995 Equity Incentive Plan, 1995 Directors Stock Option Plan, 1995 Employee Stock Purchase Plan, 1997 Equity Incentive Plan, 2002 Non-executive Stock Option Plan, Platform Stock Option Plan and the Acquisition Equity Incentive Plan, if approved by the shareholders (the “Stock Plans”), will automatically be assumed by ESS Delaware and will represent an option to acquire shares of ESS Delaware common stock on the basis of one share of ESS Delaware common stock for each one share of ESS California common stock and at an exercise price equal to the exercise price of the ESS California option. Each certificate representing issued and outstanding shares of ESS California common stock will represent the same number of shares of common stock of ESS Delaware, respectively, into which such shares are converted by virtue of the Merger. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF ESS CALIFORNIA TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF ESS DELAWARE. HOWEVER, SHAREHOLDERS MAY EXCHANGE THEIR CERTIFICATE IF THEY SO CHOOSE. The common stock of ESS California is listed for trading on the Nasdaq National Market, and after the Merger, ESS Delaware’s common stock will continue to be traded on the Nasdaq National Market without interruption, under the same symbol (ESST) used by ESS California prior to the Merger.
      Under California law, the affirmative vote of holders of a majority of the outstanding shares of the Company’s common stock is required for approval of the terms of the Reincorporation Proposal. See “Required Vote.” The Reincorporation Proposal has been approved by ESS California’s Board of Directors, which unanimously recommends a vote in favor of such proposal. If approved by the shareholders, it is anticipated that the Reincorporation Proposal will become effective as soon as practicable (the “Effective Date”). However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date if, in the opinion of the Board of Directors of either ESS California or ESS Delaware, circumstances arise which make it inadvisable to proceed.
      Shareholders of ESS California will not have dissenters’ appraisal rights if the Reincorporation Proposal is approved by such shareholders. For a discussion of California’s appraisal rights generally, see “Significant Differences between the Corporation Laws of California and Delaware — Appraisal Rights.”
      APPROVAL BY THE SHAREHOLDERS OF THE REINCORPORATION PROPOSAL WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE CERTIFICATE OF INCORPORATION AND THE BYLAWS OF ESS DELAWARE. APPROVAL BY THE SHAREHOLDERS OF THE REINCORPORATION PROPOSAL WILL ALSO CONSTITUTE APPROVAL OF THE INDEMNIFICATION AGREEMENTS BETWEEN ESS DELAWARE AND EACH OF ITS OFFICERS AND DIRECTORS, IN SUBSTANTIALLY THE FORM ATTACHED HERETO AS APPENDIX G AND THE ASSUMPTION OF ESS CALIFORNIA’S EMPLOYEE BENEFIT PLANS AND STOCK PLANS.
No Change Will Be Made in the Name, Business or Physical Location of the Company
      The Reincorporation Proposal will affect only a change in the legal domicile of ESS California and other changes of a legal nature, certain of which are described in this Proxy Statement. The reincorporation will

NOT result in any significant change in the name, business, management, fiscal year, accounting, location of the principal executive offices, assets or liabilities of ESS California. The current directors of ESS California will continue as directors of ESS Delaware. All employee benefit plans of ESS California will be continued by ESS Delaware. Shareholders should note that approval of the Reincorporation Proposal will also constitute approval of the assumption of the Stock Plans and the options, and other rights to purchase ESS California capital stock by ESS Delaware. ESS California’s other employee benefit arrangements will also be continued by ESS Delaware upon the terms and subject to the conditions in effect prior to the Merger.
      Prior to the Effective Date of the Merger, the Company will seek to obtain any requisite consents to the Merger from parties with whom it may have material contractual arrangements. Assuming such consents are obtained, ESS California’s rights and obligations under such material contractual arrangements will continue and be assumed by ESS Delaware.
Anti-Takeover Implications
      Delaware, like many other states, permits a corporation to adopt a number of measures through amendment of the corporate charter or bylaws or otherwise, which are designed to reduce a corporation’s vulnerability to unsolicited takeover attempts. The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, and the Board of Directors is not aware of any present hostile attempt by any person to acquire control of ESS, obtain representation on the Board of Directors or take any action that would materially affect the corporate governance of ESS.
      Certain effects of the Reincorporation Proposal may be considered to have anti-takeover implications. Section 203 of the Delaware General Corporation Law, from which ESS Delaware does NOT intend to opt out, restricts certain “business combinations” with “interested stockholders” for three years following the date that a person becomes an interested stockholder, unless the Board of Directors approves the business combination. Furthermore, certain provisions in the Certificate of Incorporation and the Bylaws of ESS Delaware may also have anti-takeover implications. These provisions which eliminate cumulative voting and retain blank check preferred stock are already present in the ESS California Articles of Incorporation. As is currently the case under the ESS California Articles of Incorporation, following the Effective Date of the reincorporation, the Board will be elected by holders of a majority of the voting stock, and shares of authorized and unissued common stock and preferred stock of ESS Delaware could (within the limits imposed by applicable law) be issued, or preferred stock could be created and issued with terms, provisions and rights, to make more difficult, and therefore less likely, a takeover of ESS.
      After careful evaluation of ESS California’s anti-takeover profile, in light of the fact that the Company does not have a poison pill, a classified or staggered board and has charter provisions that allow shareholders to act by written consent and 10% shareholders to call special meetings, the Board concluded that ESS California has adopted very few anti-takeover mechanisms to protect the Company against undervalue unsolicited bids. Opting out of Section 203 of the Delaware General Corporation Law, allowing cumulative voting and eliminating blank check preferred would further minimize the ability of ESS Delaware’s Board and management to negotiate takeover bids to achieve maximum value for the corporation and its stockholders.
      The Board of Directors believes that unsolicited takeover attempts can seriously disrupt the business and management of a corporation and may be unfair or disadvantageous to the corporation and its shareholders because:

•	a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices;

•	a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids; and

•	a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the corporation’s stock, without affording all shareholders the opportunity to receive the same economic benefits.

      By contrast, board-approved transactions can be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and its shareholders, with due consideration to matters such as capturing the value from longer term strategies, the recognition or postponement of gain or loss for tax purposes or possible advantages from a tax-free reorganization, the management and business of the acquiring corporation, the underlying and long-term values of assets, the possibilities for alternative transactions on more favorable terms, anticipated favorable developments in the corporation’s business not yet reflected in the stock price and equality of treatment of all shareholders.
      Despite the belief of the Board of Directors as to the benefits to its shareholders of the Reincorporation Proposal, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the Board of Directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. As a result of such effects of the Reincorporation Proposal, shareholders who might wish to participate in a tender offer may not have an opportunity to do so. In addition, to the extent that such provisions enable the Board of Directors to resist a takeover or a change in control of the Company, they could make it more difficult to change the existing Board of Directors and management. For a detailed discussion of Section 203 of the Delaware General Corporation Law see “Significant Differences Between the Corporation Laws of California and Delaware — Shareholder Approval of Certain Business Combinations.”
Possible Disadvantages
      Despite the unanimous belief of the Board of Directors that the Reincorporation Proposal is in the best interests of ESS California and its shareholders, it should be noted that Delaware law has been criticized by some commentators on the grounds that it does not afford minority stockholders the same substantive rights and protections as are available in a number of other states. Reincorporation of the Company in Delaware may make it more difficult for minority stockholders to elect directors and influence Company policies. It should also be noted that the interests of the Board of Directors, management and affiliated shareholders in voting on the Reincorporation Proposal may not be the same as those of unaffiliated shareholders. For a comparison of shareholders’ rights and the powers of management under Delaware and California law, see “Significant Difference in the Charters and Bylaws of ESS California and ESS Delaware” and “Significant Differences Between the Corporation Laws of California and Delaware.”
Significant Difference in the Charters and Bylaws of ESS California and ESS Delaware
      With certain exceptions, the provisions of the ESS Delaware Certificate of Incorporation and Bylaws are similar to those of the ESS California Articles of Incorporation and Bylaws. The Board of Directors have purposefully set the proposed ESS Delaware Certificate of Incorporation and Bylaw provisions at a modest level, commonly maintained by companies incorporated in Delaware and friendly to shareholders. However, the Reincorporation Proposal includes the implementation of certain provisions in the ESS Delaware Certificate of Incorporation and Bylaws which may alter the rights of shareholders and the powers of management and reduce shareholder participation in certain important corporate decisions. These provisions may have anti-takeover implications and are described in detail below.
      Approval by shareholders of the Reincorporation Proposal will constitute an approval of the inclusion in the ESS Delaware Certificate of Incorporation and Bylaws of each of the provisions described below. In addition, certain other changes altering the rights of shareholders and powers of management could be implemented in the future by amendment of the Certificate of Incorporation following stockholder approval and certain such changes could be implemented by amendment of the Bylaws of ESS Delaware without stockholder approval. For a discussion of such changes, see “Significant Differences Between the Corporation Laws of California and Delaware.” This discussion of the Certificate of Incorporation and Bylaws of ESS Delaware is qualified by reference to Appendix E and F attached hereto, respectively.

Change in Number of Directors
      Delaware law permits corporations to provide in their certificate of incorporation that their boards of directors are empowered to change the authorized number of directors by amendment to the bylaws or in the manner provided in the bylaws unless the number of directors is fixed in the certificate of incorporation, in which case a change in the number of directors may be made only by amendment to the certificate of incorporation. Under California law, the directors can change the authorized number of directors if the shareholders have adopted a provision in the articles of incorporation or bylaws permitting the directors to fix their number, but only within the bounds of stated minimum and maximum numbers which have been approved by the shareholders. The Bylaws of ESS California provide for not less than five (5) or more than nine (9) directors. Thus, the Board of ESS California can increase the number of directors to nine (9) without shareholder approval. Since the Certificate of Incorporation of ESS Delaware empowers the Board of Directors to change the authorized number of directors by amendment to the bylaws, the authorized number of directors may be changed by resolution of the board of directors. The Bylaws of ESS Delaware provide that the number of directors shall be six (6), until amended by a resolution of the Board of Directors or by the stockholders. Following the Merger, the Board of Directors of ESS Delaware could amend the Bylaws to change the size of the Board of Directors without stockholder approval. Thus, the Board of ESS Delaware can increase the number of directors to ten (10) without shareholder approval. Nasdaq corporate governance rules require that the majority of the Board to be independent. As a practical matter, it would be difficult for the Board to dramatically increase its size beyond the current range and fill it with qualified, independent directors. If the Reincorporation Proposal is approved, the six (6) directors of ESS California will continue to serve as directors of ESS Delaware.

Cumulative Voting
      Under California law, any shareholder may cumulate his or her votes in the election of directors upon proper notice of his or her intention to do so, except that corporations listed on the American or New York Stock Exchanges or with securities qualified for trading on the Nasdaq National Market may eliminate cumulative voting with shareholder approval. The Articles of Incorporation and Bylaws of ESS California do not provide for cumulative voting. Under Delaware law, cumulative voting in the election of directors is not mandatory. The Certificate of Incorporation and Bylaws of ESS Delaware also do NOT provide for cumulative voting.
      In an election of directors under cumulative voting, each share of voting stock is entitled to vote the number of votes to which such share would normally be entitled, multiplied by the number of directors to be elected. A shareholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the shareholder may choose. Cumulative voting may enable a minority shareholder or group of shareholders to elect at least one representative to the board. Without cumulative voting, the holders of a majority of the shares present at an annual meeting would have the power to elect all the directors to be elected at that meeting, and no person could be elected without the support of a majority of the shareholders voting. Without cumulative voting, any director or the entire board of directors of a corporation may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors.
      The Board of Directors believes that each director elected to the Board should represent the interests of all shareholders. The elimination of cumulative voting should help ensure that each director acts in the best interests of all shareholders, because shareholders holding a majority of the voting shares will have the power to elect every director to be elected at any annual meeting. Since ESS California does not permit cumulative voting, election of the Board by holders of a majority of the voting stock is the manner in which the Company’s directors have been elected in the past. By not providing for cumulative voting, the Certificate of Incorporation and Bylaws of ESS Delaware allow holders of a majority of the voting stock to continue to elect the Company’s Board of Directors.

Filling Vacancies on the Board of Directors
      Under California law, any vacancy on the board of directors other than one created by removal of a director may be filled by the board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the board only if authorized by a corporation’s articles of incorporation or by a bylaw approved by the corporation’s shareholders. ESS California’s Articles of Incorporation and Bylaws do not authorize directors to fill vacancies created by removal of a director. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the Certificate of Incorporation or Bylaws. The Certificate of Incorporation and Bylaws of ESS Delaware permit any such vacancies, including vacancies created by removal, to be filled by a majority of the Board of Directors, even if less than a quorum, or by a sole remaining director.
      On the one hand, allowing only shareholders to fill a board vacancy created by director removal limits the ability of an incumbent board to fill the vacancy with candidates who may possess qualities that shareholders find objectionable. On the other hand, the requirement for shareholder action to fill a board vacancy can be costly both in terms of time and resources in practice. The Board believes that it is in the best interest of the Company and the shareholders for the Board to have the ability to fill a board vacancy as soon as possible after a vacancy is created for any reason. The Corporate Governance and Nominating Committee Charter outlines the criteria established to ensure selection of highly qualified, preferably independent, board members. Furthermore, Nasdaq listing standards require a majority of the Board to be independent. Where shareholder approval is required, delays in shareholder action may jeopardize the Company’s listing qualifications. Possible delays in shareholder meeting and the resulting prolonged board vacancy may also negatively impact the governance of the Company and the operation of the Board of Directors.

Shareholder Proposal Notice Provisions
      There is no specific statutory requirement under California or Delaware law with regard to advance notice of director nominations and shareholder proposals. Absent a bylaw restriction, director nominations and shareholder proposals are subject to federal securities laws, which generally provide that shareholder proposals that the proponent wishes to include in the Company’s proxy materials must be received not less than 120 days in advance of the anniversary of the date on which the proxy statement was released in connection with the previous year’s annual meeting.
      The ESS California Bylaws did not provide an additional advance notice requirement beyond the federal securities laws. The ESS Delaware Bylaws provide that in order for director nominations or stockholder proposals to be properly brought before the meeting, the stockholder must have delivered timely notice to the Secretary of the Company. To be timely under the Delaware Bylaws, a stockholder proposal to be presented at an annual meeting shall be received at the Company’s principal executive offices not less than 90 days nor more than 120 days prior to the anniversary of the date on which the proxy statement was released to stockholders in connection with the prior year’s meeting; provided, however, that in the event that (i) the date of the annual meeting is more than 30 days prior to or more than 60 days after such anniversary date, and (ii) less than 60 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.
      These provisions could have the effect of delaying, deferring or preventing a change in control of ESS Delaware by requiring that stockholders of ESS Delaware give notice of any proposals relating to such a change of control (including nominations to the Board of Directors) sufficiently in advance of a meeting of stockholders of ESS Delaware to satisfy such notice provisions in the Bylaws. As a practical matter, however, these deadlines are minimally more restrictive then the requirements under the federal securities law. Indeed, the Board purposefully proposes this provision to provide greater transparency and clarity to stockholders who wish to submit proposals to the Board.

Shareholder Power to Call Special Shareholders’ Meeting
      Under California law, a special meeting of shareholders may be called by the board of directors, the Chairman of the Board, the President, the holders of shares entitled to cast not less than ten percent (10%) of the votes at such meeting and such persons as are authorized by the articles of incorporation or bylaws. Under Delaware law, a special meeting of stockholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. Although permitted to do so, the Bylaws of ESS Delaware do not eliminate the right of stockholders to call a special meeting of stockholders; instead, to remain consistent with the ESS California Bylaws, the ESS Delaware Bylaws provide that such a meeting may be called by the Board of Directors, the Chairman of the Board, the President or the holders of shares entitled to cast not less than ten percent (10%) of the votes at such meeting.
      The Board has specifically set the threshold for the percentage of voting shareholders of record required to call a special meeting at ten (10%) percent, a level that the Board of Directors believes is designed to permit the shareholders to raise at a special meeting of shareholders any issue important to holders of a significant percentage of the voting stock, but also designed to eliminate the right to have shareholders meetings on proposals that do not have significant shareholders interest, and therefore protect against the expense of a shareholders meeting and the distraction to management when there is not significant interest in the matter being proposed.
Significant Differences Between the Corporation Laws of California and Delaware
      The General Corporation Laws of California and Delaware differ in many respects. It is not practical to summarize all of such differences in this Proxy Statement, but certain principal differences beyond those discussed in “Significant Differences in Charters and Bylaws of ESS California and ESS Delaware” that could materially affect the rights of shareholders include the following:

Dividends and Repurchase of Shares
      Delaware law permits a corporation, unless otherwise restricted by its certificate of incorporation, to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation. The ability of a Delaware corporation to pay dividends on, or to make repurchases or redemptions of, its shares is dependent on the financial status of the corporation standing alone and not on a consolidated basis. In determining the amount of surplus of a Delaware corporation, the assets of the corporation, including stock of subsidiaries owned by the corporation, must be valued at their fair market value as determined by the board of directors, regardless of their historical book value.
      Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and including repurchases of its shares) unless either (1) the corporation’s retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution or, (2) immediately after giving effect to such distribution, the corporation’s assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1 1/4 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation’s current assets, as defined, would be at least equal to its current liabilities (or 1 1/4 times its current liabilities if the average pre-tax and pre-interest earnings for the preceding two fiscal years were less than the average interest expenses for such years). Such tests are applied to California corporations on a consolidated basis. Under California law, there are certain exceptions to the foregoing rules for repurchases of shares in connection with certain rescission actions and certain repurchases pursuant to employee stock plans.

      While ESS has never declared or paid cash dividends and currently intends to retain all available funds and any future earnings for use in the operation of its business, ESS has had a history of implementing stock repurchase programs after careful evaluation of the Company’s balance sheets and determination that the Company has sufficient cash available to affect repurchases without significantly weakening the Company’s financial position. Under these repurchase programs, the Company repurchases its stock from time to time, depending on market conditions, stock price and other factors. Under California law, repurchase programs are subject to certain restrictions that are not present in Delaware law. Consequently, if the Company were to remain a California corporation, in the future, it may be unable to implement a stock repurchase program, which generally returns value to shareholders, that would have been permissible under Delaware law.

Classified Board of Directors
      Under California law, directors must generally be elected annually and, therefore, a classified board is not permitted. There is an exception, however, for corporations, such as ESS California, that are listed on the American or New York Stock Exchanges or that have securities qualified for trading on the Nasdaq National Market. A classified board is one on which the directors are subject to re-election on a rotating basis, not every year. Delaware law permits, but does not require, the adoption of a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office and with only one class of directors coming up for election each year. Shareholders should note that the Company is not proposing to implement a classified board, a provision that many investors find objectionable.

Removal of Directors
      Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote. No director, however, may be removed (unless the entire board is removed) if the number of votes cast against the removal would be sufficient to elect the director under cumulative voting. Under Delaware law, a director of a corporation that does not have a classified board of directors or cumulative voting similarly may be removed without cause by a majority stockholder vote. In the case of a Delaware corporation having cumulative voting, however, if less than the entire board is to be removed, a director may not be removed if the shares voted against such removal would be sufficient to elect the director under cumulative voting. A director of a corporation with a classified board of directors can be removed only for cause unless the charter documents otherwise provide. Without a classified board and cumulative voting, the Bylaws of ESS Delaware provide that any director may be removed, with or without cause, by a majority stockholder vote.

Interested Director Transactions
      Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Delaware law. Under California and Delaware law, (1) either the shareholders or the Board of Directors must approve any such contract or transaction after full disclosure of the material facts, and, in the case of Board approval, the contract or transaction must also be “just and reasonable” (in California) or “fair” (in Delaware) to the corporation, or (2) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director. Under California law, to shift the burden of proof on the validity of the contract by shareholder approval, the interested director would not be entitled to vote his or her shares at a shareholder meeting with respect to any action regarding such contract or transaction. To shift the burden of proof on the validity of the contract by Board approval, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under Delaware law, if Board approval is sought to shift the burden of proof on the validity of the contract, the contract or transaction must be approved by a majority of the disinterested directors (even though less than a majority of a quorum). Therefore, certain transactions that the Board of Directors of ESS California might not be able to approve because of the number of interested directors could be approved by a majority of the disinterested directors of ESS Delaware, although less than a majority of a quorum. Neither ESS California nor ESS Delaware is aware of any plans to propose any transaction involving directors that could not be so approved under California law but could be so approved under Delaware law.

Shareholder Approval of Certain Business Combinations
      Under Section 203 of the Delaware General Corporation Law (“Section 203”), certain “business combinations” with “interested stockholders” of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.
      Section 203 prohibits a Delaware corporation from engaging in a “business combination” with an “interested stockholder” for three years following the date that such person becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or group who or which owns 15% or more of the corporation’s outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years.
      For purposes of Section 203, the term “business combination” is defined broadly to include (1) mergers with or caused by the interested stockholder, (2) sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to ten percent (10%) or more of the aggregate market value of the corporation’s consolidated assets or its outstanding stock, (3) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock), or (4) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.
      The three-year moratorium imposed on business combinations by Section 203 does not apply if (1) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder, (2) the interested stockholder owns 85% of the corporation’s voting stock upon consummation of the transaction which made him or her a 15% stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans, which do not permit employees to decide confidentially whether to accept a tender or exchange offer), or (3) on or after the date such person becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by (66 2/3%) of the voting stock not owned by the interested stockholder.
      Section 203 only applies to certain publicly held Delaware corporations which have a class of voting stock that is (1) listed on a national securities exchange, (2) authorized for quotation on The NASDAQ Stock Market, or (3) held of record by more than 2,000 stockholders. Since the common stock of ESS Delaware would be traded on the Nasdaq National Market, Section 203 applies to ESS Delaware. A Delaware corporation to which Section 203 applies may elect not to be governed by Section 203. ESS Delaware does NOT intend to make such an election.
      After careful evaluation of the Company’s anti-takeover profile, in light of the fact that the Company does not have a poison pill, a classified or staggered board and has charter provisions that allow shareholders to act by written consent and 10% shareholders to call special meetings, the Board concluded that ESS California has adopted very few anti-takeover mechanisms. Opting out of Section 203 of the Delaware General Corporation Law would further minimize the ability of the Board and the management to negotiate takeover bids to achieve maximum value for the corporation and all of its stockholders. The Board believes that an unsolicited takeover attempt may have a negative effect on the Company and its shareholders. Takeover attempts that have not been negotiated or approved by the Board of a corporation can seriously disrupt the business and management of a corporation and generally present the risk of terms that are less favorable to all the shareholders than would be available in a negotiated, board-approved transaction. By contrast, board-approved transactions can be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and its shareholders.
      Section 203 has been challenged in lawsuits arising out of ongoing takeover disputes, and it is not yet clear whether and to what extent its constitutionality will be upheld by the courts. Although the United States District Court for the District of Delaware has consistently upheld the constitutionality of Section 203, the Delaware Supreme Court has not yet considered the issue. ESS Delaware believes that so long as the constitutionality of Section 203 is upheld, Section 203 will encourage any potential acquiror to negotiate with the Board of Directors of ESS Delaware. Section 203 also has the effect of limiting the ability of a potential acquiror to make a two-tiered bid for ESS Delaware in which all stockholders would not be treated equally. Shareholders should note that the application of Section 203 to ESS Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for ESS Delaware’s shares over the then current market price. Section 203 should also discourage certain potential acquirors unwilling to comply with its provisions.

Indemnification and Limitation of Liability
      California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit corporations to adopt a provision in their charters and bylaws eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director’s fiduciary duty of care. Nonetheless, there are certain differences between the laws of the two states respecting indemnification and limitation of liability. In general, Delaware law is somewhat broader in allowing corporations to indemnify and limit the liability of corporate agents, which, among other things, support Delaware corporations in attracting and retaining outside directors.

Limitation of Liability Compare and Contrast
      The Certificate of Incorporation of ESS Delaware eliminates the liability of directors to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, directors’ monetary liability may not be eliminated or limited for (1) any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) unlawful payment of dividend or unlawful stock purchase or redemption under Section 174 of the Delaware General Corporation Law, or (4) any transaction from which the director derived an improper personal benefit. In effect, under the Delaware law provision, a director could not be held liable for monetary damages to the Company for gross negligence or lack of due care in carrying out his or her fiduciary duties as a director so long as such gross negligence or lack of due care does not involve bad faith or a breach of his or her duty of loyalty to the Company. Under Delaware law, such limitation of liability provision also may not limit a director’s liability for violation of, or otherwise relieve ESS Delaware or its directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.
      The ESS California Articles of Incorporation provide for the elimination of the liability of directors to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (1) acts or omissions that involve intentional misconduct or a knowing and culpable violation of law, (2) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director, (3) any transaction from which a director derived an improper personal benefit, (4) acts or omissions that show a reckless disregard for the director’s duty to the corporation or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director’s duties, of a risk of serious injury to the corporation or its shareholders, (5) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director’s duty to the corporation or its shareholders, (6) interested transactions between the corporation and a director in which a director has a material financial interest, and (7) liability for improper distributions, loans or guarantees. Therefore, under California law, monetary liability may exist in circumstances where it would be eliminated under Delaware law.
      The frequency of claims and litigation directed against directors and officers has expanded the risks facing directors and officers of corporations in exercising their duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. Specifically, the Board has noted that plaintiff attorneys frequently sue directors and executives for personal liability as a legal tactic to pressure them to settle lawsuits that are not always in the best interest of the Company or its shareholders. Reducing these risks and limiting situations in which monetary damages can be recovered against directors would allow the Company to 1) continue to attract and retain qualified directors who otherwise might be unwilling to serve and 2) enable directors and management subject to frivolous shareholder suits to make the best decisions for the Company and its shareholders. The Company believes that, in general, Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation’s ability to limit director liability is more developed and provides more guidance than California law. The Company believes that directors are motivated to exercise due care in managing the Company’s affairs primarily by concern for the best interests of the Company and its shareholders rather than by the fear of potential monetary damage awards. As a result, the Company believes that the Reincorporation Proposal should sustain the Board of Directors’ continued high standard of corporate governance without any decrease in accountability by directors and officers to the Company and its shareholders.

Indemnification Compared and Contrasted
      Indemnification is permitted by both California and Delaware law, provided the requisite standard of conduct is met. California law requires indemnification when the individual has successfully defended the action on the merits, as opposed to Delaware law, which requires indemnification relating to a successful defense on the merits or otherwise.
      Delaware law generally permits indemnification of expenses, including attorneys’ fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by (a) a majority vote of disinterested directors (even though less than a quorum), (b) a committee comprised of and established by such disinterested directors (even though less than a quorum), (c) independent legal counsel in a written opinion if there are no such directors or such directors so direct, or (d) the shareholders that the person seeking indemnification has satisfied the applicable standard of conduct. Without requisite court approval, however, no indemnification may be made in the defense of any derivative action in which the person is found to be liable in the performance of his or her duty to the corporation.
      California law generally permits indemnification of expenses, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by (a) majority vote of a quorum of disinterested directors, (b) independent legal counsel in a written opinion if such a quorum of directors is not obtainable (c) shareholders, with the shares owned by the person to be indemnified not being entitled to vote thereon, if any, or (d) the court in which the proceeding is or was pending upon application made by the corporation, agent or other person rendering services in connection with the defense, whether or not the application by such person is opposed by the corporation, that the person seeking indemnification has satisfied the applicable standard of conduct.
      With respect to derivative actions, however, no indemnification may be provided under California law for amounts paid in settling or otherwise disposing of a pending action or expenses incurred in defending a pending action that is settled or otherwise disposed of, or with respect to the defense of any person adjudged to be liable to the corporation in the performance of his or her duty to the corporation and its shareholders without court approval. In addition, by contrast to Delaware law, California law requires indemnification only when the individual being indemnified was successful on the merits in defending any action, claim, issue or matter.
      Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law and California law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation’s purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy. California law permits a California corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation’s Articles of Incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by California law. ESS California’s Articles of Incorporation permit indemnification beyond that expressly mandated by California law and limit director monetary liability to the extent permitted by California law and make indemnification of directors mandatory in cases where ESS California is permitted by applicable law to indemnify its directors. Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. By contrast to California law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances. Limitations on indemnification may be imposed by a court, however, based on principles of public policy. Similar to ESS California’s Articles of Incorporation and Bylaws, the Bylaws and Certificate of Incorporation of ESS Delaware require indemnification to the maximum extent permissible under applicable law.
      ESS California has entered into indemnification agreements with its directors and officers that provide indemnification to the fullest extent permitted by California law. If the Reincorporation Proposal is approved, in connection with the reincorporation, ESS directors and officers would be covered by the indemnification agreements with ESS Delaware, which provide indemnification to the fullest extent permitted by current Delaware law and future Delaware law that expands the permissible scope of indemnification. A vote in favor of the Reincorporation Proposal will also constitute approval of such indemnification agreements, attached hereto as Appendix G.
      The indemnification and limitation of liability provisions of California law, and not Delaware law, will apply to actions of the directors and officers of ESS California occurring prior to the proposed reincorporation. Nevertheless, the Board has recognized in considering this proposal that the individual directors have a personal interest in obtaining the application of Delaware law to such indemnity and limitation of liability issues affecting them and the Company if they arise from a future case, and that the application of Delaware law, to the extent that any director or officer is indemnified in circumstances where indemnification would not be available under California law, would result in expense to the Company which the Company would not incur if the Company were not reincorporated. The Board believes, however, that the overall effect of reincorporation is to provide a corporate legal environment that enhances the Company’s ability to attract and retain high quality directors and thus benefits the Company’s interests and those of its shareholders.
      California and Delaware corporate law, the ESS California Articles of Incorporation and Bylaws and the ESS Delaware Certificate of Incorporation and Bylaws may permit indemnification for liabilities under the Securities Act of 1933, as amended (the “Securities Act of 1933”) or the Exchange Act of 1934. The Board of Directors has been advised that, in the opinion of the Securities and Exchange Commission, indemnification for liabilities arising under the Securities Act of 1933 and the Exchange Act of 1934 may be contrary to public policy and, therefore, may be unenforceable, absent a decision to the contrary by a court of appropriate jurisdiction.

Inspection of Shareholders’ List
      Both California and Delaware law allow any shareholder to inspect the shareholders’ list for a purpose reasonably related to such person’s interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation’s shareholders’ list by a person or persons holding 5% or more of a corporation’s voting shares, or any shareholder or shareholders holding 1% or more of such shares who have contested the election of directors. Delaware law does not provide for any such absolute right of inspection.

Approval of Certain Corporate Transactions
      Under both California and Delaware law, with certain exceptions, any merger, consolidation or sale of all or substantially all the assets must be approved by the board of directors and by a majority of the outstanding shares entitled to vote. Under California law, similar board and shareholder approval is also required in connection with certain additional acquisition transactions. See “Appraisal Rights” and “Voting and Appraisal Rights in Certain Reorganizations.”

Class Voting in Certain Corporate Transactions
      Under California law, with certain exceptions, any merger, certain sales of all or substantially all the assets of a corporation and certain other transactions must be approved by a majority of the outstanding shares of each class of stock (without regard to limitations on voting rights). Delaware law does not generally require class voting, except in connection with certain amendments to the certificate of incorporation that, among other things, adversely affect a class of stock.

Appraisal Rights
      Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights, pursuant to which such shareholder may receive cash in the amount of the fair market value of the shares held by such shareholder (as determined by agreement of the corporation and the shareholder or by a court) in lieu of the consideration such shareholder would otherwise receive in the transaction. Under Delaware law, such appraisal rights are not available to (1) stockholders with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, or (2) stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger because, among other things, the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger and if certain other conditions are met.
      The limitations on the availability of appraisal rights under California law are somewhat different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange or the NASDAQ National Market generally do not have such appraisal rights unless the holders of at least 5% of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Thus, appraisal rights are not available to shareholders of ESS California under California law with respect to the Reincorporation Proposal.

Voting and Appraisal Rights in Certain Reorganizations
      Delaware law does not provide stockholders of a corporation with appraisal rights when the corporation acquires another business through the issuance of its stock (1) in exchange for the assets of the business to be acquired, (2) in exchange for the outstanding stock of the corporation to be acquired, or (3) in a merger of the corporation to be acquired with a subsidiary of the acquiring corporation. California law treats these kinds of acquisitions in the same manner as a direct merger of the acquiring corporation with the corporation to be acquired. See “Appraisal Rights.”

Dissolution
      Under California law, shareholders holding 50% or more of the total voting power may authorize a corporation’s dissolution, with or without the approval of the corporation’s board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by stockholders holding 100% of the total voting power of the corporation. Only if the dissolution is initially approved by the board of directors may it be approved by a simple majority of the corporation’s stockholders. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority-voting requirement in connection with dissolutions. ESS Delaware’s Certificate of Incorporation contains no such supermajority-voting requirement, however, and a majority of shares voting at a meeting at which a quorum is present would be sufficient to approve a dissolution of ESS Delaware which had previously been approved by its Board of Directors.

Shareholder Derivative Suits
      California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter came to be owned by him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bond requirement.
Application of California General Corporation Law to Delaware Corporations
      Under Section 2115 of the California General Corporation Law, certain foreign corporations (i.e., corporations not organized under California law) are placed in a special category (referred to in this discussion as “pseudo-California” corporations) if they have characteristics of ownership and operation which indicate that they have significant contacts with California. So long as a Delaware or other foreign corporation is in this special category and it does not qualify for one of the statutory exemptions, it is subject to a number of key provisions of the California General Corporation Law applicable to corporations incorporated in California. Among the more important provisions are those relating to the election and removal of directors, cumulative voting, prohibition of classified boards of directors unless certain requirements are met, standard of liability and indemnification of directors, distributions, dividends and repurchases of shares, shareholder meetings, approval of certain corporate transactions, dissenters’ appraisal rights and inspection of corporate records. See “Significant Differences between the Corporation Laws of California and Delaware.”
      However, an exemption from Section 2115 is provided for corporations whose shares are listed on the New York Stock Exchange or the American Stock Exchange or whose shares are traded on the Nasdaq National Market. Following the proposed reincorporation, the common stock of ESS Delaware will continue to be traded on the Nasdaq National Market and, accordingly, it is expected that ESS Delaware will be exempt from Section 2115.
Federal Income Tax Considerations
      This discussion summarizes certain federal income tax considerations with respect to the Merger that are generally applicable to holders of ESS California capital stock who receive ESS Delaware capital stock in exchange for their ESS California capital stock in the Merger. This summary is for general information purposes only and does not purport to address all the federal income tax considerations that may be relevant to particular ESS California shareholders in light of their particular circumstances or who are subject to special treatment under the federal income tax laws (such as shareholders that are dealers in securities, foreign persons, or shareholders that acquired their shares in connection with a stock option plan or other compensatory transaction). Furthermore, no foreign, state or local tax considerations are addressed herein. This summary is based on current federal income tax law, which is subject to change at any time, possibly with retroactive effect. Accordingly, ALL ESS CALIFORNIA SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF THE MERGER.
      Subject to the limitations, qualifications and exceptions described herein, and assuming the Merger qualifies as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), the following tax consequences generally should result:

(a) No gain or loss should be recognized by an ESS California shareholder who exchanges all of such shareholder’s ESS California capital stock for ESS Delaware capital stock in the Merger;

(b) The aggregate tax basis of the ESS Delaware capital stock received by an ESS California shareholder in the Merger should be equal to the aggregate tax basis of ESS California capital stock surrendered in exchange therefor; and

(c) The holding period of the ESS Delaware capital stock received in the Merger should include the period for which the ESS California capital stock surrendered in exchange therefor was held, provided that the ESS California capital stock is held as a capital asset at the time of the Merger.
      The Company does not intend to request a ruling from the Internal Revenue Service (the “IRS”) regarding the federal income tax consequences of the Merger. The Company does not intend to obtain an opinion of legal or tax counsel with respect to the consequences of the reincorporation. A successful IRS challenge to the “reorganization” status of the Merger (in consequence of a failure to satisfy the “continuity of interest” requirement or otherwise) would result in an ESS California shareholder recognizing gain or loss with respect to each share of ESS California capital stock exchanged in the Merger equal to the difference between the shareholder’s basis in such share and the fair market value of the ESS Delaware capital stock received in exchange therefor. A shareholder’s aggregate basis in the ESS Delaware capital stock so received would equal the stock’s fair market value, and the shareholder’s holding period for such stock would begin the day after the Merger. In addition, ESS California could recognize gain or loss on the transfer of its assets to and assumption of its liabilities by ESS Delaware in the Merger.
      Even if the Merger qualifies as a “reorganization,” a shareholder who exchanges ESS California capital stock for ESS Delaware capital stock in the Merger would recognize gain to the extent the shareholder was treated as receiving (actually or constructively) consideration other than ESS Delaware capital stock (commonly known as “boot”) in exchange for such shareholder’s ESS California capital stock. Such a shareholder’s basis in its ESS Delaware capital stock would be reduced by an amount equal to the fair market value of any boot received in the Merger and increased to the extent of any gain recognized in connection therewith. Furthermore, a recipient of ESS Delaware capital stock would recognize gain to the extent such shares were considered to be received in exchange for services or property other than ESS Delaware capital stock. All or a portion of such gain may be taxable as ordinary income.
      State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above.
      The Company should not recognize gain or loss for federal income tax purposes as a result of the Reincorporation Proposal, and ESS Delaware should succeed, without adjustment, to the federal income tax attributes of ESS California.
SUMMARY
      The Board believes that reincorporating the Company from California to Delaware will enhance the Company’s ability to attract and retain qualified independent directors and ensure sound corporate governance. As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance, such as those offered by Delaware law, in making legal and business decisions. Further, the Company believes that Delaware offers more comprehensive, flexible corporate laws that are responsive to the legal and business needs of corporations and that these laws would be less restrictive than California laws on certain programs such as the Company’s share repurchase program. In proposing the reincorporation, the Board of Directors has carefully evaluated the Company’s anti-takeover profile and balanced the relative rights of its shareholders and management in order to maximize management efficiency and maximize value for the Company and its shareholders. For the reasons set forth above, the Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from California to Delaware.

REQUIRED VOTE
      Approval of the Reincorporation Proposal, which will also constitute approval of (1) the Merger Agreement, the Certificate of Incorporation and Bylaws of ESS Delaware, (2) the assumption of ESS California’s Stock Plans and outstanding stock options by ESS Delaware, and (3) ESS Delaware’s indemnification agreements with its officers and directors in substantially the form attached as Appendix G, will require the affirmative vote of holders of a majority of the outstanding common stock of ESS California.
RECOMMENDATION OF THE BOARD
THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSED
REINCORPORATION FROM CALIFORNIA TO DELAWARE.
PROPOSAL NO. 3
AMENDMENT AND RESTATEMENT OF THE
1995 EQUITY INCENTIVE PLAN
      At the Annual Meeting, the Company’s shareholders are being asked to approve the amendment and restatement of the Company’s 1995 Equity Incentive Plan (the “1995 Plan”) to extend the termination date of the 1995 Plan from July 31, 2005 to July 31, 2010. The purpose of the amendment and restatement is to enable the Company to continue the 1995 Plan through July 31, 2010 so that the Company will be able to use the shares remaining in the 1995 Plan share reserve that were previously approved by the Company’s shareholders to attract and retain qualified employees, officers, consultants and directors.
      The following is a summary of the principal features of the 1995 Plan, as amended. The summary, however, does not purport to be a complete description of all of the provisions of the 1995 Plan. A copy of the 1995 Plan is attached to this Proxy Statement as Appendix H.
General
      The 1995 Plan was adopted by the Board on August 1, 1995 and subsequently approved by the Company’s shareholders. On April 13, 2005 the Board approved, subject to the approval of the Company’s shareholders, the amendment and restatement of the 1995 Plan to extend the termination date of the 1995 Plan from July 31, 2005 to July 31, 2010. As of April 10, 2005, 2,026,394 shares had been issued upon exercise of options granted under the 1995 Plan, options to purchase 624,744 shares were outstanding and 348,862 shares remained available for future grant.
      The 1995 Plan provides for the grant to employees of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and for the granting of nonstatutory stock options, stock purchase rights and stock bonuses to employees, consultants and directors. See “United States Federal Income Tax Information” below for information concerning the tax treatment of both incentive stock options and nonstatutory stock options.
      Grants under the 1995 Plan are discretionary. Accordingly, the future benefits under the 1995 Plan to particular participants are not determinable. The Company did not grant any options to the Named Executive Officers, executive officers, directors, and employees under the 1995 Plan in fiscal year 2004. The 1995 Plan is not a qualified, deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.
Purpose
      The purposes of the 1995 Plan are to attract and retain the best available personnel for the Company and any parent, subsidiary or affiliate of the Company, to provide additional incentive to such individuals, and to promote the long-term success of the Company’s business.

Share Reserve
      3,000,000 shares of Company common stock have been reserved for issuance under the 1995 Plan. Unpurchased shares subject to outstanding awards that expire, terminate, are surrendered prior to exercise in full, or are settled in cash, shares retained by the Company upon exercise of an option to satisfy any withholding taxes due with respect to an award, and shares subject to an award that are forfeited or repurchased at the original issue price are available for future grant under the 1995 Plan.
Administration
      The 1995 Plan may be administered by the Board or a committee appointed by the Board (the “Administrator”). The body administering grants that are intended to comply with Rule 16b-3 of the Exchange Act or to be “performance-based compensation” under Section 162(m) of the Code shall comply with the requirements of those laws.
Eligibility
      The 1995 Plan provides that options, stock purchase rights, and stock bonuses may be granted to employees (including officers and directors who are also employees) and consultants (including non-employee directors) of the Company or the Company’s parent, subsidiaries or affiliates. Incentive stock options may be granted only to employees. The Administrator selects the award recipients and determines the number of shares and the exercise or purchase price to be associated with each award. In making such determination, the Administrator takes into account the duties and responsibilities of the recipient, the value of the recipient’s services, the recipient’s present and potential contribution to the success of the Company, and other relevant factors. As of March 31, 2005, there were approximately 558 employees (including officers and employee-directors), 2 consultants and 4 non-employee directors eligible to participate in the 1995 Plan.
      The 1995 Plan provides that the maximum number of shares of Company common stock which may be granted under awards to any one individual during any calendar year is 375,000; provided that awards covering up to 750,000 shares may be granted to an individual in connection with his or her initial employment. These limits are subject to adjustment as provided in the 1995 Plan. There is also a limit on the aggregate market value of shares subject to all incentive stock options that may be granted to any recipient during any calendar year.
Terms of Options
      The terms of options granted under the 1995 Plan are determined by the Administrator. Each option is evidenced by a stock option agreement between the Company and the optionee and is subject to the following additional terms and conditions:
      Exercise of the Option. Generally, an optionee must earn the right to exercise the option by continuing to work for the Company. The Administrator determines when options are exercisable. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Company common stock to be purchased, and by tendering payment of the purchase price to the Company. The method of payment of the exercise price of the shares purchased upon exercise of an option is determined by the Administrator.
      Exercise Price. The exercise price of options granted under the 1995 Plan is determined by the Administrator and, in the case of incentive stock options, must be at least equal to the fair market value of the shares on the date of grant based upon the closing price on the Nasdaq National Market on the date of grant. In the case of nonstatutory stock options the exercise price of the option must be at least equal to 85% of the fair market value of the shares on the date of grant. Incentive stock options granted to shareholders owning more than 10% of the total combined voting power of all classes of the Company’s stock (such holders are referred to as “10% Shareholders”) are subject to the additional restriction that the exercise price on such options must be at least 110% of the fair market value on the date of the grant. Nonstatutory stock options granted to a “covered employee” under Section 162(m) of the Code are subject to the additional restriction that the exercise price on such options must be at least 100% of the fair market value on the date of grant.
      Termination of Service. Unless otherwise provided in the applicable stock option agreement, if the optionee’s employment or consulting relationship with the Company, its parent, subsidiary or affiliate, is terminated for any reason other than death or total and permanent disability or for cause, the vested portion of the option may be exercised not later than 90 days after the date of such termination. In no event may an option be exercised by any person after the expiration of its term.
      Disability. Unless otherwise provided in the applicable stock option agreement, if an optionee is unable to continue his or her employment or consulting relationship with the Company, its parent, subsidiary or affiliate, as a result of his or her total and permanent disability, the vested portion of the option may be exercised within twelve months after the date of termination, but in no event may the option be exercised after its termination date.
      Death. Unless otherwise provided in the applicable stock option agreement, if an optionee should die while employed or retained by the Company, its parent, subsidiary or affiliate (or within three months of a termination other than for cause), and such optionee has been continuously employed or retained by the Company, its parent, subsidiary or affiliate, since the date of grant of the option, the vested portion of the option may be exercised within twelve months after the date of death by the optionee’s estate or by a person who acquired the right to exercise the option by bequest or inheritance, but in no event may the option be exercised after its termination date.
      Cause. Unless otherwise provided in the applicable stock option agreement, if an optionee’s employment or service with the Company, its parent, subsidiary or affiliate, is terminated for cause, the optionee’s option will terminate upon termination.
      Option Termination Date. Options granted under the 1995 Plan expire ten years from the date of grant unless a shorter period is provided in the option agreement; provided that incentive stock options granted to 10% Shareholders may not have a term of more than five years.
      Nontransferability of Options. Options are not transferable by the optionee, other than by will or the laws of descent and distribution, and are exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.
      Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1995 Plan as may be determined by the Administrator.
Stock Purchase Rights and Stock Bonuses
      A stock purchase right entitles the holder to purchase shares of Company common stock, subject to such terms, conditions and restrictions as are determined by the Administrator. Shares purchased pursuant to stock purchase rights are generally referred to as restricted stock. Restricted stock is subject to forfeiture and is generally not transferable unless certain conditions are met. When the forfeiture restrictions are satisfied, the participant is vested in the shares of Company common stock and has complete ownership of the shares. Except as otherwise determined by the Administrator and set forth in the applicable restricted stock agreement, shares issued pursuant to stock purchase rights that are unvested at the time a participant’s service terminates may be repurchased by the Company at the original purchase price. A stock bonus is an award of shares of Company common stock for services rendered (including past services rendered) to the Company or any parent, subsidiary or affiliate of the Company, subject to such terms, conditions and restrictions as are determined by the Administrator.
Corporate Transactions
      In the event of a merger of the Company with or into another corporation, a sale of substantially all of the Company’s assets or certain other corporate transactions, the successor corporation (or its parent or subsidiary) may assume or substitute outstanding awards under the 1995 Plan. If outstanding options are not assumed or substituted, the options will expire in connection with the transaction, at such time and on such conditions as the Board will determine. In the event of the dissolution or liquidation of the Company, the options will expire, at such time and on such conditions as the Board will determine.
Adjustments Upon Changes in Capitalization
      In the event any change, such as a stock split, reverse stock split, stock dividend, combination or reclassification, is made in the Company’s capitalization that results in an increase or decrease in the number of outstanding shares of Company common stock without receipt of consideration by the Company, appropriate adjustments shall be made in the exercise or purchase price of each outstanding award, the number of shares subject to each award, and the annual limitation on grants, as well as the number of shares available for issuance under the 1995 Plan.
Amendment and Termination
      The Board may amend the 1995 Plan at any time, or from time to time, or may terminate it without approval of the shareholders to the extent allowed by applicable law. However, no action by the Board or the shareholders may impair any option previously granted under the 1995 Plan without the optionee’s written consent. The 1995 Plan shall terminate on July 31, 2010, provided that any awards then outstanding under the 1995 Plan shall remain outstanding until they expire by their terms.
United States Federal Income Tax Information
      The following is a brief summary of the U.S. federal income tax consequences applicable to options granted under the 1995 Plan based on the federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular optionee based on his or her specific circumstances. The summary addresses only current U.S. federal income tax law and expressly does not discuss the income tax laws of any state, municipality, non-U.S. taxing jurisdiction or gift, estate or other tax laws other than federal income tax law. The Company advises all optionees to consult their own tax advisor concerning the tax implications of option grants and exercises and the disposition of stock acquired upon such exercises, under the 1995 Plan.
      Options granted under the 1995 Plan may be either incentive stock options, which are intended to qualify for the special tax treatment provided by Section 422 of the Code, or nonstatutory stock options, which will not qualify. If an option granted under the 1995 Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and will incur no tax liability due to the exercise, except to the extent that such exercise causes the optionee to incur alternative minimum tax. (See “Alternative Minimum Tax” below.) The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercise of the option by the optionee, any gain or loss will be treated as a long-term capital gain or loss. If both of these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the Company common stock on the date of the option exercise or the sale price of the Company common stock. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on a disposition of the shares prior to completion of both of the above holding periods in excess of the amount treated as ordinary income will be characterized as long-term capital gain or loss if the sale occurs more than one year after exercise of the option or as short-term capital gain or loss if the sale is made earlier.
      All other options which do not qualify as incentive stock options are referred to as nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize ordinary income measured by the excess of the fair market value of the shares over the exercise price. The income recognized by an optionee who is also an employee of the Company will be subject to income and employment tax withholding by the Company by payment in cash by the optionee or out of the optionee’s current earnings. Upon the sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares as of the date of exercise of the option will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year from date of exercise.
Alternative Minimum Tax
      The exercise of an incentive stock option may subject the optionee to the alternative minimum tax under Section 55 of the Code. Alternative minimum tax will be due if the tax determined under the alternative minimum tax rules exceeds the regular tax of the taxpayer for the year.
      In computing alternative minimum taxable income, shares purchased upon exercise of an incentive stock option are treated as if they had been acquired by the optionee pursuant to exercise of a nonstatutory stock option. As a result, the optionee recognizes alternative minimum taxable income equal to the excess of the fair market value of the Company common stock on the date of exercise over the option exercise price. Because the alternative minimum tax calculation may be complex, optionees should consult their own tax advisors prior to exercising incentive stock options.
      If an optionee pays alternative minimum tax, the amount of such tax may be carried forward as a credit against any subsequent year’s regular tax in excess of the alternative minimum tax for such year.
REQUIRED VOTE
      The approval of the amendment and restatement of the 1995 Plan to extend the termination date to July 31, 2010 requires the affirmative vote of the holders of a majority of the Shares present and voting at the Annual Meeting in person or by proxy and constituting a majority of the required quorum.
RECOMMENDATION OF THE BOARD
THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT
OF THE 1995 PLAN TO EXTEND THE TERMINATION DATE TO JULY 31, 2010.
PROPOSAL NO. 4
APPROVAL OF THE
ACQUISITION EQUITY INCENTIVE PLAN
      At the Annual Meeting, the Company’s shareholders are being asked to approve the Company’s Acquisition Equity Incentive Plan (the “Acquisition Plan”). The purpose of the Acquisition Plan is to create a special pool for option grants to be awarded only to those individuals who become employees, officers, consultants or directors of the Company, its parent, subsidiaries or affiliates, in connection with a merger or acquisition transaction consummated after June 16, 2005, or to assume or substitute outstanding options held by such individuals prior to such transaction for options issued under the Acquisition Plan.
      The following is a summary of the principal features of the Acquisition Plan. The summary, however, does not purport to be a complete description of all the provisions of the Acquisition Plan. A copy of the Acquisition Plan is attached to this Proxy Statement as Appendix I.
General
      The Company’s Acquisition Plan was adopted by the Board on April 13, 2005. The Board has reserved 2,000,000 shares of Company common stock for issuance under the Acquisition Plan.
      The Acquisition Plan provides for the granting to employees of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and for the granting of nonstatutory stock options to employees, consultants and directors. See “United States Federal

Income Tax Information” below for information concerning the tax treatment of both incentive stock options and nonstatutory stock options.
      Grants under the Acquisition Plan are discretionary. Accordingly, the future benefits under the Acquisition Plan to particular participants are not determinable.
      The Acquisition Plan is not a qualified, deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.
Purpose
      The purpose of the Acquisition Plan is to promote the long-term success of the Company’s business by enabling the Company to create a special pool to grant options to those individuals who become employees, officers, consultants or directors of the Company, its parent, subsidiaries or affiliates, in connection with a merger or acquisition transaction consummated after June 16, 2005, or to assume or substitute outstanding options held by such individuals prior to such transaction for options issued under the Acquisition Plan.
Share Reserve
      2,000,000 shares of Company common stock have been reserved for issuance under the Acquisition Plan. Unpurchased shares subject to outstanding options that expire, terminate, are surrendered prior to exercise in full, or are settled in cash and shares retained by the Company to satisfy any withholding taxes due with respect to an option are available for future grant under the Acquisition Plan. Shares issued under the Acquisition Plan and later repurchased by the Company are not available for future grant under the Acquisition Plan.
Administration
      The Acquisition Plan may be administered by the Board or a committee appointed by the Board (the “Administrator”). The body administering grants that are intended to comply with Rule 16b-3 of the Exchange Act or to be “performance-based compensation” under Section 162(m) of the Code shall comply with the requirements of those laws.
Eligibility
      The Acquisition Plan provides that options may be granted only to individuals who become employees (including officers), consultants, and directors of the Company or the Company’s parent, subsidiaries or affiliates in connection with a merger or acquisition transaction that is consummated after June 16, 2005. Incentive stock options may be granted only to employees. The Administrator selects the award recipients and determines the number of shares and the exercise or purchase price to be associated with each award. In making such determination, the Administrator takes into account the duties and responsibilities of the recipient, the value of the recipient’s services, the recipient’s present and potential contribution to the success of the Company, and other relevant factors. As of April 13, 2005, no employees, consultants or non-employee directors were eligible to participate in the Acquisition Plan.
      The Acquisition Plan provides that the maximum number of shares of Company common stock which may be granted under options to any one individual under the Acquisition Plan during any calendar year is 500,000; provided that awards covering up to 1,000,000 shares may be granted to an individual in connection with his or her initial employment. These limits are subject to adjustment as provided in the Acquisition Plan. There is also a limit on the aggregate market value of shares subject to all incentive stock options that may be granted to any recipient during any calendar year.

Terms of Options
      The terms of options granted under the Acquisition Plan are determined by the Administrator. Each option is evidenced by a stock option agreement between the Company and the optionee and is subject to the following additional terms and conditions:
      Exercise of the Option. Generally, an optionee must earn the right to exercise the option by continuing to work for the Company. The Administrator determines when options are exercisable. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Company common stock to be purchased, and by tendering payment of the purchase price to the Company. The method of payment of the exercise price of the shares purchased upon exercise of an option is determined by the Administrator.
      Exercise Price. The exercise price of options granted under the Acquisition Plan is determined by the Administrator and must be at least equal to the fair market value of the shares on the date of grant based upon the closing price on the Nasdaq National Market on the date of grant. Incentive stock options granted to shareholders owning more than 10% of the total combined voting power of all classes of the Company’s stock (such holders are referred to as “10% Shareholders”) are subject to the additional restriction that the exercise price on such options must be at least 110% of the fair market value on the date of the grant. Nonstatutory stock options granted to a “covered employee” under Section 162(m) of the Code are subject to the additional restriction that the exercise price on such options must be at least 100% of the fair market value on the date of grant.
      Termination of Service. Unless otherwise provided in the applicable stock option agreement, if the optionee’s employment or consulting relationship with the Company, its parent, subsidiary or affiliate, is terminated for any reason other than death or total and permanent disability or for cause, the vested portion of the option may be exercised not later than 90 days after the date of such termination. In no event may an option be exercised by any person after the expiration of its term.
      Disability. Unless otherwise provided in the applicable stock option agreement, if an optionee is unable to continue his or her employment or consulting relationship with the Company, its parent, subsidiary or affiliate, as a result of his or her total and permanent disability, the vested portion of the option may be exercised within twelve months after the date of termination, but in no event may the option be exercised after its termination date.
      Death. Unless otherwise provided in the applicable stock option agreement, if an optionee should die while employed or retained by the Company, its parent, subsidiary or affiliate (or within three months of a termination other than for cause), and such optionee has been continuously employed or retained by the Company, its parent, subsidiary or affiliate, since the date of grant of the option, the vested portion of the option may be exercised within twelve months after the date of death by the optionee’s estate or by a person who acquired the right to exercise the option by bequest or inheritance, but in no event may the option be exercised after its termination date.
      Cause. Unless otherwise provided in the applicable stock option agreement, if an optionee’s employment or service with the Company, its parent, subsidiary or affiliate, is terminated for cause, the optionee’s option will terminate upon termination.
      Option Termination Date. Options granted under the Acquisition Plan expire ten years from the date of grant unless a shorter period is provided in the option agreement; provided that incentive stock options granted to 10% Shareholders may not have a term of more than five years.
      Nontransferability of Options. Incentive stock options are not transferable by the optionee, other than by will or the laws of descent and distribution, and are exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee. In the case of nonstatutory stock options, the Administrator may at its discretion and in certain circumstances allow the transferability of such options.
      Repricing. Options may not be repriced under the Acquisition Plan.

      Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Acquisition Plan as may be determined by the Administrator.
Corporate Transactions
      In the event of a merger of the Company with or into another corporation, a sale of substantially all of the Company’s assets or certain other corporate transactions, the successor corporation (or its parent of subsidiary) may assume or substitute outstanding options under the Acquisition Plan. If outstanding options are not assumed or substituted, the Administrator may accelerate the vesting of the options, in part or in full, prior to the consummation of the transaction. In the event of the proposed dissolution or liquidation of the Company, each option will terminate unless otherwise provided by the Administrator.
Adjustments Upon Changes in Capitalization
      In the event any change, such as a stock split, reverse stock split, stock dividend, combination or reclassification, is made in the Company’s capitalization that results in an increase or decrease in the number of outstanding shares of Company common stock without receipt of consideration by the Company, appropriate adjustment shall be made in the exercise price of each outstanding option, the number of shares subject to each option, and the annual limitation on grants, as well as the number of shares available for issuance under the Acquisition Plan.
Amendment and Termination
      The Board may amend the Acquisition Plan at any time or from time to time or may terminate it without approval of the shareholders to the extent allowed by applicable law. However, no action by the Board or the shareholders may materially and adversely affect any option previously granted under the Acquisition Plan, unless mutually agreed otherwise between the optionee and the Administrator. The Acquisition Plan shall terminate on April 13, 2010, provided that any options then outstanding under the Acquisition Plan shall remain outstanding until they expire by their terms.
United States Federal Income Tax Information
      The following is a brief summary of the U.S. federal income tax consequences applicable to options granted under the Acquisition Plan based on the federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular optionee based on his or her specific circumstances. The summary addresses only current U.S. federal income tax law and expressly does not discuss the income tax laws of any state, municipality, non-U.S. taxing jurisdiction or gift, estate or other tax laws other than federal income tax law. The Company advises all optionees to consult their own tax advisor concerning the tax implications of option grants and exercises and the disposition of stock acquired upon such exercises, under the Acquisition Plan.
      Options granted under the Acquisition Plan may be either incentive stock options, which are intended to qualify for the special tax treatment provided by Section 422 of the Code, or nonstatutory stock options, which will not qualify. If an option granted under the Acquisition Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and will incur no tax liability due to the exercise, except to the extent that such exercise causes the optionee to incur alternative minimum tax. (See “Alternative Minimum Tax” below.) The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercise of the option by the optionee, any gain or loss will be treated as a long-term capital gain or loss. If both of these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the Company common stock on the date of the option exercise or the sale price of the Company common stock. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on a disposition of the shares prior to completion of both of the above holding periods in excess of the amount treated as ordinary income will be characterized as long-term capital gain or loss if the sale occurs more than one year after exercise of the option or as short-term capital gain or loss if the sale is made earlier.
      All other options which do not qualify as incentive stock options are referred to as nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize ordinary income measured by the excess of the fair market value of the shares over the exercise price. The income recognized by an optionee who is also an employee of the Company will be subject to income and employment tax withholding by the Company by payment in cash by the optionee or out of the optionee’s current earnings. Upon the sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares as of the date of exercise of the option will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year from date of exercise.
Alternative Minimum Tax
      The exercise of an incentive stock option may subject the optionee to the alternative minimum tax under Section 55 of the Code. Alternative minimum tax will be due if the tax determined under the alternative minimum tax rules exceeds the regular tax of the taxpayer for the year.
      In computing alternative minimum taxable income, shares purchased upon exercise of an incentive stock option are treated as if they had been acquired by the optionee pursuant to exercise of a nonstatutory stock option. As a result, the optionee recognizes alternative minimum taxable income equal to the excess of the fair market value of the Company common stock on the date of exercise over the option exercise price. Because the alternative minimum tax calculation may be complex, optionees should consult their own tax advisors prior to exercising incentive stock options.
      If an optionee pays alternative minimum tax, the amount of such tax may be carried forward as a credit against any subsequent year’s regular tax in excess of the alternative minimum tax for such year.
REQUIRED VOTE
      The approval of the Acquisition Plan requires the affirmative vote of the holders of a majority of the Shares present and voting at the Annual Meeting in person or by proxy and constituting a majority of the required quorum.
RECOMMENDATION OF THE BOARD
THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ACQUISITION PLAN.
PROPOSAL NO. 5
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to perform the audit of the Company’s financial statements for fiscal year 2005 and recommends that the shareholders vote for ratification of such appointment. The approval of the independent registered public accounting firm by the shareholders is not required by law or by the Company’s Bylaws. Traditionally, the Company has submitted this matter to the shareholders for ratification and believes that it is good practice to continue to do so. If a majority of the votes cast on this matter are not cast in favor of the reappointment of PricewaterhouseCoopers LLP, the Audit Committee will reconsider its appointment. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement at the Annual Meeting if they desire to do so and are expected to be available to respond to appropriate questions.

Fees Paid to PricewaterhouseCoopers LLP
      The following table lists the aggregate fees paid for professional services rendered by PricewaterhouseCoopers LLP for all “Audit Fees,” “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” for the last two fiscal years.

	Fiscal Year	Fiscal Year
	2004	2003

Audit Fees	$933,200	$379,950
Audit-Related fees	—	365,750
Tax Fees:
Tax compliance/preparation	398,725	783,265
Other tax services	84,950	78,200

Total Tax Fees	483,675	861,465
All Other Fees	2,220	2,220

Total	$1,419,095	$1,609,385

Audit Fees
      The audit fees for the years ended December 31, 2004 and 2003, respectively, were for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years 2004 and 2003, and for reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q for the first three quarters of the fiscal years 2004 and 2003. Audit fees for fiscal year 2004 also included the audit of management’s report on the effectiveness of the Company’s internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002.

Audit-Related Fees
      The audit-related fees for the year ended December 31, 2003, were for services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services include due diligence and accounting consultations in connection with mergers and acquisitions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax Fees
      The tax fees for the years ended December 31, 2004 and 2003, respectively, were for tax compliance/preparation and other tax services. Tax compliance/preparation consists of fees billed for assistance in the preparation of ESS’ international, U.S. federal, state and local tax returns, tax audits and appeals, and transfer pricing documentation. Other tax services consist of tax advice related to mergers and acquisitions and restructuring of foreign corporations.

All Other Fees
      All other fees for the years ended December 31, 2004 and 2003, respectively, were for subscription fees for the GAAP and GAAS rule related updates.
      The Audit Committee of the Board has considered whether the provision by PricewaterhouseCoopers LLP of the non-audit services listed above is compatible with maintaining PricewaterhouseCoopers LLP’s independence. The Audit Committee has determined that the provision of the non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

Policy on Audit Committee Pre-Approval and Permissible Non-Audit Services of Independent registered public accounting firm
      The Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm consistent with applicable SEC rules. In general, the policy provides that (1) the pre-approval request must be detailed as to the particular services to be provided, (2) the Audit Committee must be informed about each service, and (3) the pre-approval may not result in a delegation of the Audit Committee’s responsibilities to the management of ESS. Pre-approval is generally provided for up to one year. The independent registered public accounting firm is prohibited from performing SEC prohibited non-audit services, including any management functions. Under the policy, prior to the engagement of the independent registered public accounting firm for the next year’s audit, management and the independent registered public accounting firm jointly submit a breakdown of services expected to be rendered during that year for each of the four categories of services described above, as well as the anticipated fees for such services, to the Audit Committee for approval. Prior to engagement, the Audit Committee pre-approves these services and fees. The fees are budgeted and the Audit Committee receives periodic reports from management and the independent registered public accounting firm on actual fees versus the budget by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm. The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated is required to report, for informational purposes, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.
REQUIRED VOTE
      The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm requires the affirmative vote of the holders of a majority of the Shares present and voting at the Annual Meeting in person or by proxy and constituting a majority of the required quorum.
RECOMMENDATION OF THE BOARD
THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE
APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2005.
COMMON OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The following table sets forth certain information, as of March 15, 2005, known to the Company regarding the beneficial ownership of the Company’s common stock that has been provided to the Company with respect to the beneficial ownership of shares of (1) each person known by the Company to be the beneficial owner of more than 5% of the Company’s common stock, (2) each of the Company’s directors, (3) each executive officer named in the Summary Compensation Table below (the “Named Executive Officers”), and (4) all directors and executive officers as a group. Except as otherwise noted, the address of each person listed in the table is c/o ESS Technology, Inc., 48401 Fremont Blvd., Fremont, CA 94538.

	Shares Beneficially
	Owned(1)
			Options
		% of	Exercisable on
	Number of	Common	or Before
Name and Address	Shares	Stock	May 14, 2005(1)

Fred S.L. Chan, Chairman(2)	4,052,010	10.2%	523,333
Annie M.H. Chan(2)	4,052,010	10.2%	—

	Shares Beneficially
	Owned(1)
			Options
		% of	Exercisable on
	Number of	Common	or Before
Name and Address	Shares	Stock	May 14, 2005(1)

FMR Corp.(3)	4,115,700	10.4%	—
82 Devonshire St. Boston, MA 02109
Royce & Associates LLC(4)	3,677,500	9.3%	—
1414 Avenue of the Americas New York, NY 10019
Robert L. Blair, Director, President and CEO	461,363	1.2%	439,390
James B. Boyd, CFO, Senior Vice President and Assistant Secretary	176,304	*	174,167
Patrick Ang, Former COO and Executive Vice President(5)	—	—	—
Gary L. Fischer, Director	6,251	*	6,251
c/o Integrated Silicon Solution, Inc. 2231 Lawson Lane Santa Clara, California, 95054
David S. Lee, Director	62,918	*	62,918
c/o TAVONNI Technologies, Inc. 185 Martinvale Lane San Jose, CA 95119
Peter T. Mok, Director	35,001	*	35,001
c/o KLM Capital Management, Inc. 10 Almaden Blvd., Suite 988 San Jose, CA 95113
Alfred J. Stein, Director	29,167	*	29,167
All executive officers and directors as a group(6)	4,823,014	12.1%	1,270,227

*	Less than one percent of the outstanding shares of the Company’s common stock.

(1)	Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable and except as indicated in the other footnotes to this table. As of March 15, 2005, 39,717,248 shares of the Company’s common stock were issued and outstanding. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days after March 15, 2005 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)	This amount includes options exercisable within 60 days of March 15, 2005 held by Mr. Chan to purchase 523,333 shares of the Company’s common stock. This amount also includes 3,248,677 shares held by the Annie M.H. Chan Living Trust. David Y.W. Chan, Edward Y.C. Chan and Michael Y.J. Chan are sons of Fred S.L. Chan and Annie M.H. Chan. This amount includes 280,000 shares held by a trust for the benefit of Michael Y.J. Chan. This amount does not include shares held in trust for the benefit of Edward Y.C. Chan and shares held in trust for the benefit of David Y.W. Chan, adult children who do not reside with Fred S.L. and Annie M. H. Chan.

(3)	Information is based solely on Amendment No. 1 to Schedule 13G filed with the SEC on February 14, 2005 and reporting, as of December 31, 2004. Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR Corp., is the beneficial owner of 4,071,800 shares as a result of acting as investment adviser to various investment companies. The ownership of one investment company, Fidelity Low Priced Stock Fund, amounted to 3,956,700 shares. Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the funds each has sole power to dispose of the 4,071,800 shares owned by the funds. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds, which power resides with the funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the funds’ Boards of Trustees. Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp., is the beneficial owner of 43,900 shares as a result of its serving as investment manager of the institutional account(s). Edward C. Johnson 3d and FMR Corp., through its control of Fidelity Management Trust Company, each has sole dispositive power over 43,900 shares and sole power to vote or to direct the voting of 43,900 shares owned by the institutional account(s).

(4)	The Schedule 13G filed by Royce & Associates LLC on January 27, 2005 indicates that Royce & Associates, LLC is the beneficial owner of 3,677,500 shares of the Company’s common stock.

(5)	Mr. Ang resigned as COO and Executive Vice President effective October 4, 2004 for reasons unrelated to the Company’s business.

(6)	Includes 280,000 shares held by an entity affiliated with a certain director as described in Note (2).
EXECUTIVE COMPENSATION
      The following table shows the compensation earned by (1) the individual who served as the Company’s Chief Executive Officer during the fiscal year ended December 31, 2004, (2) each of the other most highly compensated individuals who served as an executive officer of the Company during the fiscal year ended December 31, 2004, (3) a former executive officer, and (4) the compensation received by each such individuals for the Company’s two preceding fiscal years where applicable.
Summary Compensation Table

						Long-Term
						Compensation
		Annual Compensation
						Securities
					Other Annual	Underlying		All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)		Compensation ($)(1)	Options (#)		Compensation ($)

Fred S.L. Chan	2004	328,000	(2)		272	400,000	(3)	31,500	(4)
Chairman of the	2003	328,000	662,000		64	—
Board of Directors	2002	213,830	—		1,032	140,000	(3)
Robert L. Blair	2004	328,000	(2)		272	—		13,980	(5)
President and CEO	2003	328,000	150,000		64	400,000
	2002	328,756	—		828	160,000	(3)
James B. Boyd	2004	220,000	90,000	(2)	272	30,000	(3)
CFO, Senior Vice	2003	198,333	110,000		34	40,000
President and	2002	184,583	—		820	30,000	(3)
Assistant Secretary
Patrick Ang	2004	163,503	—		227	30,000
Former COO and	2003	200,000	60,000		15	40,000
Executive Vice	2002	200,000	—		360	30,000
President

(1)	Includes dollar value of annual premiums paid by the Company under the Company’s group term life insurance policy and accidental death and dismemberment policy on behalf of the Named Executive Officers.

(2)	The Compensation Committee of the Board is scheduled to meet in May 2005 to determine the bonus payments, if any, to the executive officers for their services and performance in 2004.

(3)	These options were tendered by the executive officers in the Exchange Offer, as defined below.

(4)	Represents the value of a watch awarded to Mr. Chan as a gift for 20 years of service to the Company at the 20th anniversary celebration of the Company.

(5)	Represents the value of a watch awarded to Mr. Blair as a gift for 10 years of service to the Company at the 20th anniversary celebration of the Company.

Stock Option Grants In Last Fiscal Year
      The following table provides certain information with respect to stock options granted to the Named Executive Officers in the last fiscal year. In addition, as required by SEC rules, the table sets forth the hypothetical gains that would exist for the options based on assumed rates of annual compound stock price appreciation during the option term.

						Potential
						Realizable Value
						at Assumed
	Individual Grants(1)					Annual Rates of
						Stock Price
	Number of					Appreciation for
	Securities		Percent of Total			Option
	Underlying		Options Granted to	Exercise of		Term ($)(2)
	Options		Employees in	Base Price	Expiration
Name	Granted (#)		Fiscal Year (%)(3)	($/Sh)(4)	Date	5%	10%

Fred S.L. Chan	400,000	(5)	20	16.45	2014	N/A	N/A
Robert L. Blair	—		—	—	—	—	—
James B. Boyd	30,000	(6)	2	10.87	2014	N/A	N/A
Patrick Ang	30,000	(7)	2	16.45	2014	N/A	N/A

(1)	No stock appreciation rights were granted to the Named Executive Officers in the last fiscal year.

(2)	The potential realizable value illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation of the market price per share for the date of grant to the end of the option term. Actual gains, if any, on stock option exercise are dependent upon a number of factors, including the future performance of the common stock and the timing of option exercises, as well as the optionees’ continued service throughout the vesting period. There can be no assurance that the amounts reflected in this table will be achieved. Potential realizable value is not calculated for options that were canceled during the fiscal year ended 2004.

(3)	The Company granted stock options representing 1,959,000 shares to employees in the last fiscal year.

(4)	The exercise price may be paid in cash, in shares of common stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares, to the extent permissible under applicable law.

(5)	1/48th of 400,000 shares vest monthly on the 10th day of each month commencing March 10, 2004 through February 10, 2008. These options were tendered in the Exchange Offer, as defined below.

(6)	1/12th of 5,000 shares vest monthly on the 3rd day of each month commencing on July 3, 2005 through June 3, 2006; 1/12th of 15,000 shares vest monthly on the 3rd day of each month commencing on July 3, 2006 through June 3, 2007; 1/12th of 10,000 shares vest monthly on the 3rd day of each month commencing on July 3, 2007 through June 3, 2008. These options were tendered in the Exchange Offer, as defined below.

(7)	The options were granted on February 10, 2004. The unvested portions of these options were forfeited on October 4, 2004, the date on which Mr. Ang resigned as our COO and Executive Vice President; the vested portions of these options expired 90 days thereafter.

Aggregate Option Exercises In Last Fiscal Year and Fiscal Year-End Option Values
      The following table sets forth certain information concerning the exercise of options by each of the Named Executive Officers during fiscal year 2004, including the aggregate amount of gains on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 2004. Also reported are values of “in-the-money” options that represent the positive spread between the respective exercise prices of outstanding stock options and $7.11 per share, which was the closing price of the Company’s common stock as reported on the Nasdaq National Market on December 31, 2004.

			Number of
			Securities Underlying		Value of Unexercised
			Unexercised Options at		In-the-Money Options at
	Shares		Fiscal Year-End (#)		Fiscal Year-End ($)(2)
	Acquired on	Value
Name	Exercise (#)	Realized ($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Fred S.L. Chan	—	—	485,333	104,167	1,085,837	232,813
Robert L. Blair	—	—	392,056	264,000	641,825	12,666
James B. Boyd	—	—	158,333	51,667	340,838	39,113
Patrick Ang	—	—	162,083	—	—	—

(1)	“Value Realized” represents the fair market value of the shares of common stock underlying the option on the date of exercise less the aggregate exercise price of the option.

(2)	These values, unlike the amounts set forth in the column entitled “Value Realized,” have not been, and may never be, realized and are based on the positive spread between the respective exercise prices of outstanding options and the closing price of the Company’s common stock as reported on the Nasdaq National Market on December 31, 2004, the last day of trading for the fiscal year 2004.
Equity Compensation Plan Information
      The following table summarizes information with respect to options under ESS’ equity compensation plans at December 31, 2004:

	Equity Compensation Plan Information(1)

	Number of			Number of Securities
	Securities to be Issued		Weighted-Average	Remaining Available for Future
	Upon Exercise of		Exercise Price of	Issuance Under Equity
	Outstanding Options,		Outstanding Options,	Compensation Plans
	Warrants and Rights		Warrants and Rights	(excluding securities reflected
Plan Category	(a)(#)(2)		(b)($)	in column (a))(c)(#)

Equity compensation plans approved by security holders	5,164,023		7.20	6,389,726	(3)(4)
Equity compensation plans not approved by security holders	398,098		8.37	1,588,072

Total	5,562,121	(5)	7.29	7,977,798

(1)	Includes only options outstanding under ESS’ stock option plans, as no stock warrants or rights were outstanding as of December 31, 2004.

(2)	In addition, 26,146 outstanding options assumed in connection with the acquisition of Platform Technologies, Inc. These assumed options have a weighted average exercise price of $0.03 per share. No additional options may be granted under the Platform Technologies plan.

(3)	A maximum of 334,363 of such shares are available for issuance pursuant to future restricted stock awards under the 1995 Equity Incentive Plan.

(4)	Includes 451,903 shares of common stock reserved for future issuance under the 1995 Employee Stock Purchase Plan.

(5)	Pursuant to the Company’s Exchange Offer, as defined below, options to purchase an aggregate of 3,705,449 shares of ESS common stock were tendered to the Company as of December 27, 2004, the expiration date of the Exchange Offer, for exchange and cancellation. Eligible employees who tendered options for exchange will be entitled to receive on or after June 29, 2005 an equivalent number of Replacement Options under the Company’s stock option plans.
      As of March 15, 2005, ESS has 5,414,108 shares of options outstanding under all of its stock option plans with a weighted average term of 6.17 years and weighted average exercise price of $7.08. As of March 15, 2005, ESS has 7,628,368 shares available for future grant under all of its active equity plans other than the 1995 Employee Stock Purchase Plan, of which 366,904 are available for awards of restricted stock and stock bonuses. ESS currently has the following active equity plans (not including the 1995 Employee Stock Purchase Plan):
      The 1995 Equity Incentive Plan (the “1995 Plan”) provides for the grant of stock options and stock bonuses and the issuance of restricted stock to our employees, directors and others. Under the 1995 Plan, options granted generally vest 25% at the end of the first year, after the anniversary date of the date of grant, and ratably thereafter over the remaining vesting period. As of March 15, 2005, ESS had 366,904 shares available for grant under the 1995 Plan.
      The 1995 Directors Stock Option Plan (the “Directors Plan”) allows for granting of stock options to non-employee members of the Board of Directors of the Company. As of March 15, 2005, ESS had 747,395 shares available for grant under the Directors Plan.
      The 1997 Equity Incentive Plan (the “1997 Incentive Plan”) provides for the grant of incentive stock options and nonstatutory stock options. The vesting schedule of the 1997 Incentive Plan is generally similar to those of the 1995 Plan outlined above. As of March 15, 2005, ESS had 4,928,559 shares available for grant under the 1997 Plan.
      The 2002 Non-Executive Stock Plan (the “2002 Plan”), which was adopted by the Board but has not been approved by shareholders, allows for granting of stock options to ESS’ non-executive employees and consultants, and options granted under the 2002 Plan are non-statutory stock options. Under the 2002 Plan, options granted generally vest 25% at the end of the first year, after the anniversary date of the date of grant, and ratably thereafter over the remaining vesting period. As of March 15, 2005, ESS had 1,585,510 shares available for grant under the 2002 Plan.
REPORT OF THE AUDIT COMMITTEE
      During fiscal year 2004, the Audit Committee of the Board reviewed the quality and integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications and independence of its independent registered public accounting firm, the performance of its internal audit function and independent registered public accounting firm and significant financial matters. Each of the Audit Committee members satisfies the definition of independent director in accordance with Section 4200(a) of the NASD rules. In addition, the Board of Directors has determined that each Audit Committee member qualifies as an audit committee financial expert as defined by SEC rules. The Audit Committee met six times during fiscal year 2004.
      In 2000, the Board of Directors adopted a written charter for the Audit Committee under which the Audit Committee performs its functions and responsibilities. This charter was amended and restated on October 19, 2002, on April 26, 2003, on January 31, 2004 and again on January 29, 2005 in light of the Sarbanes-Oxley Act of 2002 and new SEC and NASD rules. The Audit Committee reviews and reassesses the adequacy of this charter at least once per year and makes recommendations to the Board regarding changes or amendments the Audit Committee deems appropriate.
      The Audit Committee has reviewed and discussed the Company’s audited financial statements, together and separately, with the independent registered public accounting firm and with management, which has primary responsibility for the financial statements. The Audit Committee has also reviewed the interim financial information contained in each quarterly earnings announcement with management and the Company’s independent registered public accounting firm prior to the public release of such earnings announcement.
      The Audit Committee has discussed with the Company’s independent registered public accounting firm the adequacy of the Company’s internal control system, financial reporting procedures and other matters that are required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees). The Company’s independent registered public accounting firm have provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.
      The Audit Committee has reviewed the general scope of the Company’s annual audit and fees charged by the independent registered public accounting firm, has reviewed and approved the fees for and monitored the performance of non-audit services by the Company’s independent registered public accounting firm and has reviewed the fairness of any proposed transactions between any officer, director or other affiliate of the Company and the Company. The Audit Committee concluded that PricewaterhouseCoopers LLP’s provision of non-audit services to the Company is compatible with PricewaterhouseCoopers LLP’s independence.
      Based on its reviews of the Company’s 2004 audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s 2004 audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2005.

AUDIT COMMITTEE

Gary L. Fischer, Chairman
David S. Lee
Peter T. Mok
Alfred J. Stein
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
General
      The Compensation Committee, consisting entirely of independent directors as defined by Nasdaq rules, acts on behalf of the Board to establish the general compensation policy of the Company for all employees of the Company. The Compensation Committee administers the Company’s incentive and equity plans, including the 1995 Equity Incentive Plan, the 1995 Employee Stock Purchase Plan, the 1997 Equity Incentive Plan and the 2002 Non-Executive Stock Option Plan. The Compensation Committee also reviews compensation for the executive officers of the Company, including its Chairman, CEO and other executive officers named in the Summary Compensation Table (the “Named Executive Officers”).
      It is the Compensation Committee’s philosophy to link the Named Executive Officers’ compensation to corporate performance. Thus, under the Company’s compensation policy, a designated portion of the Named Executive Officers’ total compensation is tied to the Company’s performance objectives and individual objectives established at the beginning of the Company’s fiscal year. The performance objectives and individual objectives approved by the Compensation Committee incorporate strategic corporate objectives that are designed to elicit performance critical to the short-term and long-term success of the Company. Each Named Executive Officer’s performance is measured against the performance objectives and goals established for him. The base salary, target bonuses, target total cash compensation and stock option grants of the Named

Executive Officers are determined in part by the Compensation Committee reviewing data on prevailing compensation practices of comparable technology companies with whom the Company competes for executive talent, and evaluating such information in connection with the Company’s corporate goals and compensation practice.
Stock Options
      Stock option grants for executives and employees are a key element of market-competitive total compensation. In addition to their base salary, the Company’s Named Executive Officers are eligible to receive cash bonuses and to participate in the 1995 Equity Incentive Plan, the 1995 Employee Stock Purchase Plan and the 1997 Equity Incentive Plan. The Company grants stock options to attract and retain employees, including executive officers, and to align the interests of employees with those of the shareholders. Stock options have value for the Named Executive Officers only if the price of the Company’s stock increases above the fair market value on the date of grant and the Named Executive Officers remain in the Company’s service for the period required for the shares to vest.
      The recent deterioration in the price of the Company’s common stock strongly undercut the Board of Directors’ desire to provide all employees of the Company with the opportunity to participate in the Company’s long-term growth through its stock option programs. In order to increase the retention value of the Company’s stock option programs, on November 23, 2004 the Board approved an exchange offer pursuant to which all employees and consultants with stock options granted under ESS 2002 Non-Executive Stock Option Plan, 1997 Equity Incentive Plan and 1995 Equity Incentive Plan could exchange them for new stock options to be granted in the future (the “Exchange Offer”). Under the terms of the Exchange Offer, which commenced on November 26, 2004, eligible employees and consultants who chose to participate tendered their stock options for cancellation on or before December 27, 2004 and will receive on or after June 29, 2005 one new option for each option cancelled with an exercise price equal to the fair market value (based on the closing price of the common stock as reported by Nasdaq) on that date (the “Replacement Options”). The Replacement Options will generally have the same terms and be subject to the same conditions as the cancelled options and will have a term of ten years beginning on the grant date, assuming continued employment.
      In connection with the Exchange Offer, approximately 3,705,449 shares, representing approximately 42% of the options eligible for the Exchange Offer, including 946,666 shares from executive officers (as set forth in the table below), were tendered and cancelled. Consistent with treatment of other eligible employees, pursuant to the Company’s Exchange Offer, for their tendered options, the executive officers will receive Replacement Options on or after June 29, 2005 with an exercise price equal to the fair market value of the Company’s common stock on the grant date. The closing price of the Company’s common stock as reported on the Nasdaq National Market on December 27, 2004 was $7.38.

					Length of Original
		Number of Securities	Exercise Price		Option Term
		Underlying Options	at Time of	New	Remaining at
		Repriced or	Repricing or	Exercise	Date of Repricing
Name	Date(1)	Amended (#)	Amendment ($)	Price ($)	or Amendment(3)

Fred S.L. Chan	12/27/04	21,030	14.267	(2)	1.84 years
	12/27/04	118,970	12.970	(2)	1.84 years
	12/27/04	400,000	16.450	(2)	8.62 years
Robert L. Blair	12/27/04	17,000	15.000	(2)	4.01 years
	12/27/04	15,420	12.970	(2)	6.85 years
	12/27/04	3,750	12.250	(2)	3.01 years
	12/27/04	11,250	12.250	(2)	3.01 years
	12/27/04	144,580	12.970	(2)	6.85 years
	12/27/04	154,666	15.000	(2)	4.01 years
James B. Boyd	12/27/04	30,000	14.020	(2)	6.85 years
	12/27/04	30,000	10.870	(2)	8.93 years
Patrick Ang	—	—	—	—	—

(1)	The date on which options were tendered into the Exchange Offer.

(2)	The new exercise price of the options shall be the fair market price of the Company’s common stock on the date of issuance of the Replacement Options, which will be on or after June 29, 2005.

(3)	Length of term remaining was determined based on June 29, 2005, the current anticipated issuance date of the Replacement Option.

Compensation of Executive Officers
      During the fiscal year that ended on December 31, 2004, the Company’s executive compensation program was comprised of the following key components: base salary, annual bonus and equity-based incentive compensation.
      Base Salary. Base salaries for the Company’s executive officers other than the CEO are based upon recommendations by the CEO, taking into account such factors as salary norms in comparable companies, a subjective assessment of the nature of the position and the contribution and experience of the executive officer.
      Annual Bonus. The Company’s cash bonus program seeks to motivate executive officers to work effectively to achieve the Company’s financial performance objectives and to reward them when such objectives are met.
      Equity-Based Incentive Compensation. Stock options are an important component of the total compensation of executive officers. The Company believes that stock options align the interests of each executive with those of the shareholders. They also provide executive officers a significant, long-term interest in the Company’s success and help retain key executive officers in a competitive market for executive talent. The Company’s 1995 Equity Incentive Plan and 1997 Equity Incentive Plan authorize the Compensation Committee to grant stock options to executive officers. The number of shares owned by, or subject to options held by, each executive officer is periodically reviewed and additional awards are considered based upon past performance of the executive and the relative holdings of other executive officers in the Company. The option grants generally utilize four-year vesting periods to encourage executive officers to continue contributing to the Company, and they expire no later than ten years from the date of grant.
Compensation of the Chief Executive Officer
      The Company’s compensation plan for the CEO includes the same elements and performance measures as the plans of the Company’s other executive officers, except the CEO does not make recommendations to the Compensation Committee regarding his own base salary. The Compensation Committee evaluates the performance of the Company’s CEO, sets his base compensation and determines bonuses and awards stock or option grants, if any. Mr. Blair’s base salary for fiscal year 2004 was $328,000, same as his base salary for fiscal year 2003.
Deductibility of Executive Compensation
      The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code of 1986, as amended, which disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and the four other most highly compensated executive officers, unless such compensation meets the requirements for the “performance-based” exception to the general rule. The 1995 Equity Incentive Plan, the 1997 Equity Incentive Plan, and the 2004 Management Incentive Plan, permit the Company to pay compensation that is “performance-based” and thus is fully deductible by the Company under Section 162(m). It is the Compensation Committee’s policy to qualify, to the extent reasonable, the executive officers’ compensation for deductibility under applicable tax law.

COMPENSATION COMMITTEE

David S. Lee, Chairman
Peter T. Mok
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
      The Compensation Committee of the Board of Directors currently consists of David Lee and Peter Mok. No member of the Compensation Committee or executive officers of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

PERFORMANCE GRAPH
      The following graph shows a comparison of the five-year cumulative total return for the Company’s common stock, Nasdaq Stock Market (US) Index and RDG Technology Composite Index (a published industry index). The graph assumes the investment of $100 in the Company’s common stock and in each of the indexes on December 31, 1999, and reinvestment of all dividends. The stock price performance on the following graph is not necessarily indicative of future stock price performance.
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG ESS TECHNOLOGY, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE RDG TECHNOLOGY COMPOSITE INDEX

DATE	12/99	3/00	6/00	9/00	12/00	3/01	6/01	9/01	12/01	3/02	6/02	9/02	12/02	3/03	6/03	9/03	12/03	3/04	6/04	9/04	12/04

ESS TECHNOLOGY, INC.
Investment Value	100.00	78.87	65.35	64.51	23.10	25.91	47.77	48.07	100.00	97.55	82.50	28.93	29.58	28.03	45.86	50.70	80.10	68.95	50.37	32.22	33.44

NASDAQ STOCK MARKET (U.S.)
Investment Value	100.00	112.21	105.78	90.50	72.62	60.40	60.88	39.17	50.23	46.52	37.92	30.98	29.12	26.32	33.03	40.42	44.24	48.07	47.04	43.70	47.16

RDG TECHNOLOGY COMPOSITE
Investment Value	100.00	122.06	112.74	100.34	69.88	47.03	52.66	34.58	48.14	43.82	29.80	21.19	26.35	25.92	31.61	35.59	39.98	41.76	42.68	38.84	43.08

*	$100 invested on 12/31/99 in stock or index — including reinvestment of dividends. Fiscal year ending December 31.

INCORPORATION BY REFERENCE
      The Report of the Audit Committee (including reference to the independence of the Audit Committee members), the Report of the Compensation Committee, and the Performance Graph above are not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by the Company under the Securities Act of 1933, as amended, or the Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference.
CERTAIN BUSINESS RELATIONSHIPS
      Fred S.L. Chan, the Company’s Chairman of the Board, beneficially owns approximately 39% of the outstanding shares of Vialta, the former majority-owned subsidiary of the Company. Mr. Chan currently serves as Vialta’s Chairman of the Board of Directors. Each company pays Mr. Chan a base salary separately.
      Under existing relationships between ESS and Vialta, for the sale of certain ESS products, the rental of certain ESS real estate properties, and the provision of certain services, ESS charged Vialta a total of $1.3 million, net of miscellaneous charges from Vialta, in fiscal year 2004.
EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND
CHANGE-IN-CONTROL ARRANGEMENTS
      The Company’s Board of Directors has adopted forms of acceleration agreement for non-employee directors and executive officers of the Company. Under the acceleration agreement for non-employee directors, in the event of death or a change in control (each, an “Acceleration Event”), the vesting schedule for all unvested options that are outstanding as of the date of the Acceleration Event shall be immediately vested and exercisable in full. Additionally, if any benefit under an acceleration agreement would be subject to the excise tax under Code Section 4999, the non-employee director shall receive the greater of (as determined on an after-tax basis) the full amount of the benefits or such lesser amount that would result in no excise tax.
      Under the acceleration agreement for executive officers, in the event of an executive officer’s death or involuntary termination, including voluntary termination for a good reason, within two months before a change in control, all unvested options that are outstanding as of such change in control shall be immediately vested upon the effective date of such change in control and exercisable in full. Separately, in the event of a change in control, the vesting schedule for 50% of unvested options that are outstanding as of the date of the change in control shall be immediately vested and exercisable in full, with the remaining unvested options to accelerate upon an involuntary termination within 12 months after a change in control. Additionally, if any benefit under an acceleration agreement would be subject to the excise tax under Code Section 4999, the executive officer shall receive the greater of (as determined on an after-tax basis) the full amount of the benefits or such lesser amount that would result in no excise tax.
      The Company has also entered into a retention and incentive agreement with Mr. Boyd pursuant to which, for his commitment to remain continuously employed by the Company through March 1, 2006, the Company has paid Mr. Boyd a $90,000 retention and incentive bonus, subject to payback in the event of an earlier voluntary termination or a failure to comply with the notice provision set forth in the agreement.
TRANSACTIONS WITH MANAGEMENT AND OTHERS
      The Company has entered into indemnification agreements with the Company’s directors and certain officers for the indemnification of and advancement of expenses to these persons to the fullest extent permitted by law. The Company also intends to enter into these agreements with the Company’s future directors and certain future officers.
      Pursuant to the Company’s articles of incorporation, bylaws and the Company’s indemnification agreements with its officers and directors, the Company is obligated to indemnify and advance expenses of its officers and directors under certain circumstances to the fullest extent permitted by California law. After the

Company revised its revenues and earnings guidance for the third quarter of 2002 on September 12, 2002, several holders of its common stock, purporting to represent the corporation, brought derivative suits against the Company as a nominal defendant and certain of the Company’s officers and directors. These actions have been consolidated and are proceeding as a single action entitled “ESS Cases.” In connection with the ESS Cases, during fiscal 2004, the Company paid an aggregate of $291,447 for joint expenses, as to which there has been no allocation of expenses among defendants.
      Except as set forth above, in fiscal year 2004, the Company has not been a party to any transaction exceeding $60,000 in value with any of the Company’s directors, nominees for election as a director, executive officers, holders of more than 5% of the Company’s common stock or any member of the immediate family of any such persons, other than normal compensation arrangements that are described under the “Executive Compensation” section of this Proxy Statement.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16 of the Exchange Act requires the Company’s directors and officers, and persons who own more than 10% of the Company’s common stock, to file initial reports of ownership and reports of changes in ownership with the SEC and the Nasdaq National Market. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.
      Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements for the year ended December 31, 2004 were satisfied on a timely basis, except that Fred S.L. Chan, Robert L. Blair and James B. Boyd each inadvertently filed a late Form 4 in January 2005 reporting the cancellation of stock option grants that were tendered by each on December 27, 2004 under the Company’s Exchange Offer.
DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
      Shareholders may submit proposals to be included in the Company’s proxy materials on matters appropriate for shareholder action at subsequent annual meetings of the Company. For inclusion in the Company’s proxy materials, a shareholder proposal must be received by the Company no later than 120 days prior to the anniversary of the mailing of the prior year’s proxy statement, consistent with Rule 14a-8 promulgated under the Exchange Act. If a shareholder wishes to present a proposal at the Company’s annual meeting and the proposal is not intended to be included in the Company’s proxy materials, the shareholder must submit such proposals in writing to the Company not later than 45 days prior to the first anniversary of the mailing of the prior year’s proxy statement, consistent with Rule 14a-4 under the Exchange Act.
      In order for the Company to receive notice by the shareholder a reasonable time before it mails its proxy materials, any shareholder who intends to present a proposal to be included in the proxy materials for the annual meeting in 2006 must deliver a written copy of the proposal to the Company’s principal executive offices no later than the close of business on December 31, 2005. For submission of shareholder proposals for discretionary voting (not intended to be included in the Company’s proxy materials), a shareholder must give notice of such a proposal no later than the close of business on March 15, 2006 (“Discretionary Vote Deadline”). If a shareholder gives notice of such a proposal after the Discretionary Vote Deadline, the Company’s proxy holders will be allowed to use their discretionary voting authority to vote against the shareholder proposal when and if the proposal is raised at the Company’s 2006 annual meeting of shareholders.
OTHER BUSINESS
      The Board does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of the Annual Meeting. As to any business that may properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By Order of the Board of Directors

JAMES B. BOYD
Chief Financial Officer, Senior Vice President and Assistant Secretary
Fremont, California
April 29, 2005
IMPORTANT
Whether or not you plan to attend the Annual Meeting, please vote as promptly as possible. If a quorum is not reached, the Company will have the added expense of re-issuing these proxy materials. If you attend the Annual Meeting and so desire, you may withdraw your proxy and vote in person.
Thank you for acting promptly.

Appendix A
ESS TECHNOLOGY, INC.
Charter for the Audit Committee
of the Board of Directors
Purpose and Powers
      The purpose and powers of the Audit Committee established by this charter will be to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of ESS Technology, Inc., a California corporation (the “Company”); to provide to the Board of Directors (the “Board”) the results of its examinations and recommendations derived therefrom; to outline to the Board improvements made, or to be made, in internal accounting controls; to appoint, compensate and oversee the Company’s independent registered public accounting firm (“independent accountants”); to oversee the finance function of the Company (which will include, among other matters, the Company’s investment activities); to engage and compensate independent counsel and other advisors as it deems necessary to carry out its duties; to the extent permitted under applicable laws, rules and regulations, and the Company’s bylaws and Articles of Incorporation, to delegate to one or more members of the Audit Committee the authority to grant pre-approvals of audit services and non-audit services; and to provide the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require Board attention.
      The Audit Committee will undertake those specific duties and responsibilities listed below, and such other duties as the Board from time to time may prescribe.
Charter Review
      The Audit Committee will review and reassess the adequacy of this charter at least once per year and make recommendations to the Board regarding changes or amendments the Committee deems appropriate. This review is initially intended to be conducted at the first regular Audit Committee meeting following the Company’s Annual Meeting of Shareholders, but may be conducted at any time the Audit Committee desires to do so. Additionally, to the extent and in the manner that the Company is legally required to do so by the rules of the Securities and Exchange Commission (the “SEC”), this charter (as then constituted) shall be publicly filed.
Membership
      The Audit Committee shall consist of at least three members of the Board. Such members will be elected and serve at the pleasure of the Board. The members of the Audit Committee will not be employees of the Company. Each member of the Audit Committee and the Audit Committee as a whole shall meet the independence standards and have the financial expertise as required by the Rules of the National Association of Securities Dealers, Inc., the Securities Exchange Act of 1934 and the rules promulgated thereunder (collectively, the “Exchange Act”), the Sarbanes-Oxley Act of 2002 and all other applicable rules and regulations, as in effect from time to time. At least one member of the Audit Committee shall qualify as an “Audit Committee Financial Expert” in accordance with the Exchange Act and any other applicable laws, rules or regulations.
Meetings
      The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least quarterly to review the financial affairs of the Company. The Audit Committee will meet with the independent accountants of the Company at least once quarterly, including upon the completion of the annual audit, outside the presence of management, and at such other times as it deems appropriate to review the independent accountants’ examination and management report.

Responsibilities
      To fulfill its responsibilities and duties, the Audit Committee shall:

1. Appoint the independent accountants and approve the compensation of and oversee the independent accountants.

2. Engage outside counsel and other advisors to advise the Audit Committee, and approve the compensation of and directly oversee such outside counsel and other advisors.

3. Review the plan for and the scope of the audit and related services at least annually.

4. Confirm that the proposed audit engagement team for the independent public accountants complies with the applicable accountant rotation rules.

5. Pre-approve all audit services and permitted non-audit services to be provided by the independent accountants as required by the Exchange Act.

6. Inquire of Finance management of the Company and the independent accountants about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

7. Review with Finance management any significant changes to GAAP, SEC and other accounting policies or standards that will impact or could impact the financial reports under review.

8. Review with Finance management and the independent accountants at the completion of the annual audit:

a. The Company’s annual financial statements and related footnotes;

b. The independent accountant’s audit of the financial statements;

c. Any significant changes required in the independent accountant’s audit plan;

d. Any serious difficulties or disputes with management encountered during the course of the audit; and

e. Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

9. Ensure the receipt of, and review, a report from the independent accountant required by Section 10A of the Exchange Act.

10. Ensure the receipt of, and review, a written statement from the Company’s independent accountants delineating all relationships between the accountants and the Company, consistent with Independence Standards Board Standard 1.

11. Review with the Company’s independent accountants any disclosed relationship or service that may impact the objectivity and independence of the accountant.

12. Take, or recommend that the Board take, appropriate action to oversee the independence of the outside accountants.

13. Review with Finance management and the independent accountants at least annually the Company’s application of critical accounting policies and its consistency from period to period, and the compatibility of these accounting policies with generally accepted accounting principles (“GAAP”), and (where appropriate) the Company’s provisions for future occurrences which may have a material impact on the financial statements of the Company.

14. Consider and approve, if appropriate, significant changes to the Company’s accounting principles and financial disclosure practices as suggested by the independent accountants and Finance management. Review with the independent accountants and Finance management, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Committee, have been implemented.

15. Review and discuss with Finance management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

16. Oversee the adequacy of the Company’s system of internal accounting controls. Obtain from the independent accountants management letters or summaries on such internal accounting controls. Review any related significant findings and recommendations of the independent accountants together with management’s responses thereto.

17. Oversee the effectiveness of the internal audit function and obtain from the officers that certify the Company’s financial reports an assessment of the internal controls, a report of any fraud in connection with the preparation of reports and any other reports required by applicable laws, rules or regulations.

18. Oversee the Company’s compliance with the Foreign Corrupt Practices Act.

19. Oversee the Company’s compliance with SEC requirements for disclosure of accountant’s services and Audit Committee members and activities.

20. Oversee the Company’s finance function, which may include the adoption from time to time of a policy with regard to the investment of the Company’s assets.

21. Review and approve all related party transactions other than compensation transactions.

22. Review the periodic reports of the Company with Finance management and the independent accountants prior to filing of the reports with the SEC.

23. In connection with each periodic report of the Company, review:

a. Management’s disclosure to the Committee under Section 302 of the Sarbanes-Oxley Act;

b. The contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Sections 302 and 906 of the Act.

24. Periodically discuss with the independent accountants, without Management being present, (i) their judgments about the quality, appropriateness, and acceptability of the Company’s accounting principles and financial disclosure practices, as applied in its financial reporting, and (ii) the completeness and accuracy of the Company’s financial statements.

25. Review and discuss with Finance management the Company’s earnings press releases (including the use of “pro forma” or “adjusted” non-GAAP information) as well as financial information and earnings guidance provided to analysts.

26. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

27. Establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

28. Conduct assessment of the effectiveness of the Audit Committee.
      In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board delegates to it or that are required by applicable laws, rules and regulations.
      Finally, the Audit Committee shall ensure that the Company’s independent accountants understand both (i) their ultimate accountability to the Board and the Audit Committee, as representatives of the Company’s shareholders and (ii) the Board’s and the Audit Committee’s ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company’s independent accountants (or to nominate the outside accountant to be proposed for shareholder approval in any proxy statement).
Reports
      The Audit Committee will to the extent deemed appropriate record its summaries of recommendations to the Board in written form that will be incorporated as a part of the minutes of the Board. To the extent required, the Audit Committee will also prepare and sign a Report of the Audit Committee for inclusion in the Company’s proxy statement for its Annual Meeting of Shareholders.

Appendix B
ESS TECHNOLOGY, INC.
Charter for the Compensation Committee
of the Board of Directors
Purpose
      The purpose of the Compensation Committee established pursuant to this charter will be to make such examinations as are necessary to create and to implement appropriate compensation policies for the executive officers and such other employees of the Company as the Board shall deem appropriate, including performance-based and long-term compensation.
Membership and Power to Act
      The Compensation Committee will be comprised of up to three members of the Board of Directors. Such members will be elected by and serve at the pleasure of the Board. As long as the Company’s Common Stock remains publicly traded, the Committee will consist of at least two members and no member of the Committee will be an employee (including a current officer) or a former officer of the Company or will have engaged in any transaction or been involved in any business relationship which would disqualify such Committee member as (i) a “Non-Employee Director” under Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) as an “outside director” under the rules promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended or (iii) as an independent director as the term “independent” is defined in Nasdaq Rule 4200(a)(15). Interlocking Committee memberships (e.g., company chief executive officers sitting on each other’s compensation committees) shall be avoided.
      In the event that the Committee shall have more than two members and one or more members of the Committee are absent from a meeting of the Committee, the remaining members of the Committee (provided there are at least two such members), acting unanimously, shall have the power to take any action necessary or convenient to the efficient discharge of the foregoing. No action of the Committee shall be valid unless taken pursuant to a resolution adopted and approved by at least two members of the Committee. No employee-member of the Committee, if any, shall participate in any discussions or deliberations relating to such person’s own compensation. For the purposes of obtaining an exemption under Rules 16b-3(d) and (e) promulgated under Section 16 of the Exchange Act, any employee-member of the Committee shall abstain or recuse themselves from deliberations relating to such approvals.
Meetings
      The Compensation Committee will meet at such times as it deems appropriate to review the compensation of the executive officers of the Company and perform its duties under this charter.
Responsibilities
      1. To establish and review at least annually the Company’s general compensation policies applicable to the Company’s Chief Executive Officer and other executive officers, including the relationship of the Company’s performance to executive compensation generally, and the Chief Executive Officer’s compensation in particular, and the bases for the Chief Executive Officer’s compensation. The Committee’s power to establish and review annually the Company’s compensation policies applicable to the Company’s Chief Executive Officer and other executive officers shall be subject to any modification or veto made by the full Board in its discretion. The Company’s Chief Executive Officer shall not participate in any deliberations concerning his or her compensation;
      2. To review and approve the level of compensation, including salaries, fees, benefits, executive incentive plans and perquisites, of the Chief Executive Officer and the other executive officers of the Company;

B-1

      3. To review and advise the Board concerning the performance of the Chief Executive Officer of the Company and of those other employees whose compensation is within the review jurisdiction of the Committee;
      4. To review (and, if deemed appropriate by the Committee, retain consultants regarding) and advise the Board concerning both regional and industry-wide compensation practices and trends in order to assess the adequacy and competitiveness of the Company’s executive compensation programs among comparable companies in the Company’s industry;
      5. To administer the stock compensation plans that may be adopted by the Company from time to time, including the determination of employees and the parties who are to receive grants of stock or stock options and the terms of such grants;
      6. To perform such other functions and have such other powers as may be necessary or convenient to the efficient discharge of the foregoing; and
      7. To report to the Board of Directors regarding the foregoing from time to time, or whenever it shall be called upon to do so.
      8. To review and reassess the adequacy of this charter at least once per year and make recommendations to the Board regarding changes or amendments the Committee deems appropriate.
Reports
      The Compensation Committee will record its summaries of recommendations to the Board in written form which will be incorporated as a part of the minutes of the Board of Directors. The Compensation Committee will produce and provide to the Board an annual report of the compensation committee on executive compensation for inclusion in the Company’s annual proxy statement in accordance with applicable SEC rules and regulations.

B-2

Appendix C
ESS TECHNOLOGY, INC.
Corporate Governance and Nominating Committee Charter

I.	Authority:
      The purpose of the Committee shall be to assist the Board of Directors in 1) ensuring that qualified candidates are presented to the Board of Directors for election as directors, and members and Chairs of Board committees, 2) determining the composition of the Board of Directors and its committees, 3) monitoring a process to assess Board effectiveness, and 4) developing and implementing the company’s corporate governance guidelines.
      The Committee will have the power and duty to:

A. Review and make recommendations to the Board regarding Board structure, compensation and protections, including without limitation:

(1) the size of the Board and each standing committee;

(2) retirement policies for directors; and

(3) Board and committee compensation and benefits for non-employee directors.

B. Establish criteria for membership on the Board of Directors. The Board should be composed of:

(1) directors chosen with a view to bringing to the Board a variety of experience and background;

(2) directors who will form a central core of business executives with financial expertise and at least one director who meets the criteria for an “audit committee financial expert” as defined by rules of the Securities and Exchange Commission (“SEC”);

(3) directors who have substantial experience outside the business community — in the public, academic or scientific communities, for example;

(4) directors who are free of any conflict of interest;

(5) directors who will represent the balanced, best interests of the shareholders as a whole;

(6) directors who have sufficient time available to devote to the affairs of the Company in order to carry out the responsibilities of a director;

(7) a majority of directors who are independent as defined by and to the extent required by the Rules of the National Association of Securities Dealers, Inc. (“NASD”) and the SEC and the Sarbanes-Oxley Act of 2002; and

(8) directors who are also key members of the Company’s management.

C. Nominate candidates as follows: the Committee identifies nominees by first evaluating the current members of the Board who are willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination. If any member of the Board does not wish to continue in service, the Board decides not to re-nominate a member for re-election or the Board decides to expand the size of the Board, the Committee will identify the desired skills and experience of a new nominee in light of the guidelines set forth above. Current members of the Committee are polled for suggestions as to individuals meeting the guidelines of the Committee. To the extent it deems necessary or appropriate, the Committee may retain a search firm to be used to identify director candidates. The Committee shall have sole authority to retain and disengage any such search firm, including sole authority to approve the firm’s fees and other retention terms. The Committee shall also have authority, to the extent it deems necessary or appropriate, to retain other advisors. The Company will provide for appropriate funding, as determined by the Committee, for payment of compensation to any search firm or other advisors employed by the Committee.

D. Seek out possible candidates for director and otherwise aid in attracting highly qualified candidates as directors.

E. Consider candidates submitted by directors, officers, employees, shareholders and others. The Committee considers properly submitted shareholder nominees for director in the same manner as nominees for director from other sources.

F. Maintain a list of possible candidates.

G. Review at least annually the current composition of the Board and the performance of incumbent directors; evaluate proposed candidates against the established criteria.

H. Recommend to the Board nominees to fill vacancies as they occur among directors and, prior to each annual meeting of shareholders, a slate of nominees for election or reelection as directors by the shareholders at the annual meeting.

I. Recommend to the Board the names of persons to be appointed as the members and Chair of each Board committee.

J. Assure an effective management succession plan and measure progress in achieving that plan, including receiving periodically from the chief executive officer his recommendations regarding his successor, the development of other executive talent and the executive management needs of the Company.

K. Review the chief executive officer’s nomination of corporate officers in the context of the management succession plan and make recommendations to the Board of the persons to be elected officers by the Board.

L. Recommend formally to the Board a successor to the chief executive officer when a vacancy occurs.

M. Develop and recommend to the Board of Directors for its approval a set of corporate governance guidelines. The Committee shall review the guidelines on an annual basis, or more frequently if appropriate, and recommend changes as necessary.

N. Develop and recommend to the Board of Directors for its approval an annual self-evaluation process of the Board and its committees. The Committee shall oversee the annual self-evaluations.

O. Review this Charter on an annual basis and make recommendations to the Board with respect to its contents.

P. Perform such other functions as may be assigned by the Board from time to time.

Q. Review and approve the shareholder communication process periodically to ensure effective communication between shareholders and directors.

R. Develop and recommend to the Board of Directors for its approval stockholder access procedures and requirements.

II.	Composition and Meetings:
      The Committee will be comprised of up to three members of the Board of Directors to the extent required by the Rules of the NASD and all other applicable rules, and shall be a standing committee of the Board. Such members will be elected and serve at the pleasure of the Board. The Committee shall meet the independence standards required by the Rules of the NASD and all other applicable rules and regulations, as in effect from time to time.

      The Committee will meet on a regular basis and may call special meetings as required. The Committee will report to the Board on its findings and activities in its areas of responsibility when appropriate, but not less often than annually.
      Independent directors will meet in at least two regularly scheduled executive sessions annually, in conjunction with regularly scheduled board meetings. The sessions are chaired by the Chair of the Corporate Governance and Nominating Committee. Any independent director can request that an executive session be scheduled.

Appendix D
AGREEMENT AND PLAN OF MERGER
OF ESS TECHNOLOGY, INC.
A DELAWARE CORPORATION,
AND
ESS TECHNOLOGY, INC.
A CALIFORNIA CORPORATION
      This Agreement and Plan of Merger dated as of                     , 2005 (the “Agreement”) is between ESS Technology, Inc., a California corporation (“ESS California”), and ESS Technology, Inc., a Delaware corporation (“ESS Delaware”). ESS Delaware and ESS California are sometimes referred to in this Agreement as the “Constituent Corporations.”
RECITALS
      A. ESS Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 110,000,000 shares, 100,000,000 of which are designated “Common Stock,” $0.0001 par value, and 10,000,000 of which are designated “Preferred Stock,” $0.0001 par value. As of the date of this Agreement, 100 shares of ESS Delaware Common Stock were issued and outstanding, all of which are held by ESS California, and no shares of Preferred Stock were issued and outstanding.
      B. ESS California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 110,000,000 shares, 100,000,000 of which are designated “Common Stock,” no par value and 10,000,000 of which are designated “Preferred Stock,” no par value. As of April 14, 2005, 39,718,248 shares of Common Stock were issued and outstanding and no shares of Preferred Stock were issued and outstanding.
      C. The Board of Directors of ESS California has determined that, for the purpose of effecting the reincorporation of ESS California in the State of Delaware, it is advisable and in the best interests of ESS California that ESS California merge with and into ESS Delaware upon the terms and conditions provided in this Agreement.
      D. The respective Boards of Directors of ESS Delaware and ESS California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholders and executed by the undersigned officers.
AGREEMENT
      In consideration of the mutual agreements and covenants set forth herein, ESS Delaware and ESS California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:
      1.       Merger
      1.1     Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, ESS California shall be merged with and into ESS Delaware (the “Merger”), the separate existence of ESS California shall cease and ESS Delaware shall be, and is sometimes referred to below as, the “Surviving Corporation,” and the name of the Surviving Corporation shall be ESS Technology, Inc.
      1.2     Filing and Effectiveness. The Merger shall become effective upon completion of the following actions:

(a) Adoption and approval of this Agreement and the Merger by the stockholders of each Constituent Corporation in accordance with the applicable requirements of the Delaware General Corporation Law and the California General Corporation Law;

(b) The satisfaction or waiver of all of the conditions precedent to the consummation of the Merger as specified in this Agreement; and

(c) The filing with the Secretary of State of Delaware of an executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law.
      The date and time when the Merger becomes effective is referred to in this Agreement as the “Effective Date of the Merger.”
      1.3     Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of ESS California shall cease and ESS Delaware, as the Surviving Corporation, (a) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (b) shall be subject to all actions previously taken by its and ESS California’s Board of Directors, (c) shall succeed, without other transfer, to all of the assets, rights, powers and property of ESS California in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (d) shall continue to be subject to all of the debts, liabilities and obligations of ESS Delaware as constituted immediately prior to the Effective Date of the Merger, and (e) shall succeed, without other transfer, to all of the debts, liabilities and obligations of ESS California in the same manner as if ESS Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California General Corporation Law.
      2.       Charter Documents, Directors and Officers
      2.1     Certificate of Incorporation. The Certificate of Incorporation of ESS Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.
      2.2     Bylaws. The Bylaws of ESS Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.
      2.3     Directors and Officers. The directors and officers of ESS Delaware immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.
      3.       Manner of Conversion of Stock
      3.1     ESS California Common Stock. Upon the Effective Date of the Merger, each one share of ESS California Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one fully paid and nonassessable share of Common Stock, $.0001 par value, of the Surviving Corporation. No fractional share interests of the Surviving Corporation shall be issued. In lieu thereof, each holder of shares of ESS California shall receive from ESS Delaware an amount of cash equal to the average closing prices of ESS California Common Stock as quoted on the Nasdaq National Market for five (5) consecutive trading days ending three (3) business days prior to the closing date of the Merger. Any fractional share interests to which a holder would otherwise be entitled shall be aggregated so that no ESS California shareholder shall receive cash in an amount greater than the value of one (1) full share of ESS Delaware Common Stock.
      3.2     ESS California Options, Stock Purchase Rights and Convertible Securities.
      (a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue any and all stock option, stock incentive, employee benefit and other equity-based award plans heretofore adopted by ESS California (the “Plans”). Each outstanding and unexercised option, other right to purchase, or security convertible into, ESS California Common Stock (a “Right”) shall become, subject to the provisions in paragraph (c) hereof, an option, right to purchase, or a security convertible into the Surviving Corporation’s Common Stock, respectively, on the basis of one share of the Surviving Corporation’s Common Stock, as the case may be, for each one share of ESS California Common Stock, issuable pursuant to any such Right, on the same terms and conditions and at an exercise price equal to the exercise price applicable to any such ESS California Right at the Effective Date of the Merger. This paragraph 3.2(a) shall not apply to ESS California Common Stock. Such Common Stock is subject to paragraph 3.1 hereof.
      (b) A number of shares of the Surviving Corporation’s Common Stock shall be reserved for issuance upon the exercise or conversion of Rights equal to the number of shares ESS California Common Stock so reserved immediately prior to the Effective Date of the Merger.
      (c) The assumed Rights shall not entitle any holder thereof to a fractional share upon exercise or conversion. In lieu thereof, any fractional share interests to which a holder of an assumed Right (other than an option issued pursuant to ESS Delaware’s Plans) would otherwise be entitled upon exercise or conversion shall be aggregated (but only with other similar Rights which have the same per share terms). To the extent that after such aggregation, the holder would still be entitled to a fractional share with respect thereto upon exercise or conversion, the holder shall be entitled upon the exercise or conversion of all such assumed Rights pursuant to their terms (as modified herein), to one full share of Common Stock or Preferred Stock in lieu of such fractional share. With respect to each class of such similar Rights, no holder will be entitled to more than one full share in lieu of a fractional share upon exercise or conversion.
      Notwithstanding the foregoing, with respect to options issued under ESS California’s Plans that are assumed in the Merger, the number of shares of Common Stock to which the holder would be otherwise entitled upon exercise of each such assumed option following the Merger shall be rounded down to the nearest whole number and the exercise price shall be rounded up to the nearest whole cent. In addition, no “additional benefits” (within the meaning of Section 424(a)(2) of the Internal Revenue Code of 1986, as amended) shall be accorded to the optionees pursuant to the assumption of their options.
      3.4     ESS Delaware Common Stock. Upon the Effective Date of the Merger, each share of Common Stock, $.0001 par value, of ESS Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by ESS Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.
      3.5     Exchange of Certificates. After the Effective Date of the Merger, each holder of an outstanding certificate representing ESS California Common Stock may, at such holder’s option, surrender the same for cancellation to Mellon Investor Services LLC, as exchange agent (the “Exchange Agent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation’s Common Stock into which the surrendered shares were converted as provided herein. Until so surrendered, each outstanding certificate theretofore representing shares of ESS California capital stock shall be deemed for all purposes to represent the number of whole shares of the appropriate class and series of the Surviving Corporation’s capital stock into which such shares of ESS California capital stock were converted in the Merger.
      The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of capital stock of the Surviving Corporation represented by such outstanding certificate as provided above.
      Each certificate representing capital stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of ESS California so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.
      If any certificate for shares of Surviving Corporation’s stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.
      4.       General
      4.1     Covenants of ESS Delaware. ESS Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

(a) Qualify to do business as a foreign corporation in the State of California and irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law.

(b) File any and all documents with the California Franchise Tax Board necessary for the assumption by ESS Delaware of all of the franchise tax liabilities of ESS California; and

(c) Take such other actions as may be required by the California General Corporation Law.
      4.2     Further Assurances. From time to time, as and when required by ESS Delaware or by its successors or assigns, there shall be executed and delivered on behalf of ESS California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by ESS Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of ESS California and otherwise to carry out the purposes of this Agreement, and the officers and directors of ESS Delaware are fully authorized in the name and on behalf of ESS California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.
      4.3     Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either ESS California or ESS Delaware, or both, notwithstanding the approval of this Agreement by the shareholders of ESS California or by the sole stockholder of ESS Delaware, or by both.
      4.4     Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class of shares or series of capital stock of such Constituent Corporation.
      4.5     Registered Office. The registered office of the Surviving Corporation in the State of Delaware is located at 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, zip code 19808. Corporation Service Company is the registered agent of the Surviving Corporation at such address.
      4.6     Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 48401 Fremont Blvd, Fremont CA 94538 and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.
      4.7     Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.
      4.8     Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

      The undersigned authorized representatives of the Constituent Corporation have executed and acknowledged this Agreement as of the date first set forth above.

ESS Technology, Inc., a Delaware corporation

Robert L. Blair
President and Chief Executive Officer

ESS Technology, Inc., a California corporation

Robert L. Blair
President and Chief Executive Officer

Appendix E
CERTIFICATE OF INCORPORATION
OF
ESS TECHNOLOGY, INC.
ARTICLE I
      The name of this corporation is ESS Technology, Inc. (the “Corporation”).
ARTICLE II
      The address of the Corporation’s registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, County of New Castle, 19808. The name of its registered agent at such address is Corporation Service Company.
ARTICLE III
      The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.
ARTICLE IV
      (A) The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is one hundred and ten million (110,000,000) shares, each with a par value of $0.0001 per share. One hundred million (100,000,000) shares shall be Common Stock and ten million (10,000,000) shares shall be Preferred Stock.
      (B) The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing a certificate pursuant to the applicable law of the State of Delaware and within the limitations and restrictions stated in this Certificate of Incorporation, to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.
ARTICLE V
      The number of directors of the Corporation shall be fixed from time to time by a bylaw or amendment thereof duly adopted by the Board of Directors.
ARTICLE VI
      Each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation, or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.
      Any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal, or other causes shall be filled by either (i) the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of voting stock of the Corporation entitled to vote generally in the election of directors (the “Voting Stock”) voting together as a single class; or (ii) by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Subject to the rights of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the number of directors shall, unless the Board of Directors determines by resolution that any such newly created directorship shall be filled by the stockholders, be filled only by the affirmative vote of the directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director’s successor shall have been elected and qualified.
      In addition to the requirements of law and any other provisions hereof (and notwithstanding the fact that approval by a lesser vote may be permitted by law or any other provision thereof), the affirmative vote of the holders of at least a majority of the voting power of the then-outstanding stock shall be required to amend, alter, repeal or adopt any provision inconsistent with this Article VI.
ARTICLE VII
      In the election of directors, each holder of shares of any class or series of capital stock of the Corporation shall be entitled to one vote for each share held. No stockholder will be permitted to cumulate votes at any election of directors.
ARTICLE VIII
      The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.
ARTICLE IX
      (A) Except as otherwise provided in the Bylaws, the Bylaws may be altered or amended or new Bylaws adopted by the affirmative vote of at least a majority of the voting power of all of the then-outstanding shares of the voting stock of the Corporation entitled to vote. The Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal Bylaws.
      (B) The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.
      (C) Advance notice of stockholder nominations for the election of directors or of business to be brought by the stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.
ARTICLE X
      Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the bylaws of the Corporation.
ARTICLE XI
      The Corporation shall have perpetual existence.
ARTICLE XII
      (A) To the fullest extent permitted by the General Corporation Law of Delaware, as the same may be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law of Delaware is hereafter amended to authorize, with the approval of a corporation’s stockholders, further reductions in the liability of a corporation’s directors for breach of fiduciary duty, then a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the General Corporation Law of Delaware, as so amended.
      (B) Any repeal or modification of the foregoing provisions of this Article XIII shall not adversely affect any right or protection of a director of the Corporation with respect to any acts or omissions of such director occurring prior to such repeal or modification.
ARTICLE XIII
      (A) To the fullest extent permitted by applicable law, the Corporation is also authorized to provide indemnification of (and advancement of expenses to) such agents (and any other persons to which Delaware law permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the General Corporation Law of Delaware, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to a corporation, its stockholders, and others.
      (B) Any repeal or modification of any of the foregoing provisions of this Article XIV shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such repeal or modification.
ARTICLE XIV
      The name and mailing address of the incorporator are as follows:

ESS Technology, Inc. 48401 Fremont Blvd. Fremont, CA 94538
Executed this            day of                     .

Peter Cohn, Incorporator

Appendix F
BYLAWS
OF
ESS TECHNOLOGY, INC.
(As adopted on                     , 2005)

F-i

F-ii

BYLAWS
OF
ESS TECHNOLOGY, INC.
ARTICLE I
CORPORATE OFFICES
      1.1     Registered Office.
      The registered office of the Corporation shall be in the City of Wilmington, County of New Castle, State of Delaware. The name of the registered agent at such location is Corporation Service Company.
      1.2     Other Offices.
      The Board of Directors may at any time establish other offices at any place or places where the Corporation is qualified to do business.
ARTICLE II
MEETINGS OF STOCKHOLDERS
      2.1     Place of Meetings.
      Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the Board of Directors. In the absence of any such designation, stockholders’ meetings shall be held at the registered office of the Corporation.
      2.2     Annual Meeting.
      (a) The annual meeting of stockholders shall be held each year on a date and at a time designated by resolution of the Board of Directors. At the meeting, directors shall be elected and any other proper business may be transacted.
      (b) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be transacted by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice with respect to such meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record at the time of giving of the notice provided for in this Section 2.2, who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this Section 2.2.
      (c) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (b) of this Section 2.2, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation, as provided in Section 2.5, and such business must be a proper matter for stockholder action under the General Corporation Law of Delaware.
      (d) Only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in these Bylaws. The chairman of the meeting shall determine whether a nomination or any business proposed to be transacted by the stockholders has been properly brought before the meeting and, if any proposed nomination or business has not been properly brought before the meeting, the chairman shall declare that such proposed business or nomination shall not be presented for stockholder action at the meeting.
      (e) Nothing in this Section 2.2 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

      2.3     Special Meeting.
      (a) A special meeting of the stockholders may be called at any time by the Board of Directors, the chairman of the board, the president or by one or more stockholders holding shares in the aggregate entitled to cast not less than 10% of the votes at that meeting.
      (b) Only such business shall be conducted at a special meeting of the stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.
      (c) Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders, if such election is set forth in the notice of such special meeting. Such nominations may be made either by or at the direction of the Board of Directors, or by any stockholder of record entitled to vote at such special meeting, provided the stockholder follows the notice procedures set forth in Section 2.5.
      (d) Notwithstanding the foregoing provisions of this Section 2.3, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder with respect to matters set forth in this Section 2.3.
      2.4     Notice of Stockholder’s Meetings; Affidavit of Notice.
      (a) All notices of meetings of stockholders shall be in writing and shall be sent or otherwise given in accordance with this Section 2.4 of these Bylaws not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting (or such longer or shorter time as is required by Section 2.5 of these Bylaws, if applicable). The notice shall specify the place (if any), date, and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Written notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders may be given by electronic mail or other electronic transmission, in the manner provided in Section 232 of the Delaware General Corporation Law. An affidavit of the secretary or an assistant secretary or of the transfer agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.
      (b) If a special meeting is called by stockholders representing the percentage of the total votes outstanding designated in Section 2.3(a), the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally, or sent by registered mail or by facsimile transmission to the chairman of the board, the president, any vice president, or the secretary of the Corporation. No business may be transacted at such special meeting otherwise than specified in such request. The officer receiving the request shall cause notice to be promptly given to the stockholders entitled to vote, in accordance with the provisions of this Section 2.4, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than 35 nor more than 60 days after the receipt of the request. If the notice is not given within 20 days after the receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this Section 2.4(b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.
      2.5     Advance Notice of Stockholder Nominees and Other Stockholder Proposals.
      Only persons who are nominated in accordance with the procedures set forth in this Section 2.5 shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.5. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the secretary of the Corporation. Stockholders may bring other business before the annual meeting, provided that timely notice is provided to the secretary of the Corporation in accordance with this section, and provided further that such business is a proper matter for stockholder action under the General Corporation Law of Delaware. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the anniversary date of the release of the proxy statement in connection with the prior year’s meeting; provided that (i) the date of the annual meeting is not more than 30 days prior to or more than 60 days after such anniversary date, and (ii) no less than 60 days notice or prior public disclosure of the date of the meeting is given or made to stockholders. In other circumstances, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made. Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a directors, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation which are beneficially owned by such person and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including, without limitation, such person’s written consent to being name in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made (i) the name and address of the stockholder, as they appear on the Corporation’s books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned of record by such stockholder and beneficially by such beneficial owner. At the request of the Board of Directors any person nominated by the Board of Directors for election as a director shall furnish to the secretary of the Corporation that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 2.5. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the Bylaws, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.
      Notwithstanding the foregoing provisions of this Section 2.5, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder with respect to matters set forth in this Section 2.5.
      2.6     Quorum.
      The holders of a majority of the shares of stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (a) the chairman of the meeting or (b) holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, shall have power to adjourn the meeting to another place (if any), date or time.
      2.7     Adjourned Meeting; Notice.
      When a meeting is adjourned to another place (if any), date or time, unless these Bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place (if any), thereof and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the place (if any), date and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

      2.8     Organization; Conduct of Business.
      (a) Such person as the Board of Directors may have designated or, in the absence of such a person, the President of the Corporation or, in his or her absence, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as Chairman of the meeting. In the absence of the Secretary of the Corporation, the Secretary of the meeting shall be such person as the Chairman of the meeting appoints.
      (b) The Chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including the manner of voting and the conduct of business. The date and time of opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.
      2.9     Voting.
      (a) The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these Bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).
      (b) Except as may be otherwise provided in the Certificate of Incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.
      (c) The Corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. Every vote taken by ballots shall be counted by an inspector or inspectors appointed by the chairman of the meeting.
      (d) All elections shall be determined by a plurality of the votes cast, and except as otherwise required by law, all other matters shall be determined by a majority of the votes cast affirmatively or negatively.
      2.10     Waiver of Notice.
      Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, or waiver by electronic mail or other electronic transmission by such person, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice, or any waiver of notice by electronic transmission, unless so required by the Certificate of Incorporation or these Bylaws.
      2.11     Stockholder Action By Written Consent Without A Meeting.
      Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action that may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, is (i) signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and (ii) delivered to the Corporation in accordance with Section 228(a) of the Delaware General Corporation Law.
      Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the date the earliest dated consent is delivered to the Corporation, a written consent or consents signed by a sufficient number of holders to take action are delivered to the Corporation in the manner prescribed in this Section. A telegram, cablegram, electronic mail or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for purposes of this Section to the extent permitted by law. Any such consent shall be delivered in accordance with Section 228(d)(1) of the Delaware General Corporation Law.
      Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.
      Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing (including by electronic mail or other electronic transmission as permitted by law). If the action which is consented to is such as would have required the filing of a certificate under any section of the General Corporation Law of Delaware if such action had been voted on by stockholders at a meeting thereof, then the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written notice and written consent have been given as provided in Section 228 of the General Corporation Law of Delaware.
      2.12     Record Date for Stockholder Notice; Voting; Giving Consents.
      In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action. If the Board of Directors does not so fix a record date:

(a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(b) The record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent (including consent by electronic mail or other electronic transmission as permitted by law) is delivered to the Corporation.

(c) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
      A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, if such adjournment is for thirty (30) days or less; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.
      2.13     Proxies.
      Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by an instrument in writing or by an electronic transmission permitted by law filed with the secretary of the Corporation, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder’s name is placed on the proxy (whether by manual signature, typewriting, electronic or telegraphic transmission or otherwise) by the stockholder or the stockholder’s attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware.

      2.14     Inspectors of Election.
      Before any meeting of stockholders, the Board of Directors may appoint one or more inspectors of election to act at the meeting or any adjournment of the meeting. If no inspector of election is so appointed, then the chairman of the meeting may appoint one or more inspectors of election to act at the meeting. If any person appointed as inspector fails to appear or fails or refuses to act, then the chairman of the meeting may, and upon the request of any stockholder or a stockholder’s proxy shall, appoint a person to fill that vacancy.
      Each inspector, before discharging the duties of inspector, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector’s ability.
      Such inspectors shall:

(a) ascertain the number of shares outstanding and the voting power of each;

(b) determine the number of shares represented at the meeting and the validity of proxies and ballots;

(c) count all votes and ballots;

(d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors;

(e) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots; and

(f) do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.
ARTICLE III
DIRECTORS
      3.1     Powers.
      Subject to the provisions of the General Corporation Law of Delaware and any limitations in the Certificate of Incorporation or these Bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.
      3.2     Number of Directors.
      The number of directors constituting the entire Board of Directors shall be six.
      Thereafter, this number may be changed by a resolution of the Board of Directors or of the stockholders, subject to Section 3.4 of these Bylaws. No reduction of the authorized number of directors shall have the effect of removing any director before such director’s term of office expires.
      3.3     Election, Qualification and Term of Office of Directors.
      Except as provided in Section 3.4 of these Bylaws, and unless otherwise provided in the Certificate of Incorporation, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Directors need not be stockholders unless so required by the Certificate of Incorporation or these Bylaws, wherein other qualifications for directors may be prescribed. Each director, including a director elected to fill a vacancy, shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal.
      Unless otherwise specified in the Certificate of Incorporation, elections of directors need not be by written ballot.

      3.4     Resignation and Vacancies.
      Any director may resign at any time upon written notice to the attention of the secretary of the Corporation. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies. Unless otherwise provided in the Certificate of Incorporation, and subject to the rights of the holders of any series of Preferred Stock that may then be outstanding, a vacancy created by the removal of a director by the vote of the stockholders or by court order may be filled by a majority of the directors then in office, not including those who have been so removed. Each director so chosen shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.
      Unless otherwise provided in the Certificate of Incorporation or these Bylaws:

(a) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

(b) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.
      If at any time, by reason of death or resignation or other cause, the Corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the Certificate of Incorporation or these Bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.
      If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole Board of Directors (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General Corporation Law of Delaware as far as applicable.
      3.5     Place of Meetings; Meetings by Telephone.
      The Board of Directors of the Corporation may hold meetings, both regular and special, either within or outside the State of Delaware. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.
      3.6     Regular Meetings.
      Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.
      3.7     Special Meetings; Notice.
      Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or any two directors.

      Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail, facsimile, electronic transmission or telegram, charges prepaid, addressed to each director at that director’s address as it is shown on the records of the Corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally, or by facsimile, electronic transmission or telegram, it shall be delivered at least 24 hours before the time of the holding of the meeting, or on such shorter notice as the person or persons calling such meeting may deem necessary and appropriate in the circumstances. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose of the meeting. The notice need not specify the place of the meeting, if the meeting is to be held at the principal executive office of the Corporation.
      3.8     Quorum.
      At all meetings of the Board of Directors, a majority of the total number of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation. If a quorum is not present at any meeting of the Board of Directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.
      A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.
      3.9     Waiver of Notice.
      Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, or waiver by electronic mail or other electronic transmission by such person, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice unless so required by the Certificate of Incorporation or these Bylaws.
      3.10     Board Action by Written Consent Without a Meeting.
      Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee. Written consents representing actions taken by the board or committee may be executed by telex, telecopy or other facsimile transmission, or by electronic mail or other electronic transmission, and such facsimile or electronic transmission shall be valid and binding to the same extent as if it were an original. If the minutes of the board or committee are maintained in paper form, consents obtained by electronic transmission shall be reduced to written form and filed with such minutes.
      Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.
      3.11     Fees and Compensation of Directors.
      Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. No such compensation shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

      3.12     Approval of Loans to Officers.
      The Corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the Corporation or of its subsidiary, including any officer or employee who is a director of the Corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the Corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the Corporation. Nothing in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the Corporation at common law or under any statute.
      3.13     Removal of Directors.
      Unless otherwise restricted by statute, by the Certificate of Incorporation or by these Bylaws, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; provided, however, that if the stockholders of the Corporation are entitled to cumulative voting, if less than the entire Board of Directors is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire Board of Directors.
      No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.
      3.14     Chairman of the Board of Directors.
      The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board of Directors who shall not be considered an officer of the Corporation.
ARTICLE IV
COMMITTEES
      4.1     Committees of Directors.
      The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate 1 or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, or in these Bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the General Corporate Law of Delaware to be submitted to stockholders for approval or (ii) adopting, amending or repealing any Bylaw of the Corporation.
      4.2     Committee Minutes.
      Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.
      4.3     Meetings and Action of Committees.
      Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Section 3.5 (place of meetings and meetings by telephone), Section 3.6 (regular meetings), Section 3.7 (special meetings and notice), Section 3.8 (quorum), Section 3.9 (waiver of notice), and Section 3.10 (action without a meeting) of these Bylaws, with such changes in the context of such provisions as are necessary to substitute the committee and its members for the Board of Directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the Board of Directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.
ARTICLE V
OFFICERS
      5.1     Officers.
      The officers of the Corporation shall be a chairman, a chief executive officer, a president, a secretary, and a chief financial officer. The Corporation may also have, at the discretion of the Board of Directors, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and any such other officers as may be appointed in accordance with the provisions of Section 5.3 of these Bylaws. Any number of offices may be held by the same person.
      5.2     Appointment of Officers.
      The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 or 5.5 of these Bylaws, shall be appointed by the Board of Directors, subject to the rights, if any, of an officer under any contract of employment.
      5.3     Subordinate Officers.
      The Board of Directors may appoint, or empower the chief executive officer or the president to appoint, such other officers and agents as the business of the Corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine.
      5.4     Removal and Resignation of Officers.
      Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board of Directors at any regular or special meeting of the Board of Directors or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.
      Any officer may resign at any time by giving written notice to the attention of the secretary of the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.
      5.5     Vacancies in Offices.
      Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.
      5.6     Chairman of the Board.
      The Chairman of the Board of Directors, if there be one, shall have the power to preside at all meetings of the Board of Directors and shall have such other powers and shall be subject to such other duties as the Board of Directors may from time to time prescribe.
      5.7     Chief Executive Officer.
      Subject to such supervisory powers, if any, as may be given by the Board of Directors to the chairman of the board, if any, the chief executive officer of the Corporation shall, subject to the control of the Board of

Directors, have general supervision, direction, and control of the business and the officers of the Corporation. He or she shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the Board of Directors and shall have the general powers and duties of management usually vested in the office of chief executive officer of a corporation and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.
      5.8     President.
      Subject to such supervisory powers, if any, as may be given by the Board of Directors to the chairman of the board (if any) or the chief executive officer, the president shall have general supervision, direction, and control of the business and other officers of the Corporation. He or she shall have the general powers and duties of management usually vested in the office of president of a corporation and such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.
      5.9     Vice Presidents.
      In the absence or disability of the chief executive officer and president, the vice presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a vice president designated by the Board of Directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors, these Bylaws, the president or the chairman of the board.
      5.10     Secretary.
      The secretary shall keep or cause to be kept, at the principal executive office of the Corporation or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders. The minutes shall show the time and place of each meeting, the names of those present at directors’ meetings or committee meetings, the number of shares present or represented at stockholders’ meetings, and the proceedings thereof.
      The secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation’s transfer agent or registrar, as determined by resolution of the Board of Directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.
      The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors required to be given by law or by these Bylaws. He or she shall keep the seal of the Corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these Bylaws.
      5.11     Chief Financial Officer.
      The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.
      The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. He or she shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the president, the chief executive officer, or the directors, upon request, an account of all his or her transactions as chief financial officer and of the financial condition of the Corporation, and shall have other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

      5.12     Representation of Shares of Other Corporations.
      The chairman of the board, the chief executive officer, the president, any vice president, the chief financial officer, the secretary or assistant secretary of this Corporation, or any other person authorized by the Board of Directors or the chief executive officer or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by the person having such authority.
      5.13     Authority and Duties of Officers.
      In addition to the foregoing authority and duties, all officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board of Directors or the stockholders.
ARTICLE VI
INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES,
AND OTHER AGENTS
      6.1     Indemnification of Directors and Officers.
      The Corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, indemnify each of its directors and officers against expenses (including attorneys’ fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the Corporation. For purposes of this Section 6.1, a “director” or “officer” of the Corporation includes any person (a) who is or was a director or officer of the Corporation, (b) who is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (c) who was a director or officer of a Corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.
      6.2     Indemnification of Others.
      The Corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, to indemnify each of its employees and agents (other than directors and officers) against expenses (including attorneys’ fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the Corporation. For purposes of this Section 6.2, an “employee” or “agent” of the Corporation (other than a director or officer) includes any person (a) who is or was an employee or agent of the Corporation, (b) who is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (c) who was an employee or agent of a corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.
      6.3     Payment of Expenses in Advance.
      Expenses incurred in defending any action or proceeding for which indemnification is required pursuant to Section 6.1 or for which indemnification is permitted pursuant to Section 6.2 following authorization thereof by the Board of Directors shall be paid by the Corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of the indemnified party to repay such amount if it shall ultimately be determined, by final judicial decision from which there is no further right to appeal, that the indemnified party is not entitled to be indemnified as authorized in this Article VI.

      6.4     Indemnity Not Exclusive.
      The indemnification provided by this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification may been titled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, to the extent that such additional rights to indemnification are authorized in the Certificate of Incorporation.
      6.5     Insurance.
      The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.
      6.6     Conflicts.
      No indemnification or advance shall be made under this Article VI, except where such indemnification or advance is mandated by law or the order, judgment or decree of any court of competent jurisdiction, in any circumstance where it appears:

(a) That it would be inconsistent with a provision of the Certificate of Incorporation, these Bylaws, a resolution of the stockholders or an agreement in effect at the time of the accrual of the alleged cause of the action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

(b) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.
ARTICLE VII
RECORDS AND REPORTS
      7.1     Maintenance and Inspection of Records.
      The Corporation shall, either at its principal executive offices or at such place or places as designated by the Board of Directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws as amended to date, accounting books, and other records.
      Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation’s stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in Delaware or at its principal place of business.
      A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in each such stockholder’s name, shall be open to the examination of any such stockholder for a period of at least ten (10) days prior to the meeting in the manner provided by law. The stock list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

      7.2     Inspection by Directors.
      Any director shall have the right to examine the Corporation’s stockledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his or her position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the Corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.
ARTICLE VIII
GENERAL MATTERS
      8.1     Checks.
      From time to time, the Board of Directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the Corporation, and only the persons so authorized shall sign or endorse those instruments.
      8.2     Execution of Corporate Contracts and Instruments.
      The Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.
      8.3     Stock Certificates; Partly Paid Shares.
      The shares of the Corporation shall be represented by certificates, provided that the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation by the chairman or vice-chairman of the Board of Directors, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.
      The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.
      8.4     Special Designation on Certificates.
      If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
      8.5     Lost Certificates.
      Except as provided in this Section 8.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and canceled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate previously issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or the owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.
      8.6     Construction; Definitions.
      Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Delaware General Corporation Law shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.
      8.7     Dividends.
      The directors of the Corporation, subject to any restrictions contained in (a) the General Corporation Law of Delaware or (b) the Certificate of Incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the Corporation’s capital stock.
      The directors of the Corporation may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.
      8.8     Fiscal Year.
      The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors and may be changed by the Board of Directors.
      8.9     Seal.
      The Corporation may adopt a corporate seal, which may be altered at pleasure, and may use the same by causing it or a facsimile thereof, to be impressed or affixed or in any other manner reproduced.
      8.10     Transfer of Stock.
      Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.
      8.11     Stock Transfer Agreements.
      The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware.
      8.12     Registered Stockholders.
      The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.
      8.13     Facsimile Signatures.
      In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.
ARTICLE IX
AMENDMENTS
      The Bylaws of the Corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the Corporation may, in its Certificate of Incorporation, confer the power to adopt, amend or repeal Bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal Bylaws.

Appendix G
INDEMNIFICATION AGREEMENT
      This Indemnification Agreement (the “Agreement”) is made as of                     , 200 , by and between ESS Technology, Inc., a Delaware corporation (the “Company”), and                      (the “Indemnitee”).
RECITALS
      The Company and Indemnitee recognize the increasing difficulty in obtaining liability insurance for directors, officers and key employees, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance. The Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers and key employees to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited. Indemnitee does not regard the current protection available as adequate under the present circumstances, and Indemnitee and agents of the Company may not be willing to continue to serve as agents of the Company without additional protection. The Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, and to indemnify its directors, officers and key employees so as to provide them with the maximum protection permitted by law.
AGREEMENT
      In consideration of the mutual promises made in this Agreement, and for other good and valuable consideration, receipt of which is hereby acknowledged, the Company and Indemnitee hereby agree as follows:
      1.     Indemnification.
      (a) Third Party Proceedings. The Company shall indemnify Indemnitee if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or any subsidiary of the Company, by reason of any action or inaction on the part of Indemnitee while an officer or director or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) actually and reasonably incurred by Indemnitee in connection with such action, suit or proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, or, with respect to any criminal action or proceeding, that Indemnitee had reasonable cause to believe that Indemnitee’s conduct was unlawful.
      (b) Proceedings By or in the Right of the Company. The Company shall indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action or proceeding by or in the right of the Company or any subsidiary of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or any subsidiary of the Company, by reason of any action or inaction on the part of Indemnitee while an officer or director or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) and, to the fullest extent permitted by law, amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld), in each case to the extent actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such action or suit if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and its stockholders, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudicated by court order or judgment to be liable to the Company in the performance of Indemnitee’s duty to the Company and its stockholders unless and only to the extent that the court in which such action or proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.
      (c) Mandatory Payment of Expenses. To the extent that Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1(a) or Section 1(b) or the defense of any claim, issue or matter therein, Indemnitee shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by Indemnitee in connection therewith.
      2.     No Employment Rights. Nothing contained in this Agreement is intended to create in Indemnitee any right to continued employment.
      3.     Expenses; Indemnification Procedure.
      (a) Advancement of Expenses. The Company shall advance all expenses incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal action, suit or proceeding referred to in Section 1(a) or Section 1(b) hereof (including amounts actually paid in settlement of any such action, suit or proceeding). Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company as authorized hereby.
      (b) Notice/Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to his or her right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company and shall be given in accordance with the provisions of Section 12(d) below. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee’s power.
      (c) Procedure. Any indemnification and advances provided for in Section 1 and this Section 3 shall be made no later than thirty (30) days after receipt of the written request of Indemnitee. If a claim under this Agreement, under any statute, or under any provision of the Company’s Certificate of Incorporation or Bylaws providing for indemnification, is not paid in full by the Company within thirty (30) days after a written request for payment thereof has first been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, subject to Section 11 of this Agreement, Indemnitee shall also be entitled to be paid for the expenses (including attorneys’ fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit or proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company and Indemnitee shall be entitled to receive interim payments of expenses pursuant to Section 3(a) unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties’ intention that if the Company contests Indemnitee’s right to indemnification, the question of Indemnitee’s right to indemnification shall be for the court to decide, and neither the failure of the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

      (d) Notice to Insurers. If, at the time of the receipt of a notice of a claim pursuant to Section 3(b) hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.
      (e) Selection of Counsel. In the event the Company shall be obligated under Section 3(a) hereof to pay the expenses of any proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that (i) Indemnitee shall have the right to employ counsel in any such proceeding at Indemnitee’s expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee’s counsel shall be at the expense of the Company.
      4.     Additional Indemnification Rights; Nonexclusivity.
      (a) Scope. Notwithstanding any other provision of this Agreement, the Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company’s Certificate of Incorporation, the Company’s Bylaws or by statute. In the event of any change, after the date of this Agreement, in any applicable law, statute, or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, such changes shall be deemed to be within the purview of Indemnitee’s rights and the Company’s obligations under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties’ rights and obligations hereunder.
      (b) Nonexclusivity. The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Company’s Certificate of Incorporation, its Bylaws, any agreement, any vote of stockholders or disinterested members of the Company’s Board of Directors, the General Corporation Law of the State of Delaware, or otherwise, both as to action in Indemnitee’s official capacity and as to action in another capacity while holding such office. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though he or she may have ceased to serve in any such capacity at the time of any action, suit or other covered proceeding.
      5.     Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.
      6.     Mutual Acknowledgment. Both the Company and Indemnitee acknowledge that in certain instances, Federal law or public policy may override applicable state law and prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. For example, the Company and Indemnitee acknowledge that the Securities and Exchange Commission (the “SEC”) has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the SEC to submit the question of indemnification to a court in certain circumstances for a determination of the Company’s right under public policy to indemnify Indemnitee.
      7.     Officer and Director Liability Insurance. The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company’s performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of director and officer liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company’s directors, if Indemnitee is a director; or of the Company’s officers, if Indemnitee is not a director of the Company but is an officer; or of the Company’s key employees, if Indemnitee is not an officer or director but is a key employee. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a parent or subsidiary of the Company.
      8.     Severability. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company’s inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 8. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.
      9.     Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

(a) Claims Initiated by Indemnitee. To indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Section 145 of the Delaware General Corporation Law, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors finds it to be appropriate;

(b) Lack of Good Faith. To indemnify Indemnitee for any expenses incurred by Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such proceeding was not made in good faith or was frivolous;

(c) Insured Claims. To indemnify Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) to the extent such expenses or liabilities have been paid directly to Indemnitee by an insurance carrier under a policy of officers’ and directors’ liability insurance maintained by the Company; or

(d) Claims under Section 16(b). To indemnify Indemnitee for expenses or the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.
      10.     Construction of Certain Phrases.
      (a) For purposes of this Agreement, references to the “Company” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.
      (b) For purposes of this Agreement, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Agreement.
      11.     Attorneys’ Fees. In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys’ fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys’ fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee’s counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee’s material defenses to such action were made in bad faith or were frivolous.
      12.     Miscellaneous.
      (a) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.
      (b) Entire Agreement; Enforcement of Rights. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
      (c) Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.
      (d) Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by fax or 48 hours after being sent by nationally-recognized courier or deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address or fax number as set forth below or as subsequently modified by written notice.
      (e) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
      (f) Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns, and inure to the benefit of Indemnitee and Indemnitee’s heirs, legal representatives and assigns.

      (g) Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company to effectively bring suit to enforce such rights.
[Signature Page Follows]

      The parties hereto have executed this Agreement as of the day and year set forth on the first page of this Agreement.

ESS Technology, Inc.

By:

Title:

Address:	48401 Fremont Blvd.

Fremont, CA 94538

Fax Number:
AGREED TO AND ACCEPTED:
[name]

(Signature)
Address:
Fax Number:

Appendix H
ESS TECHNOLOGY, INC.
1995 EQUITY INCENTIVE PLAN
(amended and restated as of April 13, 2005)
      1.     PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent, Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company’s future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.
      2.     SHARES SUBJECT TO THE PLAN.
      2.1 Number of Shares Available. Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 3,000,000 Shares. Subject to Sections 2.2 and 18, Shares that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to an Award that otherwise terminates without Shares being issued; will again be available for grant and issuance in connection with future Awards under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.
      2.2     Adjustment of Shares. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.
      3.     ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 375,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent, Subsidiary or Affiliate of the Company (including new employees who are also officers and directors of the Company or any Parent, Subsidiary or Affiliate of the Company) who are eligible to receive up to a maximum of 750,000 Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.
      4.     ADMINISTRATION.
      4.1 Committee Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

(a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b) prescribe, amend and rescind rules and regulations relating to this Plan;

(c) select persons to receive Awards;

(d) determine the form and terms of Awards;

(e) determine the number of Shares or other consideration subject to Awards;

(f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

(g) grant waivers of Plan or Award conditions;

(h) determining the vesting, exercisability and payment of Awards;

(i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(j) determine whether an Award has been earned; and

(k) make all other determinations necessary or advisable for the administration of this Plan.
      4.2 Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.
      4.3 Exchange Act Requirements. If two or more members of the Board are Outside Directors, the Committee will be comprised of at least two (2) members of the Board, all of whom are Outside Directors and Disinterested Persons. During all times that the Company is subject to Section 16 of the Exchange Act, the Company will take appropriate steps to comply with the disinterested administration requirements of Section 16(b) of the Exchange Act, which will consist of the appointment by the Board of a Committee consisting of not less than two (2) members of the Board, each of whom is a Disinterested Person.
      5.     OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (“Stock Option Agreement”), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3 Exercise Period. Options will be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for the exercise of Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that: (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the “Exercise Agreement”)in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

(a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

(b) If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than because of Participant’s death or disability), then Participant’s Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant’s death or Disability, deemed to be as NQSO), but in any event no later than the expiration date of the Options.

5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8 Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit of the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.9 Modification, Extension or Renewal. The Committee may modify, extend or review outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

      6.     RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the “Purchase Price”), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement (“Restricted Stock Purchase Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant’s execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee and will be at least 85% of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of this Plan.

6.3 Restrictions. Restricted Stock Awards will be subject to such restrictions (if any) as the Committee may impose. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on length of service, performance or such other factors or criteria as the Committee may determine.
      7.     STOCK BONUSES.
      7.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company pursuant to an Award Agreement (the “Stock Bonus Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant’s individual Award Agreement (the “Performance Stock Bonus Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent, Subsidiary or Affiliate and/or individual performance factors or upon such other criteria as the Committee may determine.
      7.2 Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant and whether such Shares will be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will determine: (a) the nature, length and starting date of any period during which performance is to be measured (the “Performance Period”)for each Stock Bonus; (b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.
      7.3 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.
      7.4 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the date of Termination in accordance with the Performance Stock Bonus Agreement, unless the Committee will determine otherwise.
      8.     PAYMENT FOR SHARE PURCHASES.
      8.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

(a) by cancellation of indebtedness of the Company to the Participant;

(b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

(c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

(d) by waiver of compensation due or accrued to the Participant for services rendered;

(e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists:

(1) through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(2) through a “margin” commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(f) by any combination of the foregoing.
      8.2 Loan Guarantees. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.
      9.     WITHHOLDING TAXES.
      9.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.
      9.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the “Tax Date”). All elections by a Participant to have Shares withheld for this purpose will be made in writing in a form acceptable to the Committee and will be subject to the following restrictions:

(a) the election must be made on or prior to the applicable Tax Date;

(b) once made, then except as provided below, the election will be irrevocable as to the particular Shares as to which the election is made;

(c) all elections will be subject to the consent or disapproval of the Committee;

(d) if the Participant is an Insider and if the Company is subject to Section 16(b) of the Exchange Act: (1) the election may not be made within six (6) months of the date of grant of the Award, except as otherwise permitted by SEC Rule 16b-3(e) under the Exchange Act, and (2) either (A) the election to use stock withholding must be irrevocably made at least six (6) months prior to the Tax Date (although such election may be revoked at any time at least six (6) months prior to the Tax Date) or (B) the exercise of the Option or election to use stock withholding must be made in the ten (10) day period beginning on the third day following the release of the Company’s quarterly or annual summary statement of sales or earnings; and

(e) in the event that the Tax Date is deferred until six (6) months after the delivery of Shares under Section 83(b) of the Code, the Participant will receive the full number of Shares with respect to which the exercise occurs, but such Participant will be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.
      10.     PRIVILEGES OF STOCK OWNERSHIP.
      10.1 Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s original Purchase Price pursuant to Section 12.
      10.2 Financial Statements. The Company will provide financial statements to each Participant prior to such Participant’s purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.
      11.     TRANSFERABILITY. Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant.
      12.     RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement (a) a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, and/or (b) a right to repurchase a portion of or all Shares held by a Participant following such Participant’s Termination at any time within ninety (90) days after the later of Participant’s Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at: (A) with respect to Shares that are “Vested” (as defined in the Award Agreement), the higher of: (1) Participant’s original Purchase Price, or (2) the Fair Market Value of such Shares on Participant’s Termination Date, provided, that such right of repurchase (i) must be exercised as to all such “Vested” Shares unless a Participant consents to the Company’s repurchase of only a portion of such “Vested” Shares and (ii) terminates when the Company’s securities become publicly traded; or (B) with respect to Shares that are not “Vested” (as defined in the Award Agreement), at the Participant’s original Purchase Price, provided, that the right to repurchase at the original Purchase Price lapses at the rate of at least 20% per year over five (5) years from the date the Shares were purchased (or from the date of grant of options in the case of Shares obtained pursuant to a Stock Option Agreement and Stock Option Exercise Agreement), and if the right to repurchase is assignable, the assignee must pay the Company, upon assignment of the right to repurchase, cash equal to the excess of the Fair Market Value of the Shares over the original Purchase Price.
      13.     CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.
      14.     ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, Participants will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

      15.     EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.
      16.     SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.
      17.     NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.
      18.     CORPORATE TRANSACTIONS.
      18.1 Assumption or Replacement of Awards by Successor. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company), any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Options, as provided above, pursuant to a transaction described in this Subsection 18.1, such Options will expire on such transaction at such time and on such conditions as the Board will determine.
      18.2 Other Treatment of Award. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other “corporate transaction.”

      18.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either: (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.
      19.     ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date on which the registration statement filed by the Company with the SEC under the Securities Act registering the initial public offering of the Company’s Common Stock is declared effective by the SEC (the “Effective Date”); provided, however, that if the Effective Date does not occur on or before December 31, 1995, this Plan will terminate as of December 31, 1995 having never become effective. This Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Board may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; and (c) in the event that stockholder approval of such increase is not obtained within the time period provided herein, all Awards granted hereunder will be canceled, any Shares issued pursuant to any Award will be canceled, and any purchase of Shares hereunder will be rescinded. So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended, with respect to stockholder approval.
      20.     TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate on July 31, 2010.
      21.     AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or (if the Company is subject to the Exchange Act or Section 16(b) of the Exchange Act) pursuant to the Exchange Act or Rule 16b-3 (or its successor), as amended, thereunder, respectively.
      22.     NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
      23.     DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

“Affiliate” means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where “control” (including the terms “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

“Award” means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986 as amended.

“Committee” means the committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

“Company” means ESS Technology, Inc., a corporation organized under the laws of the State of California, or any successor corporation.

“Disability” means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

“Disinterested Person” means a director who has not, during the period that person is a member of the Committee and for one year prior to commencing service as a member of the Committee, been granted or awarded equity securities pursuant to this Plan or any other plan of the Company or any Parent, Subsidiary or Affiliate of the Company, except in accordance with the requirements set forth in Rule 16b-3(c)(2)(i) (and any successor regulation thereto) as promulgated by the SEC under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the SEC.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

“Fair Market Value” means, as of any date, the fair market value of the Common Stock, as determined by the Committee in good faith on such basis as it deems appropriate and applied consistently with respect to Participants. Whenever possible, the determination of Fair Market Value shall be based upon the closing price for the Common Stock as reported in the Wall Street Journal for the applicable date.

“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“Outside Director” means any director who is not, (a) a current employee of the Company or any Parent, Subsidiary or Affiliate of the Company; (b) a former employee of the Company or any Parent, Subsidiary or Affiliate of the Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan); (c) a current or former officer of the Company or any Parent, Subsidiary or Affiliate of the Company; or (d) currently receiving compensation for personal services in any capacity, other than as a director, from the Company or any Parent, Subsidiary or Affiliate of the Company; provided, however, that at such time as the term “Outside Director,” as used in Section 162(m) of the Code is defined in regulations promulgated under Section 162(m) of the Code, “Outside Director” will have the meaning set forth in such regulations, as amended from time to time and as interpreted by the Internal Revenue Service.

“Option” means an award of an option to purchase Shares pursuant to Section 5.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under this Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined vesting power of all classes of stock in one of the other corporations in such chain.

“Participant” means a person who receives an Award under this Plan.

“Plan” means this ESS Technology, Inc. 1995 Equity Incentive Plan, as amended from time to time.

“Restricted Stock Award” means an award of Shares pursuant to Section 6.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

“Stock Bonus” means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company it, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or the other corporations in such chain.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, director, consultant, independent contractor or advisor to the Company or a Parent, Subsidiary or Affiliate of the Company; except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

Appendix I
ESS TECHNOLOGY, INC.
ACQUISITION EQUITY INCENTIVE PLAN
(effective April 13, 2005)
      1.     Purposes of the Plan. The purpose of this ESS Technology, Inc. Acquisition Equity Incentive Plan is to promote the long-term success of the Company’s business by creating a special pool for option grants to be awarded to individuals who become Employees or Consultants in connection with a merger or acquisition transaction that is consummated after June 16, 2005. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant and subject to the Applicable Laws.
      2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or its Committee appointed pursuant to Section 4 of the Plan.

(b) “Affiliate” means an entity other than a Subsidiary (as defined below) which, together with the Company, is under common control of a third person or entity.

(c) “Applicable Laws” means all applicable U.S. federal, state and local laws, rules and regulations, and the applicable laws, rules and regulations of any other country or jurisdiction where Options are granted under the Plan or where Participants reside or provide services to the Company or any Parent, Subsidiary or Affiliate, as such laws, rules, regulations and requirements shall be in place from time to time.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” for termination of a Participant’s Continuous Service Status will exist (unless otherwise defined in an applicable agreement) if the Participant is terminated for any of the following reasons: (i) Participant’s willful failure substantially to perform his or her duties and responsibilities to the Company or deliberate violation of a Company policy; (ii) Participant’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company; (iii) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful breach of any of his or her obligations under any written agreement or covenant with the Company. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time as provided in Section 5(d) below, and the term “Company” will be interpreted to include any Subsidiary, Parent, Affiliate or successor thereto, if appropriate.

(f) “Change of Control” means a sale of all or substantially all of the Company’s assets, or any merger or consolidation of the Company with or into another corporation other than a merger or consolidation in which the holders of more than 50% of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by their being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such transaction.

(g) “Code” means the Internal Revenue Code of 1986, as amended.

(h) “Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 below.

(i) “Common Stock” means the Common Stock of the Company.

(j) “Company” means ESS Technology, Inc., a California corporation.

(k) “Consultant” means any person, including an advisor, who is engaged by the Company or any Parent, Subsidiary or Affiliate to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

(l) “Continuous Service Status” means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Service Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Parents, Subsidiaries, Affiliates or their respective successors. A change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Service Status.

(m) “Corporate Transaction” means a sale of all or substantially all of the Company’s assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation and includes a Change of Control.

(n) “Director” means a member of the Board.

(o) “Employee” means any person employed by the Company or any Parent, Subsidiary or Affiliate, with the status of employment determined based upon such factors as are deemed appropriate by the Administrator in its discretion, subject to any requirements of the Code or the Applicable Laws. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q) “Fair Market Value” means, as of any date, the fair market value of the Common Stock, as determined by the Administrator in good faith on such basis as it deems appropriate and applied consistently with respect to Participants. Whenever possible, the determination of Fair Market Value shall be based upon the closing price for the Shares as reported in the Wall Street Journal for the applicable date.

(r) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.

(s) “Named Executive” means any individual who, on the last day of the Company’s fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

(t) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.

(u) “Option” means a stock option granted pursuant to the Plan.

(v) “Option Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

(w) “Optioned Stock” means the Common Stock subject to an Option.

(x) “Optionee” means an Employee or Consultant who receives an Option.

(y) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

(z) “Participant” means any holder of one or more Options, or the Shares issuable or issued upon exercise of such Options, under the Plan.

(aa) “Plan” means this Acquisition Equity Incentive Plan.

(bb) “Reporting Person” means an officer, Director, or greater than ten percent (10%) shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

(cc) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

(dd) “Share” means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

(ee) “Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

(ff) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

(gg) “Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.
      3.     Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 2,000,000 Shares. The Shares may be authorized, but unissued, or reacquired Shares. If an award should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, again become available for future grant under the Plan. In addition, any Shares which are retained by the Company upon exercise of an award in order to satisfy the exercise price for such award or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the Plan. Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right which the Company may have shall not be available for future grant under the Plan.
      4.     Administration of the Plan.
      (a) General. The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by the Applicable Laws, the Board may authorize one or more officers to make awards under the Plan.
      (b) Committee Composition. If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan in accordance with the requirements of Rule 16b-3 or Section 162(m) of the Code, to the extent permitted or required by such provisions.

      (c) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(q) of the Plan, provided that such determination shall be applied consistently with respect to Participants under the Plan;

(ii) to select the Employees and Consultants to whom Options may from time to time be granted;

(iii) to determine whether and to what extent Options are granted;

(iv) to determine the number of Shares to be covered by each award granted;

(v) to approve the form(s) of agreement(s) used under the Plan;

(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, which terms and conditions include but are not limited to the exercise price, the time or times when awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option, Optioned Stock or restricted stock issued upon exercise of an Option, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii) to determine whether and under what circumstances an Option may be settled in cash under Section 8(c) instead of Common Stock;

(viii) to adjust the vesting of an Option held by an Employee or Consultant as a result of a change in the terms or conditions under which such person is providing services to the Company;

(ix) to construe and interpret the terms of the Plan and awards granted under the Plan, which constructions, interpretations and decisions shall be final and binding on all Participants; and

(x) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.
      5.     Eligibility.
      (a) Recipients of Grants. Nonstatutory Stock Options may be granted to individuals who become Employees or Consultants in connection with a merger or acquisition transaction that is consummated after June 16, 2005. Incentive Stock Options may be granted to individuals who become Employees in connection with a merger or acquisition transaction that is consummated after June 16, 2005, provided that Employees of Affiliates shall not be eligible to receive Incentive Stock Options.
      (b) Type of Option. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.
      (c) ISO $100,000 Limitation. Notwithstanding any designation under Section 5(b), to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(c), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.
      (d) No Employment Rights. The Plan shall not confer upon any Participant any right with respect to continuation of an employment or consulting relationship with the Company, or any Parent, Subsidiary or Affiliate, nor shall it interfere in any way with the right of such Participant, the Company, or any Parent, Subsidiary or Affiliate, to terminate his or her employment or consulting relationship at any time, with or without Cause.

      6.     Limitation on Grants. Subject to adjustment as provided in Section 11 below, the maximum number of Shares that may be subject to Options granted to any one individual under this Plan for any calendar year shall be 500,000; provided, however, that up to 1,000,000 shares subject to Options may be granted to an individual in the calendar year in which the individual commences his or her employment with the Company, a Parent, a Subsidiary or an Affiliate.
      7.     Option Term, Exercise Price and Consideration.
      (a) Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided that the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to a person who at the time of such grant is a Ten Percent Holder, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.
      (b) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option Agreement, but shall be subject to the following:

(i) In the case of an Incentive Stock Option

(A) granted to an Employee who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

(B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option, the per share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

(iv) In no event may the exercise price of any outstanding Option be directly or indirectly reduced, whether by amendment to decrease the exercise price, by exchange of an outstanding Option for an Option with a lower exercise price, or otherwise.
      (c) Permissible Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant unless otherwise permitted by Applicable Laws) and may consist entirely of (1) cash; (2) check; (3) delivery of Optionee’s promissory note with such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate; (4) cancellation of indebtedness; (5) other Shares that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised, provided that in the case of Shares acquired, directly or indirectly, from the Company, such Shares must have been owned by the Optionee for more than six months on the date of surrender (or such other period as may be required to avoid the Company’s incurring an adverse accounting charge); (6) delivery of a properly executed exercise notice together with such other documentation as the Administrator and a securities broker approved by the Company shall require to effect exercise of the Option and prompt delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable withholding taxes; (7) any combination of the foregoing methods of payment; or (8) such other consideration and method of payments permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may, in its sole discretion, refuse to accept a particular form of consideration at the time of any Option exercise.

      8.     Exercise of Option.
      (a) General.
      (i) Exercisability. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with the term of the Plan and reflected in the Option Agreement, including vesting requirements and/or performance criteria with respect to the Company and/or the Optionee. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave.
      (ii) Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Administrator may require that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent an Optionee from exercising the full number of Shares as to which the Option is then exercisable.
      (iii) Procedures for and Results of Exercise. An Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 7(c) of the Plan, provided that the Administrator may, in its sole discretion, refuse to accept any form of consideration at the time of any Option exercise.
      Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
      (iv) Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.
      (b) Termination of Employment or Consulting Relationship. Except as otherwise set forth in this Section 8(b), the Administrator shall establish and set forth in the applicable Option Agreement the terms and conditions upon which an Option shall remain exercisable, if at all, following termination of an Optionee’s Continuous Service Status, which provisions may be waived or modified by the Administrator at any time. To the extent that the Optionee is not entitled to exercise an Option at the date of his or her termination of Continuous Service Status, or if the Optionee (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Option Agreement or below (as applicable), the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan. In no event may any Option be exercised after the expiration of the Option term as set forth in the Option Agreement (and subject to Section 7(a)).
      The following provisions shall apply to the extent an Option Agreement does not specify the terms and conditions upon which an Option shall terminate upon termination of an Optionee’s Continuous Service Status:

(i) Termination other than Upon Disability or Death or for Cause. In the event of termination of an Optionee’s Continuous Service Status other than under the circumstances set forth in subsections (ii), (iii), or (iv) below, such Optionee may exercise an Option for ninety (90) days following such termination to the extent the Optionee was entitled to exercise it at the date of such termination.

(ii) Disability of Optionee. In the event of termination of an Optionee’s Continuous Service Status as a result of his or her disability (including a disability within the meaning of Section 22(e)(3) of the Code), such Optionee may exercise an Option at any time within twelve (12) months following such termination to the extent the Optionee was entitled to exercise it at the date of such termination.

(iii) Death of Optionee. In the event of the death of an Optionee during the period of Continuous Service Status since the date of grant of the Option, or within three (3) months following termination of Optionee’s Continuous Service Status, the Option may be exercised by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance at any time within twelve (12) months following the date of death, but only to the extent of the right to exercise that had accrued at the date of death or, if earlier, the date the Optionee’s Continuous Service Status terminated.

(iv) Termination for Cause. In the event of termination of an Optionee’s Continuous Service Status for Cause, any Option (including any exercisable portion thereof) held by such Optionee shall immediately terminate in its entirety upon first notification to the Optionee of termination of the Optionee’s Continuous Service Status. If an Optionee’s employment or consulting relationship with the Company is suspended pending an investigation of whether the Optionee shall be terminated for Cause, all the Optionee’s rights under any Option likewise shall be suspended during the investigation period and the Optionee shall have no right to exercise any Option.
      (c) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted under the Plan based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.
      9.     Taxes.
      (a) As a condition of the grant, vesting, or exercise of an Option granted under the Plan, the Participant (or holder) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the grant, vesting, or exercise of the Option and the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied. If the Administrator allows the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations under this Section 9 (whether pursuant to Section 9(c), (d) or (e), or otherwise), the Administrator shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.
      (b) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of grant, vesting, or exercise of the Option which triggers the tax withholding obligation.
      (c) In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 9, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the “Tax Date”).
      (d) If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations by surrendering to the Company Shares that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of shares previously acquired from the Company that are surrendered under this Section 9(d), such Shares must have been owned by the Participant for more than six (6) months on the date of surrender (or such other period of time as is required for the Company to avoid adverse accounting charges).
      (e) Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 9(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under Section 9(d) above must be made on or prior to the applicable Tax Date.

      (f) In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to the Option but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.
      10.     Non-Transferability of Options.
      (a) General. Except as set forth in this Section 10, Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option may be exercised, during the lifetime of the holder of an Option, only by such holder or a transferee permitted by this Section 10.
      (b) Limited Transferability of Nonstatutory Stock Options. The Administrator may in its discretion grant transferable Nonstatutory Stock Options pursuant to Option Agreements specifying the manner in which such Nonstatutory Stock Options are transferable. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.
      11.     Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions.
      (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, the numbers of Shares set forth in Sections 3 and 6 above, and the number of Shares that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan pursuant to Section 3 above, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.
      (b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such action, unless otherwise determined by the Administrator.
      (c) Corporate Transaction. In the event of a Corporate Transaction, each outstanding Option shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”), unless the Successor Corporation does not agree to assume the Option or to substitute an equivalent option or right, in which case such Option shall terminate upon the consummation of the transaction.
      Notwithstanding the above, in the event of a Change of Control in which outstanding awards are not being assumed or substituted in connection with the transaction, the vesting and, if applicable, the exercisability of each outstanding Option may, in the Administrator’s sole discretion, accelerate such that the Options shall become vested and exercisable to the extent of up to 100% of the Shares then unvested, in each case effective as of immediately prior to consummation of the transaction. To the extent that an Option is not exercised prior to consummation of a Corporate Transaction in which the Option is not being assumed or substituted, such Option shall terminate upon such consummation and the Administrator shall notify the Optionee or holder of such fact at least five (5) days prior to the date on which the Option terminates.
      For purposes of this Section 11(c), an Option shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction or a Change of Control, as the case may be, each holder of an Option would be entitled to receive upon exercise of the Option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares covered by the Option at such time (after giving effect to any adjustments in the number of Shares covered by the Option as provided for in this Section 11); provided that if such consideration received in the transaction is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon exercise of the Option to be solely common stock of the Successor Corporation equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.
      (d) Certain Distributions. In the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.
      12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination to grant such Option, or such other date as is determined by the Administrator, provided that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee’s employment relationship with the Company or any Parent or Subsidiary. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.
      13. Term of Plan. The Plan shall become effective upon its adoption by the Board of Directors. It shall continue in effect until April 13, 2010, unless sooner terminated under Section 14 of the Plan.
      14. Amendment and Termination of the Plan. The Board may at any time amend or terminate the Plan, but no amendment or termination (other than an adjustment pursuant to Section 13 above) shall be made that would materially and adversely affect the rights of any Optionee (or holder) under any outstanding grant, without his or her prior written consent. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.
      15. Conditions Upon Issuance of Shares. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. As a condition to the exercise of an Option, the Company may require the person exercising the award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.
      16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
      17. Agreements. Options shall be evidenced by Option Agreements in such form(s) as the Administrator shall from time to time approve.
      18. Shareholder Approval. If required by the Applicable Laws, continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
ESS TECHNOLOGY, INC.
2005 ANNUAL MEETING OF SHAREHOLDERS

     The undersigned shareholder of ESS Technology, Inc., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 29, 2005, and hereby appoints Robert L. Blair and James B. Boyd, and each of them, with full power to each of substitution, as proxies and attorneys-in-fact, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of ESS Technology, Inc. to be held on June 16, 2005 at 3:30 p.m. local time, at The Fremont Marriott, located at 46100 Landing Parkway, Fremont, CA 94538, and at any adjournments or postponements thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

     The Proxy will be voted as directed or, if no contrary direction is indicated, will be voted as follows: (1) “FOR” the election of directors in the manner described in the Proxy Statement, (2) “FOR” the approval of changing the Company’s state of incorporation from California to Delaware, (3) “FOR” the approval of the amendment and restatement of the 1995 Equity Incentive Plan, (4) “FOR” the adoption of the Acquisition Equity Incentive Plan with 2,000,000 shares reserved for issuance thereunder, (5) “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2005, and as the proxy holders deem advisable on other matters that may come before the Annual Meeting, as the case may be, with respect to the item not marked.

(Continued, and to be signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ Detach here from proxy voting card▲

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THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4 and 5.	Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

		FOR	WITHHELD				FOR	AGAINST	ABSTAIN
1. Election of Directors Nominees:		☐	☐		3.	To approve the amendment and restatement of the 1995 Equity Incentive Plan to extend the termination date of such plan from July 31, 2005 to July 31, 2010.	☐	☐	☐
01 Fred S.L. Chan	04 David S. Lee
02 Robert L. Blair 03 Gary L. Fischer	05 Peter T. Mok 06 Alfred J. Stein				4.	To adopt the Acquisition Equity Incentive Plan with 2,000,000 shares reserved for issuance thereunder.	☐	☐	☐
For all nominees except as noted below:
					5.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2005.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2. To approve changing the Company’s state of incorporation from California to Delaware.		☐	☐	☐			And, in their discretion, the proxies are authorized to vote on such other business as may properly come before the Annual Meeting or any adjournment thereof.

Signature	Signature	Date:
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. Please sign exactly as name appears hereon. Where shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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▲ Detach here from proxy voting card ▲

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM EST the day prior to annual meeting day.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/ESST Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement
on the internet at: http://www.esstech.com